              As filed with the Securities and Exchange Commission
                              on February 29, 1996
                      Registration No. 33-42927; 811-6419

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

                                                                    /X/

                        Post-Effective Amendment No. 21

                                      And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / /

                               Amendment No. 22              /X/

                        (Check appropriate box or boxes)

                            --------------------

                           STAGECOACH FUNDS, INC.
             (Exact Name of Registrant as specified in Charter)
                              111 Center Street
                        Little Rock, Arkansas  72201
        (Address of Principal Executive Offices, including Zip Code)

                            --------------------

     Registrant's Telephone Number, including Area Code:  (800) 643-9691
                            Richard H. Blank, Jr.
                              c/o Stephens Inc.
                              111 Center Street
                        Little Rock, Arkansas  72201
                   (Name and Address of Agent for Service)
                               With a copy to:
                           Robert M. Kurucza, Esq.
                           Marco E. Adelfio, Esq.
                             Morrison & Foerster
                        2000 Pennsylvania Ave., N.W.
                           Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

/ /   Immediately upon filing pursuant       / /  on _________ pursuant
      to Rule 485(b), or                          to Rule 485(b), or

/X/   60 Days after filing pursuant          / /  on _________ pursuant
      to Rule 485(a), or                          to Rule 485(a)

/ /   75 days after filing pursuant          / /  on May 1, 1996 pursuant
      to paragraph (a)(2)                         paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ending December 31, 1995, will be filed with the Securities and Exchange Commission on or about February 28, 1996.

This Post-Effective Amendment to the Registrant's Registration Statement also has been executed by Master Investment Trust (a registered investment company with separate series in which this series of the Registrant will invest substantially all of its assets) and its trustees and principal officers.

                              EXPLANATORY NOTE

                 This Post-Effective Amendment No. 21 to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to describe the conversion to master/feeder structure of three of the Company's existing funds, the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds (the "Funds"). Each of the Funds will invest substantially all of its assets in a corresponding master portfolio of Master Investment Trust, a management investment company organized as a Delaware business trust (SEC File No. 811-6415). This Amendment also adds to the Company's Registration Statement the audited financial statements for the year ended December 31, 1995 and certain related financial information pertaining to the Funds. This Amendment does not affect the Registration Statement for the Company's Aggressive Growth, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Income, Ginnie Mae, Growth and Income, Money Market Mutual, National Tax-Free Money Market Mutual and Short-Intermediate U.S. Government Income Funds.

                             Cross Reference Sheet

                             ASSET ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

Form N-1A Item Number

Part A           Prospectus Captions
------           -------------------

 1               Cover Page
 2               Prospectus Summary; Summary of Fund Expenses
 3               Financial Highlights
 4               The Funds, the Master Portfolio and Management; Prospectus Appendix
 5               How the Funds Work; The Funds, the Master Portfolio and
                 Management; Management and Servicing Fees
 6               The Funds, the Master Portfolio and Management; Investing in the Fund
 7               Investing in the Funds; Dividends; Taxes; Additional Shareholder Services
 8               How to Redeem Shares
 9               Not Applicable

Part B           Statement of Additional Information Captions
------           --------------------------------------------

10               Cover Page
11               Table of Contents
12               Introduction
13               Investment Restrictions; Portfolio Transactions; Additional Permitted
                 Investment Activities; SAI Appendix
14               Management of the Company
15               Management of the Company
16               Management of the Company; Distribution Plans; Custodian and Transfer
                 and Dividend Disbursing Agent; Independent Auditors
17               Portfolio Transactions
18               Capital Stock; Other
19               Determination of Net Asset Value; Fund Expenses
20               Federal Income Taxes
21               Distribution Plans
22               Calculation of Yield and Total Return
23               Financial Information

Part C           Other Information
------           -----------------

24-32            Information required to be included in Part C is set forth under the appropriate Item, so numbered, in
                 Part C of this Document.

                                      LOGO

                         ------------------------------
                                   PROSPECTUS
                         ------------------------------

                             ASSET ALLOCATION FUND

                        U.S. GOVERNMENT ALLOCATION FUND


                                 April 29, 1996

                              STAGECOACH FUNDS(R)

                             ASSET ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

  Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about two of the funds in the Stagecoach Family of Funds - the ASSET ALLOCATION FUND and the U.S. GOVERNMENT ALLOCATION FUND (each a "Fund" and, collectively, the "Funds"). Two classes of shares of each Fund (each, a "Class") are described in this Prospectus - Class A Shares and Class B Shares.


  Each Fund seeks to achieve its investment objective by investing all of its assets in a separate portfolio (each, a "Master Portfolio") of Master Investment Trust ("MIT"), an open-end, management investment company, rather than in a portfolio of securities and, as such, may be considered a feeder fund in a master/feeder structure. Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. Therefore, each Fund's investment experience corresponds directly with the relevant Master Portfolio's investment experience. Interests in the Master Portfolio may be purchased only by other investment companies or accredited investors.



  The ASSET ALLOCATION FUND seeks to earn over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. See "How the Funds
Work -- Investment Objective and Policies" and "How the Funds
Work -- Master-Feeder Structure."



  The U.S. GOVERNMENT ALLOCATION FUND seeks to achieve over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. See "How the Funds
Work -- Investment Objective and Policies" and "How the Funds
Work -- Master-Feeder Structure."



  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAIs"), dated April 29, 1996, for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI for each Fund is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") , BZW BARCLAYS GLOBAL INVESTORS, N.A. OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                        PROSPECTUS DATED APRIL 29, 1996


                                                                      PROSPECTUS

  The ASSET ALLOCATION FUND seeks to achieve its objective by investing in the corresponding Master Portfolio, which pursues an "asset allocation" strategy of allocating and reallocating its investments among three asset classes - common stocks, U.S. Treasury bonds, and money market instruments. The Fund is designed for investors with investment horizons of at least five years. See "How the Funds Work -- Investment Objective and Policies" and "How the Funds
Work -- Master-Feeder Structure."



  The U.S. GOVERNMENT ALLOCATION FUND seeks to achieve its objective by investing in the corresponding Master Portfolio, which pursues a strategy of allocating and reallocating its investments among three classes of debt securities - long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments - at least 65% of which will be obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund is designed for investors with investment horizons of at least five years. See "How the Funds Work -- Investment Objective and Policies" and "How the Funds Work -- Master-Feeder Structure."



  The Master Portfolios are advised by Wells Fargo Bank. BZW Barclays Global Fund Advisors ("BGFA"), an affiliate of Barclays Bank PLC ("Barclays") which is not affiliated with Wells Fargo Bank, serves as sub-adviser to the Master Portfolios. Wells Fargo Bank also serves as the Funds' transfer and dividend disbursing agent, and is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). BZW Barclays Global Investors, N.A. ("BGI") serves as the Master Portfolios' custodian. Stephens Inc. ("Stephens") is the Funds' sponsor and administrator and serves as the distributor of the Funds' shares.


THE FUNDS' SHARES AND PORTFOLIO INVESTMENTS (EXCEPT AS NOTED UNDER "HOW THE FUNDS WORK - INVESTMENT OBJECTIVES AND POLICIES" AND "PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES") ARE NOT INSURED OR GUARANTEED BY THE UNITED STATES OR ANY FEDERAL AGENCY OR INSTRUMENTALITY.


 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES TO THE MASTER PORTFOLIOS, FOR WHICH IT IS COMPENSATED. BGFA IS THE SUB-ADVISER
  AND BGFA AND BGI PROVIDE CERTAIN OTHER SERVICES TO THE MASTER PORTFOLIO, FOR WHICH THEY ARE COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED WITH WELLS FARGO
        BANK, BGFA OR BGI IS THE SPONSOR AND DISTRIBUTOR FOR THE FUNDS.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1


SUMMARY OF FUND EXPENSES                                                       5



FINANCIAL HIGHLIGHTS                                                           9



HOW THE FUNDS WORK                                                            15



THE FUNDS AND MANAGEMENT                                                      21



INVESTING IN THE FUNDS                                                        22



DIVIDENDS                                                                     34



HOW TO REDEEM SHARES                                                          35



ADDITIONAL SHAREHOLDER SERVICES                                               39



MANAGEMENT AND SERVICING FEES                                                 42



TAXES                                                                         46


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for each Fund.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?


A. The ASSET ALLOCATION FUND'S investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve this objective by investing all of its assets in the Master Portfolio of MIT which has an identical investment objective. The Master Portfolio attempts to achieve this objective by pursuing an "asset allocation" strategy by allocating its investments among three asset classes - common stocks, U.S. Treasury bonds and money market instruments. The Fund is designed for investors with investment horizons of at least five years. See "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."



    The U.S. GOVERNMENT ALLOCATION FUND'S investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve this objective by investing all of its assets in the Master Portfolio of MIT which has an identical investment objective. The Master Portfolio attempts to achieve this objective by pursuing a strategy of allocating and reallocating its investments among three classes of debt securities: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes and short-term money market instruments. Under normal market conditions, at least 65% of such Master Portfolio's total assets will be invested in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"). The Fund is designed for investors with investment horizons of at least five years. See "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."


Q.  WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank is investment adviser to the Master Portfolios. BFGA serves as sub-adviser to the Master Portfolios and provides allocation advice based on certain proprietary models. The Company has not retained the services of a separate investment adviser for the Funds because each Fund invests all of its assets in the corresponding Master Portfolio. Wells Fargo Bank provides the Funds with transfer agency and dividend disbursing agency services. BGI provides the Funds and the Master Portfolios with custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent under Selling Agreements with


                                       1                              PROSPECTUS

    Stephens, the Funds' distributor. See "The Funds and Management" and "Management and Servicing Fees."


Q.  HOW DO I INVEST IN THE FUND?



A. You may invest in the Fund by purchasing shares of a Fund at their public offering price, which is the net asset value per share plus any applicable sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.50%. Class B Shares that are redeemed within four years of purchase are subject to a maximum contingent deferred sales charge of 3.00% of the lesser of net asset value at purchase or net asset value at redemption. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end sales charge may be waived. In particular, no front-end sales charge is imposed on sales of Class A Shares made to various retirement plan customers of Wells Fargo Bank, including IRAs, Simplified Employee Pension Plans and other self-directed retirement plans for which Wells Fargo Bank serves as trustee. In other cases, the front-end sales charge may be reduced. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Funds." For more details, contact Stephens (the Funds' Sponsor and Distributor), a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).


Q.  HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income of the Asset Allocation Fund are declared quarterly and dividends from the net investment income of the U.S. Government Allocation Fund are declared daily. Dividends paid by each Fund are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value without a sales charge unless you elect to receive dividends in cash. You may also elect to reinvest dividends of the Funds in shares of the same class of another multi-class fund or in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Any capital gains will be distributed at least annually in the same manner. Each Fund's net investment income available for distribution to holders of Class B Shares will be reduced by the amount of the higher Rule 12b-1 Fee payable on behalf of the Class B Shares. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which they were acquired. See "Dividends" and "Additional Shareholder Services."

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem your shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open. Contingent deferred sales charges may be charged upon redemption of Class B Shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase

PROSPECTUS                             2

    Shares - Contingent Deferred Sales Charges - Class B Shares." For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?


A. An investment in shares of the Funds (or the Master Portfolios) is not insured against loss of principal. When the value of the securities attributable to a Fund declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in a Fund. Since the investment risks associated with an investment in each Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a summary of certain of the risks associated with an investment in the Master Portfolios. Because each Master Portfolio in which a Fund invests may shift its investment allocations significantly from time to time, its performance and that of the Fund may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs, and/or increased short-term capital gains or losses. The portfolio debt instruments of the Master Portfolios are subject to interest rate risk and credit risk. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the instruments in which a Master Portfolio invests and hence the value of your investment in the Fund which invests in such Master Portfolio. The value of instruments held by the Master Portfolios generally changes inversely to changes in market interest rates. During those periods in which a high percentage of the portfolio of a Master Portfolio is invested in long-term bonds, its exposure to interest rate risk will be greater because the longer maturity of those instruments means they generally are more sensitive to interest rate fluctuations than shorter-term debt instruments. Credit risk is the risk that the issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its outstanding obligations. The portfolio equity investments of the Master Portfolios are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Although each Fund's investment experience will correspond directly to the investment experience of the Master Portfolio in which it invests, to the extent other funds invest in the Master Portfolio, their performance may differ from that of the Fund due to different expense levels.



    As with all mutual funds, there can be no assurance that the Funds or the corresponding Master Portfolio will achieve their investment objectives. Investors should be prepared to accept that risk, as well as the risk that a Fund may under-perform (over the short and/or long term) one or more of the three classes of securities in which the corresponding Master Portfolio invests.


                                       3                              PROSPECTUS

Q.  WHAT ARE DERIVATIVES AND DO THE FUNDS AND THE MASTER PORTFOLIOS USE THEM?



A. Some of the permissible investments described throughout this Prospectus are considered "derivative" securities because their values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. For example, the futures contracts and options on futures contracts that the Master Portfolios may purchase are considered derivatives. The Master Portfolios may purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Certain of the floating- and variable-rate instruments in which the Master Portfolios may invest also can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



Q.  WHAT STEPS DO THE FUNDS AND MASTER PORTFOLIOS TAKE TO CONTROL
    DERIVATIVES-RELATED RISKS?



A. Wells Fargo Bank (as investment adviser to the Master Portfolios) and BGFA (as sub-adviser to the Master Portfolios) uses a variety of internal risk management procedures to ensure that derivatives use is consistent with both the Master Portfolios' and the Funds' investment objectives, does not expose either the Master Portfolios or the Funds to undue risks and is closely monitored. These procedures include providing periodic reports to the Boards of Trustees and Directors, respectively, concerning the use of derivatives. The use of derivatives is also subject to broadly applicable investment policies. For example, the Master Portfolios may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. In addition, the Master Portfolios may not use derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For additional information, see "Appendix -- Additional Investment Policies."


PROSPECTUS                             4

                            SUMMARY OF FUND EXPENSES


                        SHAREHOLDER TRANSACTION EXPENSES

                               FOR CLASS A SHARES

                                        ASSET ALLOCATION       U.S. GOVERNMENT
                                              FUND             ALLOCATION FUND
                                        ----------------       ---------------
Maximum Sales Charge Imposed
    on Purchases (as a percentage
    of offering price)................       4.50%                  4.50%
Sales Charge Imposed on
    Reinvested Dividends..............        None                   None
Sales Charge Imposed on
    Redemptions*......................        None                   None
Exchange Fees.........................        None                   None

                         ANNUAL FUND OPERATING EXPENSES
                               FOR CLASS A SHARES

                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)**



                                                                         U.S.
                                                      ASSET           GOVERNMENT
                                                   ALLOCATION         ALLOCATION
                                                      FUND               FUND
                                                  -------------     --------------
Management Fee..................................          0.37%              0.50%
Rule 12b-1 Fee..................................          0.05%              0.05%
Total Other Expenses(after any waivers or
  reimbursements):
    Shareholder Servicing Fee***................  0.30%             0.30%
    Administrative Fee..........................  0.03%             0.03%
    Other Expenses(after any waivers or
      reimbursements)...........................  0.09%             0.16%
                                                  -----             -----
                                                          0.42%              0.49%
                                                          -----              -----
TOTAL FUND OPERATING
    EXPENSES(1).................................          0.84%              1.04%


-------------------------------


    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** Other mutual funds may invest in the Master Portfolios and such other Funds' expenses and, correspondingly, investment returns may differ from those of the Funds.
  *** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.


                                       5                              PROSPECTUS

EXAMPLE OF EXPENSES --
CLASS A SHARES                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in Class A Shares of a
Fund, assuming (A) a 5% annual return and (B)
redemption at the end of each time period
indicated:
    Asset Allocation Fund.....................   $ 53      $71      $  89      $144
    U.S. Government Allocation Fund...........   $ 55      $77      $ 100      $166


                        SHAREHOLDER TRANSACTION EXPENSES
                               FOR CLASS B SHARES

                                     ASSET ALLOCATION       U.S. GOVERNMENT
                                           FUND             ALLOCATION FUND
                                     ----------------       ---------------
Maximum Sales Charge Imposed
    on Purchases (as a percentage
    of offering price).............        None                   None
Sales Charge Imposed on
    Reinvested Dividends...........        None                   None
Maximum Sales Charge Imposed on
    Redemptions*...................       3.00%                  3.00%
Exchange Fees......................        None                   None

                         ANNUAL FUND OPERATING EXPENSES
                               FOR CLASS B SHARES

                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)**



                                                                   U.S.
                                                ASSET           GOVERNMENT
                                             ALLOCATION         ALLOCATION
                                                FUND               FUND
                                            -------------     --------------
Management Fee............................          0.37%              0.50%
Rule 12b-1 Fee............................          0.70%              0.70%
Total Other Expenses(after any waivers or
  reimbursements):
    Shareholder Servicing Fee***..........  0.30%             0.30%
    Administrative Fee....................  0.03%             0.03%
    Other Expenses(after any waivers or
      reimbursements).....................  0.13%             0.12%
                                            -----             -----
                                                    0.46%              0.45%
                                                    -----              -----
TOTAL FUND OPERATING
    EXPENSES(1)...........................          1.53%              1.65%


-------------------------------


    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** Other mutual funds may invest in the Master Portfolios and such other Funds' expenses and, correspondingly, investment returns may differ from those of the Funds.
  *** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.


PROSPECTUS                             6

EXAMPLE OF EXPENSES -- CLASS B SHARES


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------    --------
You would pay the following expenses
on a $1,000 investment in Class B
Shares of a Fund, assuming (A) a 5%
annual return and (B) redemption at
the end of each time period indicated:
    Asset Allocation Fund............      $ 46       $58        $83        $147
    U.S. Government Allocation
      Fund...........................      $ 47       $62        $90        $165



                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------    --------
You would pay the following expenses
on a $1,000 investment in Class B
Shares of a Fund, assuming a 5%
annual return but no redemption:
    Asset Allocation Fund............      $ 16       $48        $83        $147
    U.S. Government Allocation
      Fund...........................      $ 17       $52        $90        $165


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help you understand the various costs and expenses that an investor in the Fund will bear directly or indirectly. The foregoing tables reflect expenses at both the Fund and Master Portfolio levels.


  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A Shares of the Funds and may be subject to a contingent deferred sales charge on Class B Shares if you sell such shares within a specified period. See "Investing in the Funds - Sales Charges." The Company reserves the right to impose a charge for wiring redemption proceeds. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. See "Investing in the Funds - Sales Charges."


  ANNUAL FUND OPERATING EXPENSES for Class A Shares of each Fund are based on amounts incurred during the most recent fiscal year reflecting voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the current fiscal year. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of its respective fees if certain Fund and/or Master Portfolio expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens, at their sole discretion, may waive or reimburse all or a portion


                                       7                              PROSPECTUS
of the respective fees charged to, or expenses paid by, a Fund and/or Master Portfolio. Any waivers or reimbursements would reduce a Fund's total expenses. There can be no assurances that waivers or reimbursements will continue. Absent waivers or reimbursements, the percentages shown above under "Other Expenses", "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.19%, 0.52% and 1.07%, respectively, for the Class A Shares of the U.S. Government Allocation Fund. Absent waivers and reimbursements, "Other Expenses", "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.36%, 0.69% and 1.76%, respectively, for the Class B Shares of the Asset Allocation Fund and 0.83%, 1.16% and 2.36%, respectively, for the Class B Shares of the U.S. Government Allocation Fund. The Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, please see the Prospectus sections captioned "Investing in the Funds - How To Buy Shares" and "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment in Class A Shares or Class B Shares over stated periods, based on the expenses in the respective tables above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

PROSPECTUS                             8

                              FINANCIAL HIGHLIGHTS


  The following information, for each of the five years in the period ending December 31, 1995, has been derived from the Financial Highlights in the Funds' 1995 annual financial statements. The financial statements are included in the SAI for each Fund. Except for periods ending prior to January 1, 1992, which were audited by other auditors whose report dated February 19, 1992 expressed an unqualified opinion on this information, the financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1996 also is included in the SAIs. This information should be read in conjunction with the Funds' 1995 annual financial statements and notes thereto. The SAIs have been incorporated by reference into this Prospectus.


                             ASSET ALLOCATION FUND

                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN


                                YEAR        YEAR           YEAR           YEAR           YEAR
                                ENDED       ENDED         ENDED          ENDED          ENDED
                              DEC. 31,    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                1995        1994           1993           1992          1991*
                              ---------   ---------     ----------     ----------     ----------
Net asset value, beginning of
 period......................     $16.73    $18.80         $17.89         $17.65         $14.45
Income from investment
 operations:
Net investment income........       0.74      0.77           0.77           0.87           0.92
Net realized and unrealized
 capital
 gain/(loss) on
 investments.................       4.07     (1.31)          1.88           0.31           2.28
Total from investment
 operations..................       4.81     (0.54)          2.65           1.18           3.20
Less distributions:
Dividends from net investment
 income......................      (0.74)    (0.77)         (0.77)         (0.87)          0.00
Distributions from net
 realized gain...............      (0.06)    (0.76)         (0.97)         (0.07)          0.00
Total from distributions.....      (0.80)    (1.53)         (1.74)         (0.94)          0.00
Net asset value, end of
 period......................     $20.74    $16.73         $18.80         $17.89         $17.65
Total return (not
 annualized)**...............      29.18%    (2.82)%        15.00%          7.00%         22.13%
Ratios/supplemental data:
Net assets, end of period
 (000)....................... $1,077,935  $896,943     $1,048,667       $542,226       $367,251
Number of shares outstanding,
 end of period (000).........     51,962    53,618         55,790         30,303         20,811
Ratios to average net assets
 (annualized):
Ratio of expenses to average
 net assets(1)...............       0.84%     0.84%          0.86%          0.95%          0.95%
Ratio of net investment
 income to average net
 assets(2)...................       3.81%     4.30%          4.20%          5.22%          5.88%
Portfolio turnover...........         15%       49%            40%             5%            25%
------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets prior
    to waived fees and
    reimbursed expenses......        N/A       N/A           0.86%          0.97%           N/A
(2) Ratio of net investment
    income to average net
    assets prior to waived
    fees and reimbursed
    expenses.................        N/A       N/A           4.20%          5.20%           N/A


---------------

 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund ("IRA Asset Allocation Fund") of the Wells Fargo Investment Trust for Retirement Programs ("Trust") which was reorganized into the Asset Allocation Fund on January 2, 1992.


** Total returns do not include any sales charges.


                                       9                              PROSPECTUS

                             ASSET ALLOCATION FUND

                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN


                                   YEAR        YEAR        YEAR        YEAR       PERIOD
                                  ENDED       ENDED       ENDED       ENDED       ENDED
                                 DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                  1990*       1989*       1988*       1987*       1986*+
                                ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of
  period.......................    $13.42      $12.00      $10.93      $10.07      $10.00
Income from investment
  operations:
Net investment income..........      0.91        0.93        0.72        0.72        0.07
Net realized and unrealized
  capital
  gain/(loss) on investments...      0.12        0.49        0.35        0.14        0.00
Total from investment
  operations...................      1.03        1.42        1.07        0.86        0.07
Less distributions:
Dividends from net investment
  income.......................      0.00        0.00        0.00        0.00        0.00
Distributions from net realized
  gain.........................      0.00        0.00        0.00        0.00        0.00
Total from distributions.......      0.00        0.00        0.00        0.00        0.00
Net asset value, end of
  period.......................    $14.45      $13.42      $12.00      $10.93      $10.07
Total return (not
  annualized)**................      7.68%      11.83%       9.79%       8.54%       0.70%
Ratios/supplemental data:
Net assets, end of period
  (000)........................  $261,881    $229,211    $172,326    $111,025      $1,600
Number of shares outstanding,
  end of period (000)..........    18,124      17,078      14,362      10,158         159
Ratios to average net assets
  (annualized):
Ratio of expenses to average
  net assets(1)................      0.96%       1.02%       1.00%       1.04%          0%
Ratio of net investment income
  to average net assets(2).....      6.59%       7.35%       6.23%       6.79%       0.29%
Portfolio turnover.............        88%        117%         94%         81%          0%
------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets prior to
    waived fees and reimbursed
    expenses...................       N/A         N/A         N/A         N/A         N/A
(2) Ratio of net investment
    income to average net
    assets prior to waived fees
    and reimbursed expenses....       N/A         N/A         N/A         N/A         N/A


---------------

 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund ("IRA Asset Allocation Fund") of the Wells Fargo Investment Trust for Retirement Programs ("Trust") which was reorganized into the Asset Allocation Fund on January 2, 1992.

 + The Fund commenced operations on November 13, 1986.

** Total returns do not include any sales charges.

PROSPECTUS                             10

                             ASSET ALLOCATION FUND



                    FOR A CLASS B SHARE OUTSTANDING AS SHOWN



                                                                      YEAR
                                                                      ENDED
                                                                    DEC. 31,
                                                                      1995*
                                                                    ---------
Net asset value, beginning of period..............................    $10.00
Income from investment operations:
Net investment income.............................................      0.22
Net realized and unrealized capital
  gain/(loss) on investments......................................      2.53
Total from investment operations..................................      2.75
Less distributions:
Dividends from net investment income..............................     (0.22)
Distributions from net realized gain..............................     (0.03)
Total from distributions..........................................     (0.25)
Net asset value, end of period....................................    $12.50
Total return (not annualized)**...................................     27.72%
Ratios/supplemental data:
Net assets, end of period (000)...................................   $26,271
Number of shares outstanding, end of period (000).................     2,101
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(1)........................      1.53%
Ratio of net investment income to average net assets(2)...........      2.71%
Portfolio turnover................................................        15%
-----------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to waived fees
  and reimbursed expenses.........................................      1.76%
(2) Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses.............................      2.48%


---------------


 * Class B Shares commenced operations on January 1, 1995


** Total returns do not include any sales charges.

                                       11                             PROSPECTUS

                        U.S. GOVERNMENT ALLOCATION FUND
                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN


                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                     ENDED        ENDED        ENDED        ENDED        ENDED
                                    DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                      1995         1994         1993         1992        1991*
                                    --------     --------     --------     --------     --------
Net asset value, beginning of
 period...........................   $13.76       $15.71       $15.41       $15.41       $13.14
Income from investment operations:
Net investment income.............     0.79         0.87         0.96         0.87         0.94
Net realized and unrealized
 capital gain/(loss) on
 investments......................     1.22        (1.95)        1.69         0.04         1.33
Total from investment
 operations.......................     2.01        (1.08)        2.65         0.91         2.27
Less distributions:
Dividends from net investment
 income...........................    (0.79)       (0.87)       (0.96)       (0.87)        0.00
Distributions from net realized
 gain.............................     0.00         0.00        (1.39)       (0.04)        0.00
Total from distributions..........    (0.79)       (0.87)       (2.35)       (0.91)        0.00
Net asset value, end of period....   $14.98       $13.76       $15.71       $15.41       $15.41
Total return (not annualized)**...    14.91%       (6.99)%      17.46%        6.30%       17.21%
Ratios/supplemental data:
Net assets, end of period (000)... $135,577     $140,066     $283,206     $127,504      $30,098
Number of shares outstanding, end
 of period
 (000)............................    9,048       10,177       18,031        8,272        1,954
Ratios to average net assets
 (annualized):
Ratio of expenses to average net
 assets(1)........................     1.04%        1.01%        0.99%        1.00%        1.01%
Ratio of net investment income to
 average net assets(2)............     5.41%        5.94%        5.92%        6.06%        6.77%
Portfolio turnover................      292%         112%         150%          33%         147%
------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed expenses...     1.07%        1.08%        1.02%        1.08%         N/A
(2) Ratio of net investment
   income to average net assets prior
   to waived fees and reimbursed
   expenses.......................     5.38%        5.87%        5.89%        5.98%         N/A


---------------
 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Fixed Income Strategy Fund ("IRA Fixed Income Strategy Fund") of the Trust which was reorganized into the U.S. Government Allocation Fund on January 2, 1992.
 + The Fund commenced operations on March 31, 1987.
** Total returns do not include any sales charges.

PROSPECTUS                             12

                        U.S. GOVERNMENT ALLOCATION FUND
                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN


                                               YEAR         YEAR         YEAR        PERIOD
                                              ENDED        ENDED        ENDED        ENDED
                                             DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                              1990*        1989*        1988*        1987*+
                                             --------     --------     --------     --------
Net asset value, beginning of period.....      $12.49       $11.05       $10.34       $10.00
Income from investment operations:
Net investment income....................        0.92         0.93         0.87         0.64
Net realized and unrealized capital
  gain/(loss)
  on investments.........................       (0.27)        0.51        (0.16)       (0.30)
Total from investment operations.........        0.65         1.44         0.71         0.34
Less distributions:
Dividends from net investment income.....        0.00         0.00         0.00         0.00
Distributions from net realized gain.....        0.00         0.00         0.00         0.00
Total from distributions.................        0.00         0.00         0.00         0.00
Net asset value, end of period...........      $13.14       $12.49       $11.05       $10.34
Total return (not annualized)**..........        5.20%       13.03%        6.87%        3.50%
Ratios/supplemental data:
Net assets, end of period (000)..........     $19,777      $14,367      $10,330       $7,469
Number of shares outstanding, end of
  period
  (000)..................................       1,505        1,151          935          722
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets(1)..............................        1.03%        1.05%        0.99%        0.99%
Ratio of net investment income to average
  net
  assets(2)..............................        7.34%        7.90%        8.04%        6.33%
Portfolio turnover.......................         558%          17%          42%          21%
---------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses..................         N/A          N/A          N/A          N/A
(2) Ratio of net investment income to
   average net assets prior to waived
  fees and reimbursed expenses...........         N/A          N/A          N/A          N/A


---------------
  * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Fixed Income Strategy Fund ("IRA Fixed Income Strategy Fund") of the Trust which was reorganized into the U.S. Government Allocation Fund on January 2, 1992.
  +  The Fund commenced operations on March 31, 1987.
 **  Total returns do not include any sales charges.

                                       13                             PROSPECTUS

                        U.S. GOVERNMENT ALLOCATION FUND


                    FOR A CLASS B SHARE OUTSTANDING AS SHOWN



                                                                                 YEAR
                                                                                ENDED
                                                                               DEC. 31,
                                                                                1995*
                                                                               --------
Net asset value, beginning of period.........................................   $10.00
Income from investment operations:
Net investment income (loss).................................................     0.49
Net realized and unrealized capital gain/(loss) on investments...............     0.91
Total from investment operations.............................................     1.40
Less distributions:
Dividends from net investment income.........................................    (0.49)
Distributions from net realized gain.........................................     0.00
Total from distributions.....................................................    (0.49)
Net asset value, end of period...............................................   $10.91
Total return (not annualized)**..............................................    14.11%
Ratios/supplemental data:
Net assets, end of period (000)..............................................   $4,077
Number of shares outstanding, end of period
 (000).......................................................................      374
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(1)...................................     1.65%
Ratio of net investment income to average net assets(2)......................     4.31%
Portfolio turnover...........................................................      292%
---------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets prior to waived fees and
     reimbursed expenses.......................................................   2.36%
(2)  Ratio of net investment income to
     average net assets prior to waived fees and reimbursed expenses...........   3.60%
---------------
  *  Class B shares commenced operations on January 1, 1995.
  +  The Fund commenced operations on March 31, 1987.
 **  Total returns do not include any sales charges.


PROSPECTUS                             14

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVE AND POLICIES

ASSET ALLOCATION FUND


  The Asset Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same fundamental objective as the Fund. As with all mutual funds, there can be no assurance that the Fund or the Master Portfolio, which is a diversified portfolio, will achieve their investment objectives. The Master Portfolio seeks to achieve its objective by pursuing an asset allocation strategy. This strategy is based upon the premise that these asset classes from time to time are undervalued or overvalued relative to each other by the market and that undervalued asset classes represent relatively better long-term, risk-adjusted investment opportunities. Timely, low-cost shifts among common stocks, U.S. Treasury bonds and money market instruments (as determined by their perceived relative overvaluation or undervaluation) can therefore produce attractive investment returns. Using this strategy, BGFA regularly determines the appropriate mix of asset classes and the portfolio of the Master Portfolio is periodically adjusted to achieve this mix.



  In determining the recommended mix, BGFA uses an investment model developed over the past 17 years, which is presently used as a basis for managing large employee benefit trust funds and other institutional accounts. The Asset Allocation Model, which is proprietary to BGFA, analyzes extensive financial data from numerous sources and recommends a portfolio allocation among common stocks, U.S. Treasury bonds and money market instruments. As further described in the "Prospectus Appendix - Additional Investment Policies," BGFA bases its investment decisions on the Asset Allocation Model's recommendations. At any given time, substantially all of the Master Portfolio's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time. The Master Portfolio may use stock index futures and options thereon, and interest rate futures and options thereon, as a substitute for a comparable market position in the underlying securities.



  The Asset Allocation Master Portfolio's assets will be invested as follows:



  Stock Investments. In making its stock investments, the Master Portfolio invests in the common stocks which comprise the Standard & Poor's 500 Composite Stock Price Index


                                       15                             PROSPECTUS

("S&P 500 Index")* using, to the extent feasible, the same weighting formula used by that index. The Master Portfolio does not individually select common stocks on the basis of traditional investment analysis.



  Bond Investments. The Master Portfolio purchases U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the portfolio of the Master Portfolio is generally managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. This form of debt instrument has been selected by BGFA because of the relatively low transaction costs of buying and selling U.S. Treasury bonds and because of the low default risk associated with such instruments.



  Money Market Investments. The money market instrument portion of the portfolio of the Master Portfolio generally will be invested in high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.



  A more complete description of the Asset Allocation Model, certain trading policies relating to the implementation of the model's recommendations, and the Master Portfolio's investments is contained in the "Prospectus
Appendix -- Additional Investment Policies" and in the SAI.


U.S. GOVERNMENT ALLOCATION FUND


  The U.S. Government Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has substantially the same fundamental objective as the Fund. As with all mutual funds, there can be no assurance that the Fund, or the Master Portfolio will achieve their investment objectives. The Master Portfolio seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among the following three classes of debt instruments: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based upon the premise that these asset classes from time to time are overvalued or undervalued relative to each other by the market and that undervalued asset classes represent relatively better long-


---------------


  * The S&P 500 Index is an unmanaged index of stocks comprised of 500 companies, including industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. Neither the Asset Allocation Master Portfolio nor the Asset Allocation Fund is sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund or Master Portfolio.


PROSPECTUS                             16
term investment opportunities. Timely, low-cost shifts among such securities (as determined by their perceived relative overvaluation or undervaluation) can therefore produce attractive long-term investment returns. Using this strategy, BGFA regularly determines the recommended mix of asset classes and the portfolio of the Master Portfolio is periodically adjusted to achieve this mix. Under normal market conditions, the Master Portfolio will invest at least 65% of the value of its total assets in U.S. Government obligations.



  In determining the recommended mix, BGFA uses an investment model which is presently used as a basis for managing large employee benefit trust funds and other institutional accounts. The model, which is proprietary to BGFA, analyzes risk, correlation and expected return data and recommends a portfolio allocation among the three classes of debt instruments. As further described in the "Prospectus Appendix - Additional Investment Policies," BGFA bases its investment decisions on the model's recommendations. At any given time, substantially all of the Master Portfolio's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time. The Master Portfolio is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of five years and greater.


  The U.S. Government Allocation Fund's assets will be invested and reinvested in the following types of debt instruments:


  Long-Term Investments. The Master Portfolio purchases U.S. Treasury bonds with maturities greater than 20 years. This portion of the portfolio of the Master Portfolio is generally managed to attain an average maturity of between 22 and 28 years.



  Intermediate-Term Investments. The Master Portfolio purchases U.S. Treasury notes with maturities generally ranging from 5 to 7 years. This portion of the portfolio of the Master Portfolio is generally managed to attain an average maturity of approximately 6 years.



  Short-Term Investments. The Master Portfolio purchases short-term money market instruments with remaining maturities of one year or less. This portion of the portfolio of the Master Portfolio may be invested in various types of short-term money market instruments, including U.S. Government obligations, commercial paper, bankers' acceptances, certificates of deposit, fixed time deposits, and repurchase agreements. Obligations of both domestic and foreign banks may be included.



  U.S. Government obligations have been selected by Wells Fargo Bank as the Master Portfolio's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises). The Master Portfolio may use interest rate futures and options thereon as a substitute for a comparable market position in the underlying securities.


                                       17                             PROSPECTUS

  A key component of the U.S. Government Allocation model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes, and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the model is run daily to determine the recommended allocation. The model's recommendations are presently implemented in 10% increments. Because the Master Portfolio may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.



  A more complete description of the model and the Master Portfolio's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.



MASTER/FEEDER STRUCTURE



  As of April   , 1996, the Funds converted to a feeder fund in a master/feeder structure. Accordingly, each of the Funds invests all of its assets in the corresponding Master Portfolio, which has the same investment objective as the Fund. See, "The Funds -- Investment Objectives and Policies." MIT is organized as a trust under the laws of the State of Delaware. See "General
Information -- Description of the Company." In addition to selling its shares to the corresponding Fund, each of the Master Portfolios may sell its shares to certain other mutual funds or accredited investors. Information regarding additional options, if any, for investment in shares of any of the Master Portfolios is available from Stephens and may be obtained by calling 1-800-643-9691. The expenses and, correspondingly, the returns of other investment options in MIT may differ from those of the Funds.



  The Board of Directors believes that, if other investors invest their assets in the Master Portfolios, certain economic efficiencies may be realized with respect to each of the Master Portfolios. For example, fixed expenses that otherwise would have been borne solely by one of the Funds would be spread across a larger asset base provided by more than one fund investing in the corresponding Master Portfolios. Each of the Funds and other entities investing (if any) in the corresponding Master Portfolios would each be liable for all obligations of such Master Portfolios. However, the risk of one of the Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither of the Funds nor its respective shareholders will be adversely affected by reason of investing the Funds' assets in the respective Master Portfolios. However, if there is no other investor in the Master Portfolios, the economic efficiencies (e.g., spreading fixed expenses across a


PROSPECTUS                             18
larger asset base) that the Company's Board believes should be available through investment in the Master Portfolios may not be fully achieved. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could occur.



  The Master Portfolios' investment objectives and other fundamental policies, which are substantially the same as those of either of the corresponding Funds, cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Master Portfolios' outstanding voting shares. Whenever either of the Funds, as a Master Portfolios' shareholder, is requested to vote on matters pertaining to any fundamental policy of the Master Portfolios, the Fund will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. The Fund will vote Master Portfolios' shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Master Portfolios that are non-fundamental can be changed by vote of a majority of MIT's Trustees without a shareholder vote. If the Master Portfolio's investment objective or policies are changed, the Fund could subsequently change its objective or policies to correspond to those of the Master Portfolios or the Fund could redeem its Master Portfolios' shares and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. A Fund's investment objective and other fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or Master Portfolio, to the extent possible.



PRINCIPAL INVESTMENT RISKS



  An investment in shares of the Funds (and the Master Portfolios) is not insured against loss of principal. When the value of the securities attributable to a Fund declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in a Fund. Since the investment characteristics and, therefore, investment risks associated with an investment in each Fund correspond to those of the Master Portfolio in which such Fund invests, the following is summary of certain of the risks associated with an investment in the Master Portfolio. Because each Master Portfolio in which a Fund invests may shift its investment allocations significantly from time to time, its performance and that of the Fund may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs, and/or increased short-term capital


                                       19                             PROSPECTUS
gains or losses. The portfolio debt instruments of the Master Portfolios are subject to interest rate risk and credit risk. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the instruments in which a Master Portfolio invests and hence the value of your investment in the Fund which invests in such Master Portfolio. The value of instruments held by the Master Portfolios generally changes inversely to changes in market interest rates. During those periods in which a high percentage of the portfolio of a Master Portfolio is invested in long-term bonds, its exposure to interest rate risk will be greater because the longer maturity of those instruments means they generally are more sensitive to interest rate fluctuations than shorter-term debt instruments. Credit risk is the risk that the issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its outstanding obligations. The portfolio equity investments of the Master Portfolios are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Although each Fund's investment experience will correspond directly to the investment experience of the Master Portfolio in which it invests, to the extent other funds invest in the Master Portfolio, their performance may differ from that of the Fund due to different expense levels.



  As with all mutual funds, there can be no assurance that the Funds or the corresponding Master Portfolio will achieve their investment objectives. Investors should be prepared to accept that risk, as well as the risk that a Fund may under-perform (over the short and/or long term) one or more of the three classes of securities in which the corresponding Master Portfolio invests.


PERFORMANCE


  The performance of each Class of shares of the Asset Allocation Fund may be advertised in terms of average annual total return. The performance of each Class of shares of the U.S. Government Allocation Fund may be advertised in terms of average annual total return and yield. These performance figures are based on historical results and are not intended to indicate future performance. Each Fund's performance corresponds directly to the investment experience of the corresponding Master Portfolio.



  Average annual total return of the shares of a Class of a Fund is based on the overall dollar or percentage change in value of a hypothetical investment in the Class and assumes that all dividends and capital gain distributions are reinvested in shares of that Class. Yield of the shares of each Class is calculated by dividing the net investment income per Class share earned during a specified period (usually 30 days) by net asset value per share, on the last day of such period and annualizing the result. In addition to presenting a standardized total return, at times, each Class also may present nonstandardized total returns, yield information and distribution rates.


PROSPECTUS                             20

  Because of differences in the fees and/or expenses borne by Class B Shares of the Funds, the net performance quotations on such shares can be expected, at any given time, to be lower than the net performance quotations on Class A Shares. Standardized performance quotations are computed separately for Class A Shares and Class B Shares.

  Additional information about the performance of each Fund is contained in the Annual Report for each Fund. The Annual Reports may be obtained free of charge by calling the Company at 800-222-8222.

                            THE FUNDS AND MANAGEMENT


  The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of eleven other series: the Aggressive Growth Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Money Market Mutual Fund, the National Tax-Free Money Market Fund, and the Short-Intermediate U.S. Government Income Fund. The Board of Directors of the Company supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be requested for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or Class, unless otherwise required by law (such as when the voting matter affects only one series or Class). As a shareholder of a Fund, you receive one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Funds' SAIs.



MASTER PORTFOLIO INVESTMENT ADVISER AND SUB-ADVISER



  Wells Fargo Bank is the Master Portfolios' investment adviser. In addition, Wells Fargo Bank is the Funds' transfer and dividend disbursing agent, a Shareholder Servicing Agent and a Selling Agent under Selling Agreements with the Funds' distributor. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of January 1, 1996, various divisions and affiliates of Wells Fargo Bank provided investment advisory services for approximately $33 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser and as the investment adviser or sub-adviser to the other separately managed series of the Company, and to three other registered, open-end, management investment companies, which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary


                                       21                             PROSPECTUS
of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94105.



  As investment adviser, Wells Fargo Bank, subject to the overall supervision of the Board of Trustees, provides guidance and policy direction in connection with the management of the Master Portfolios' assets. Wells Fargo Bank also furnishes the Board of Trustees with periodic reports on the Master Portfolios' investment strategies and performance.



  BGFA, located at 45 Fremont Street, San Francisco, California 94105, serves as sub-adviser to the Master Portfolios. BGFA is a wholly owned subsidiary of BGI and an indirect subsidiary of Barclays Bank PLC. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for over $220 billion of assets. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. BGFA also serves as the sub-adviser to some of the other portfolios of MIT, and as investment adviser to two other registered, open-end, management investment companies, each of which consists of several separately managed investment portfolios.



  Pursuant to a Sub-Investment Advisory Agreement, BFGA, subject to the supervision and approval of Wells Fargo Bank, provides investment advisory assistance and the day-to-day management of the Master Portfolio's assets, subject to the overall authority of MIT's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio.



  Stephens is the Funds' sponsor and administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

  You can buy shares in either Fund in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 800-222-8222.

PROSPECTUS                             22

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

  To invest in the Funds through a tax-deferred retirement plan, please contact a Shareholder Servicing Agent or a Selling Agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.


  The Company or Stephens may make the Prospectus available in an electronic format. Upon request, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.


SHARE VALUE

  The value of a share of a Class of the Funds is its "net asset value," or NAV. The NAV of a share of each Class of the Asset Allocation Fund or U.S. Government Allocation Fund is the value of total net assets attributable to such Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. The NAV of each Class is expected to fluctuate daily.

  The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE is closed on the weekday immediately before or after such Holiday. Wells Fargo Bank calculates the NAV of each Class of the Funds each Business Day as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

                                       23                             PROSPECTUS

HOW TO BUY SHARES

  Shares of each Fund are offered continuously at the applicable offering price (the NAV plus the applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a Selling Agent will not be due from the Selling Agent until the settlement date. The settlement date normally is three Business Days after the order is placed. It is the responsibility of the Selling Agent to forward payment for shares being purchased to a Fund promptly. Payment must accompany orders placed directly through the Transfer Agent.

  Payments for shares of each Class of a Fund will be invested in full and fractional shares of such Class at the applicable offering price. If shares are purchased by a check which does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Funds may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.


  The minimum initial investment amount is generally $1000. The minimum investment amount is $100 by the AutoSaver Plan purchase method (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally subsequent investments must be made in amounts of $100 or more. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial investment amount or the subsequent investment amount requirements. If you have questions regarding purchases of shares or ExpressInvest(TM) please contact the Company at 800-222-8222, or a Shareholder Servicing Agent or Selling Agent. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares" under Tax-Deferred Retirement Plans or contact a Shareholder Servicing Agent.



  Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Taxes" for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject the investor to a penalty imposed by the IRS.


PROSPECTUS                             24

SALES CHARGES


  Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A Shares of the Funds. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (other than Class B Shares). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

   The following is the Front-end Sales Charge Schedule for purchasing Class A Shares of each Fund:

                          FRONT-END          FRONT-END
                         SALES CHARGE      SALES CHARGE      DEALER ALLOWANCE
                           AS % OF          AS % OF NET          AS % OF
   AMOUNT OF PURCHASE   OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
----------------------- --------------    ---------------    ----------------
Less than $50,000.......      4.50%             4.71%               4.00%
$ 50,000 up to
  $ 99,999..............      4.00              4.17                3.55
$100,000 up to
  $249,999..............      3.50              3.63                3.125
$250,000 up to
  $499,999..............      3.00              3.09                2.65
$500,000 up to
  $999,999..............      2.00              2.04                1.75
$1,000,000 and over.....      1.00              1.01                0.85

  Class B Shares of the Fund are not subject to a front-end sales charge. However, Class B Shares which are redeemed within one, two, three or four years from the receipt of a purchase order affecting such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption. See "Investing in the Funds - Contingent Deferred Sales
Charges - Class B Shares."

  A Selling Agent or Servicing Agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class B Shares.

  If Class A Shares are purchased through a Selling Agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates Selling Agents for sales of Class B Shares, and is then reimbursed out of applicable Rule 12b-1 Fees and contingent deferred sales charges applicable to such shares. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to

                                       25                             PROSPECTUS
participate in golf or other outings and gift certificates for meals or merchandise. When shares are purchased directly through the Transfer Agent and no Selling Agent is involved with the purchase, the entire front-end sales charge is paid to Stephens.

REDUCED SALES CHARGE

  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares of one or more of the Company's funds which assess a front-end sales charge (the "Load Funds"). Since Class B Shares are not subject to front-end sales charges, you may not consider the amount of any Class B Shares you hold in determining any Volume Discount.

  Right of Accumulation

  The Right of Accumulation allows you to combine the amount you invest in Class A Shares of a Fund with the total NAV of shares (other than Class B Shares) in any of the Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares (other than Class B Shares) which you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A Shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A Shares of a Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the applicable offering price. To obtain such discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.

  Letter of Intent

  A Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A Shares you intend to purchase plus the total NAV of shares (other than Class B Shares) in any of the Load Funds you already own. Each investment in Class A Shares that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of a Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of

PROSPECTUS                             26
escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividend and capital gains paid on such shares held in escrow will be reinvested in additional Fund shares.

  Reinvestment

  You may reinvest proceeds from a redemption of Class A Shares in Class A Shares of a Fund or in shares of another of the Company's funds registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the sales load that you have paid in connection with the Class A Shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a Selling Agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.


  If you realized a gain on your redemption, your reinvestment would not alter the amount of any federal capital gains tax you pay on the gain. If you realized a loss on your redemption, your reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares you purchase by reinvestment, whether those shares are in the same portfolio as those redeemed, and the period of time that elapses after the redemption. For tax purposes, however, the amount disallowed is added to the cost of the shares you acquire upon the reinvestment.


  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments

  Purchases may be made at NAV, without a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company or (ii) you are investing proceeds from a redemption of units of a unit investment trust sold through Wells Fargo Securities Inc. on which you paid a front-end sales charge; (iii) such redemption occurred within thirty (30) days prior to the date of the purchase order; and (iv) such other investment company or trust is distributed and advised by entities other than Stephens and Wells Fargo Bank, respectively, or their affiliates. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption).

                                       27                             PROSPECTUS

  Reductions for Qualified Groups


  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.


  Waivers for Certain Parties


  Class A Shares of a Fund may be purchased at NAV, without a front-end sales charge, by directors, officers and employees (and their spouses and children under the age of 21) of the Company, Stephens, its affiliates and Selling Agents. Class A Shares of a Fund also may be purchased at NAV, without a front-end sales charge, by present and retired directors, officers and employees (and their spouses and children under the age of 21) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Class A Shares of a Fund also may be purchased at NAV, without a front-end sales charge, by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account, including a Plan Account, that is maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"), or by institutions purchasing shares for the sole purpose of creating a unit investment trust for exclusive distribution through Wells Fargo Securities Inc. In addition, you may purchase Class A Shares of a Fund at NAV, without a front-end sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.


CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

  Class B Shares of the Funds are not subject to front-end sales charges but may be subject to contingent deferred sales charges. Class B Shares which are redeemed within

PROSPECTUS                             28
one, two, three or four years from the receipt of a purchase order for such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption. Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. Contingent deferred sales charges will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which such Class B Shares were acquired.

  The amount of a contingent deferred sales charge, if any, paid upon redemption of Class B Shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B Shares acquired pursuant to the reinvestment of dividends and capital gain distributions are considered to be redeemed first. After this, Class B Shares are considered redeemed on a first-in, first-out basis so that Class B Shares held for a longer period of time are considered redeemed prior to more recently acquired Class B Shares. For a discussion of the interaction between the optional Exchange Privilege and contingent deferred sales charges on Class B Shares, see "Additional Shareholder Services - Exchange Privilege."

  Contingent deferred sales charges are waived on redemptions of Class B Shares of a Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 70 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other transaction.

  In deciding whether to purchase Class A or Class B Shares, you should compare the fees assessed on Class A Shares (including front-end sales charges) against those assessed on Class B Shares (including potential contingent deferred sales charges and higher Rule 12b-1 fees than Class A Shares) in light of the amount to be invested and the anticipated time that the shares will be owned.

                                       29                             PROSPECTUS

  You may buy shares of the Funds on any Business Day by any of the methods described below.

INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A or B) Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)," to the address above.

3. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver

PROSPECTUS                             30

Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and which is approved by the Transfer Agent ("Approved Bank"). Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase specified Fund shares on your behalf on or about the fifth Business Day of each month. There are no separate fees charged to you by the Funds for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by providing notice to the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS


  You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest(TM) through a Plan Account).


  Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an IRA, up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together, the "IRA contribution limits").


  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution is phased down and eventually eliminated.


  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess

                                       31                             PROSPECTUS
contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.


  The foregoing discussion regarding IRAs is based on the Code and federal regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" in this Prospectus and in the SAI.


  A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing a Fund's Transfer Agent to debit an Approved Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)" to the address set forth in "Initial Purchases by Wire". Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PROSPECTUS                             32

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for Class A or Class B Shares of a Fund through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order generally will be executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Fund. Because payment for shares of the Funds will not be due until settlement date, the Selling Agent might benefit from temporary use of your payment. A financial institution acting as a Selling Agent, Shareholder Servicing Agent, or in certain other capacities, may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for Class A or Class B Shares of the Funds may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Fund ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees -- Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

  The Funds, or a Shareholder Servicing Agent on their behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                                       33                             PROSPECTUS

                                   DIVIDENDS

  The Asset Allocation Fund intends to declare a quarterly dividend and the U.S. Government Allocation Fund intends to declare a daily dividend of substantially all of their respective net investment income to shareholders of record. Dividends declared by the U.S. Government Allocation Fund in a month generally are paid on the last Business Day of each month to shareholders of record. With regard to the U.S. Government Allocation Fund, dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Funds will distribute any capital gains at least annually. You have several options for receiving dividends and capital gain distributions. They are discussed under "Additional Shareholder Services - Dividend and Distribution Options."

  Dividends and capital gain distributions will have the effect of reducing the NAV per share by the amount distributed. Although a distribution paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distribution would consist of net investment income and, accordingly, would be taxable to you as ordinary income.

  Net investment income available for distribution to the holders of Class B Shares is reduced by the amount of the higher Rule 12b-1 Fee payable on such shares. Other expenses, such as state securities registration fees and transfer agency fees, that are attributable to a particular class also may affect the relative dividends and/or capital gains distributions of Class A Shares and Class B Shares.

PROSPECTUS                             34

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your shares in a Fund on any Business Day. Your shares will be redeemed at the next NAV calculated after the Funds have received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. The Funds ordinarily will remit redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class B Shares (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, a Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Funds' current intention, the Funds may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Funds reserve the right to impose charges for wiring redemption proceeds.

  Due to the high cost of maintaining Fund accounts with small balances, the Funds reserve the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to an amount equal to or greater than the applicable minimum balance. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Funds - How To Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to

                                       35                             PROSPECTUS
unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than yourself at your address of record or your designated Approved Bank account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of shares of a Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

PROSPECTUS                             36

  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for the net redemption proceeds will be mailed to your address of record or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to redeem Fund shares from your account and have the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no

                                       37                             PROSPECTUS
separate fees charged to you by the Funds for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of the same Fund that are subject to a sales charge.

  You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order will be executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or not received by the Transfer Agent prior to the close of business, your order will be executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with the Selling Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in your Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, the Selling Agent may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order will be executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.

PROSPECTUS                             38

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

                        ADDITIONAL SHAREHOLDER SERVICES


  In addition to the optional services described above, the Funds offer you several dividend and distribution payment options and an exchange privilege, which are described below. If you have any questions about the dividend and distribution payment options available to you, please call 800-222-8222.


DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the following dividend and distribution options:

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional shares of the same Class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Fund Purchase Option lets you use your dividends and/or capital gain distributions from the Funds to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B Shares may be invested in Class A or Class B Shares, respectively, of another fund, in Retail Shares of another fund, in Class A Shares of the Money Market Mutual Fund or in shares of the California Tax-Free Money Market Mutual Fund (the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund are, collectively, the Money Market Mutual Funds.). Dividends and distributions paid on Class A Shares may also be invested in shares of a non-money market fund of the Stagecoach Family of Funds with a single class of shares (a "single class fund"). Dividends and distributions paid on Class B Shares may not be invested in shares of a single class fund.

                                       39                             PROSPECTUS

  C. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

  D. The Check Payment Option lets you receive a check for all dividends and/or capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence in order to respond to changes in your investment and savings goal or in market conditions. Class A and Class B Shares of the Funds may be exchanged for Class A and Class B Shares, respectively, of another fund, for Class A Shares of the Money Market Mutual Fund, or for shares of the California Tax-Free Money Market Mutual Fund. Class A Shares may also be exchanged for shares of a single-class fund or for Retail Shares of another fund. Before making an exchange from a Fund into another fund advised by Wells Fargo Bank, please observe the following:

  - Obtain and carefully read the prospectus of the fund into which you want to exchange.

  - If you exchange into another fund with a front-end sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

  - If you exchange Class B Shares for Class B Shares of another fund, for shares of the California Tax-Free Money Market Mutual Fund or for Class A Shares of the Money Market Mutual Fund, a contingent deferred sales charge will not be imposed upon the exchange.


  - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for federal income tax purposes. A confirmation of each exchange transaction will be sent to you.


  - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

  - The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to

PROSPECTUS                             40
    modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, the Company must notify you 60 days before it modifies or discontinues the exchange privilege.

  - If you exchange Class B Shares for Class B Shares of another fund, for shares of the California Tax-Free Money Market Mutual Fund or for Class A Shares of the Money Market Mutual Fund, the remaining period of time (if any) that the contingent deferred sales charge applicable to such shares is in effect will be computed from the time of initial purchase of the previously held shares. For example, if you exchange Class B Shares of a Fund for shares of the California Tax-Free Money Market Mutual Fund and redeem those shares of the California Tax-Free Money Market Mutual Fund within four years of the purchase of the exchanged Class B Shares, you will be required to pay a contingent deferred sales charge equal to the charge which would have applied had you redeemed the original Class B Shares at that time.

  - If you exchange Class B Shares for shares of one of the Money Market Mutual Funds as described above, you subsequently may re-exchange the acquired shares only for Class B Shares of one of the Company's funds or for shares of the other Money Market Mutual Fund.

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Funds - Initial Purchases by Wire" or call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares - Expedited Redemptions by Letter and Telephone."

CONVERSION


  Class B Shares of a Fund that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A Shares of such Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B Shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A Shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions on Class B Shares will be considered new purchases for purposes of the


                                       41                             PROSPECTUS
conversion feature. A conversion should not produce gain or loss for federal tax purposes.


  If a shareholder effects one or more exchanges among Class B Shares, Class A Shares of the Money Market Mutual Fund or shares of the California Tax-Free Money Market Mutual Fund during the six-year period, the holding period for shares so exchanged will be counted toward the six-year period and any Class B Shares held at the end of six years will be converted into Class A Shares.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of MIT's Board of Trustees, Wells Fargo Bank, as the Master Portfolios' investment adviser, provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Wells Fargo Bank also furnishes the Board of Trustees with periodic reports on the Master Portfolios' investment strategy and performance.



  For these services, Wells Fargo Bank is entitled to a monthly advisory fee at the annual rate of 0.50% of the first $250 million of each Master Portfolio's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. From time to time, Wells Fargo Bank may waive its fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolios and the Funds and, accordingly, have a favorable impact on the total return and yield of the Master Portfolios and the Funds.



  Wells Fargo Bank has delegated certain advisory responsibilities to BGFA. Nevertheless, Wells Fargo Bank has retained authority over the management of each Master Portfolio, and the investment and disposition of each Master Portfolio's assets, and Wells Fargo Bank may reject any investment recommendations or decisions for a Master Portfolio if Wells Fargo Bank determines that such recommendations or decisions are not consistent with the best interests of the Master Portfolio. Wells Fargo Bank pays BGFA for its sub-advisory services annual fees equal to 0.20% of the average daily net assets of the Asset Allocation Master Portfolio and $40,000 plus 0.15% of the average daily net assets of the U.S. Government Allocation Master Portfolio.



  Prior to the Funds' conversion to master/feeder structure, Wells Fargo Bank provided investment advisory services directly to the Funds. For its services as investment adviser, Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.50% of the first $250 million of each Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of each Fund's average daily net assets in excess of $500 million. WFNIA, the sub-adviser to the Funds prior to January 1, 1996, was entitled to annual sub-advisory fees equal to 0.20% of the average daily net assets of the Asset


PROSPECTUS                             42

Allocation Fund and $40,000 plus 0.15% of the average daily net assets of the U.S. Government Allocation Fund. For the year ended December 31, 1995, the Company paid an amount equal to 0.37% of the average daily net assets of the Asset Allocation Fund and 0.50% of the average daily net assets of the U.S. Government Allocation Fund to Wells Fargo Bank for its services as investment adviser to such Funds. For the year ended December 31, 1995, Wells Fargo Bank paid an amount equal to 0.20% of the average daily net assets of the Asset Allocation Fund and 0.18% of the average daily net assets of the U.S. Government Allocation Fund to WFNIA for its services as sub-adviser to such Funds.



  From time to time, each of the Funds, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank or BGI has a lending relationship.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


  BGI serves as the custodian to the Funds and Master Portfolios. BGI, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned indirectly by Barclays. BGFA is a wholly owned subsidiary of BGI.


  Wells Fargo Bank serves as the Funds' transfer and dividend disbursing agent. Wells Fargo Bank performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

  The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank on behalf of each Class of Shares of the Funds, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) will, as agent for their customers, among other things: answer customer inquiries regarding account status and history, and the manner in which purchases, redemptions and exchanges of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of each of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Funds proxies executed by shareholders; and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent

                                       43                             PROSPECTUS
receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. In no event will the fees charged to each Class, as calculated on an annualized basis for each Fund's then-current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets attributable to the Class A or Class B Shares, as the case may be, owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average NAV attributable to the Class A or Class B Shares of each Fund.

  The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR


  Stephens, located at 111 Center Street, Little Rock, Arkansas, 72201, serves as the Company's and MIT's administrator pursuant to separate Administration Agreements with the Company and MIT, subject to the overall supervision of the Board of Directors of the Company and the Board of Trustees of MIT, respectively. Under the Administration Agreement with the Company, Stephens provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to receive from each Fund a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets from each of the Funds. Stephens does not receive a separate administration fee from the Master Portfolios. From time to time, Stephens may waive its fees from a Fund in whole or in part. Any such waiver will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return.


PROSPECTUS                             44

  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Class A and Class B Shares of the Funds. The Company also has adopted a Distribution Plan on behalf of each Class of shares of the Funds under the SEC's Rule 12b-1 ("Plans"). Under the Class A Plans for each Fund, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to the Class A Shares of the Funds. The Class A Plans provide only for the reimbursement of actual expenses. Under the Class B Plans, each Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plans provide for payments, on an annual basis, of up to 0.70% of the average daily net assets attributable to the Class B Shares of each Fund. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into Selling Agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the Company, in which event expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for goods or merchandise.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees owned by each Fund or the pro rata share of the fees owed by each Master Portfolio in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable


                                       45                             PROSPECTUS
impact on such Fund's yield and total return. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears its pro rata share of all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of its independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to each Fund or Class are charged against the assets of the Fund or Class. General expenses of the Company and MIT are allocated among all of the funds of the Company, including the Funds, or all of the portfolios of MIT, including the Master Portfolios, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Board of Directors or Trustees of the Company or MIT deems equitable.


                                     TAXES


  By complying with the applicable provisions of the Code, and regulations promulgated thereunder, it is expected that the Funds and the Master Portfolios will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to their shareholders or interestholders, as applicable. The Master Portfolios will each qualify for federal tax purposes as a partnership. As such, each Fund will generally be deemed to own directly its proportionate share of the assets of the Master Portfolio. Therefore, any interest, dividends, gains or losses of the Master Portfolio will be "passed through" to each Fund and other investors in the Master Portfolio. If the Master Portfolio were to accrue but not distribute any interest, dividends or gains, each Fund would be deemed to have realized and recognized its proportionate share of interest, dividends, or gains without receipt of any corresponding distribution. Each Master Portfolio seeks to minimize recognition by investors of interest, dividends or gains without a corresponding distribution. Dividends from the investment income (including net short-term capital gains, if any) declared and paid by each Fund will be taxable as ordinary income to a Fund's shareholders. Whether you take such dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable. Generally, dividends are taxable to shareholders at the time they are paid. However, dividends declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends are actually paid no later than January 31 of the following year. You may be eligible to defer the taxation of dividend and capital gain distributions on shares of a Fund which are held under a qualified tax-deferred retirement plan. See "Investing in the Funds - Tax-Deferred Retirement Plans" above. The Funds intend to pay out all their net investment income and net realized capital gains (if any) for each year. Corporate shareholders of the Asset Allocation Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by such Fund to the extent such Fund's income is derived from certain dividends received from domestic corporations. The U.S.


PROSPECTUS                             46

Government Allocation Fund's dividends will not qualify for the dividends-received deduction allowed to corporate shareholders. In order to qualify for the dividends received deduction a corporate shareholder must hold the Fund shares paying the dividends upon which such deduction is based for at least 46 days.

  The Funds, or your Shareholder Servicing Agent on their behalf, will inform you of the amount and nature of such dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. The Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs.


  The foregoing discussion regarding taxes is based on federal tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting a Fund and its shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.


                                       47                             PROSPECTUS

                             PROSPECTUS APPENDIX -
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

ASSET ALLOCATION MODEL


  BGFA compares the Asset Allocation Master Portfolio's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 10% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Master Portfolio generally will invest the net proceeds from the sale of shares of the Master Portfolio and will liquidate existing Master Portfolio investments to meet net redemption requirements in a manner that best allows the Master Portfolio's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the model to the contrary, the Asset Allocation Master Portfolio will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Master Portfolio maintain positions in any particular asset class or classes.



  Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund and the Master Portfolio. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.



  There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Master Portfolio is to invest its assets


                                      A-1                             PROSPECTUS
in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

U.S. GOVERNMENT ALLOCATION MODEL


  BGFA compares the U.S. Government Allocation Master Portfolio's investments daily to the U.S. Government Allocation Model's recommended allocation. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Master Portfolio generally will invest the net proceeds from the sale of shares of the Master Portfolio and will liquidate existing Master Portfolio investments to meet net redemption requirements in a manner that best allows the Master Portfolio's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Master Portfolio will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Master Portfolio maintain positions in any particular asset class or classes.



  BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the Master Portfolio. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



  Although BGFA intends to use the Models as bases for its investment decisions with respect to the Asset Allocation Master Portfolio and U.S. Government Allocation Master Portfolio, BGFA may change from time to time the criteria and methods it uses to implement the model's recommendations if it believes such a change is desirable for a Master Portfolio. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Master Portfolios, the conduct of their affairs and the disposition of the Master Portfolios' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for a Master Portfolio if Wells Fargo Bank determines that any such decision is not consistent with the best interests of a Master Portfolio.


PROSPECTUS                            A-2

  Money Market Instruments and Temporary Investments


  In accordance with its investment policies, the Master Portfolios will invest varying percentages of their assets in money market instruments. In addition, the Master Portfolios may have temporary cash balances on account of new purchases, dividends, interest and reserves for redemptions, and which the Master Portfolios may invest in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser;
(iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of assets; (c) have branches or agencies in the United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Master Portfolio.


  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial

                                      A-3                             PROSPECTUS
support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Short-Term Corporate Debt Instruments


  The Master Portfolios may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.



  The Master Portfolios also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Master Portfolios will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.


  Floating- and Variable-Rate Instruments


  Certain of the debt instruments that the Master Portfolios may purchase bear interest at rates that are not fixed, but vary for example, with changes in specified market rates or indices or specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The floating- and variable-rate instruments that the Master Portfolios may purchase include certificates of participation in such obligations. Wells Fargo Bank or BGFA, as appropriate will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the date a Master Portfolio elects to demand payment and the date payment is due. Such events may affect the ability of the issuer of the instrument to make payment when due, thereby affecting a Master Portfolio's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.


PROSPECTUS                            A-4

  Repurchase Agreements


  The Master Portfolios may enter into repurchase agreements wherein the seller of a security to a Master Portfolio agrees to repurchase that security from such Master Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Master Portfolios may enter into repurchase agreements only with respect to U.S. Government obligations and those securities which are permissible investments for a Master Portfolio. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction entered into by the Master Portfolios may be greater than one year. If the seller defaults and the value of the underlying securities has declined, a Master Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Master Portfolio's disposition of the security may be delayed or limited. The Master Portfolios will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by MIT's Board of Trustees and are not affiliated with the Master Portfolios' investment adviser. The Master Portfolios may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.



  Futures Contracts and Options Transactions - General



  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contacts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).



  The Master Portfolios may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.



  The Master Portfolios' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Master Portfolios may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of a Master Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, each Master


                                      A-5                             PROSPECTUS

Portfolio may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.



  Initially, when purchasing or selling futures contracts a Master Portfolio will be required to deposit with the Master Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Master Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Master Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.



  Although the Master Portfolios intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Master Portfolio to substantial losses. If it is not possible, or a Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments of variation margin.



  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


PROSPECTUS                            A-6

  Stock Index Options. The Master Portfolios may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a Master Portfolio's total assets and the value of the options written may not exceed 10% of the value of the Master Portfolio's total assets.



  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Master Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Master Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.



  When a Master Portfolio writes an option on a stock index, the Master Portfolio will place in a segregated account with the Master Portfolio's custodian cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.



  Stock Index Futures and Options on Stock Index Futures. Each Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. Each Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's securities which are the subject of the transaction.



  Interest-Rate and Index Swaps. Each Master Portfolio may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Master Portfolio with another party of their respective commitments to


                                      A-7                             PROSPECTUS
pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If a Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.



  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.



  The permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. The futures contracts and options on futures contracts that the Master Portfolios may purchase are considered derivatives. The Master Portfolios may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to change in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



  Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Master Portfolio's investment objective, does not expose such Master Portfolio or corresponding Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees of MIT and the Board of Directors of the Company concerning the use of derivatives.



  The use of derivatives by the Master Portfolios also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified


PROSPECTUS                            A-8
percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Master Portfolio use certain derivatives without establishing adequate "cover" in compliance with SEC positions regarding the use of leverage.


  Loans of Portfolio Securities


  The Master Portfolios may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to a Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, a Master Portfolio's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Master Portfolio may receive as collateral will not become part of the portfolio of the Master Portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio, if permitted by law, will dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay a Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. Neither Master Portfolio will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Master Portfolio will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolios may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, MIT, the investment adviser, or the Distributor.


  Foreign Obligations


  Each Master Portfolio may invest up to 25% of its respective assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries,


                                      A-9                             PROSPECTUS
interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


INVESTMENT POLICIES -- THE FUNDS


  Each Fund's investment objective, as set forth in the first paragraph of the "How The Funds Work - Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.


  As matters of fundamental policy, each Fund may: (i) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this clause (i); (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); (iii) make loans of portfolio securities in accordance with its investment policies; and
(iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that (a) each Fund may invest 25% or more of its assets in obligations of the U.S. Government, its agencies or instrumentalities, and (b) the Asset Allocation Fund is permitted to concentrate its assets in any industry for the same period as does the S&P 500 Index, (c) the Asset Allocation Fund's money market investments may be invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities, (d) such investments may, from time to time, represent 25% or more of the Asset Allocation Fund's total assets, and (e) each Fund may invest all of its assets in a diversified, open-end management investment company or a series thereof, with the same investment objective, policies and restrictions as the Fund, without regard to these limitations. However, the Asset Allocation Fund's money market investments in the banking industry will not represent 25% or more of its total assets unless the SEC staff has confirmed that


PROSPECTUS                            A-10
it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry. With respect to paragraph (ii) above, each Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph (iii) above, the Asset Allocation Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.


  As a matter of nonfundamental policy, each Fund may not invest more than 15% of the current value of its net assets in illiquid securities, including repurchase agreements having maturities of more than seven days.



INVESTMENT POLICIES -- THE MASTER PORTFOLIOS



  As matters of fundamental policy, each Master Portfolio may: (i) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of such issuer or the Master Portfolio would own more than 10% of the outstanding voting securities of such issuer; (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); (iii) make loans of portfolio securities in accordance with its investment policies; and
(iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that (a) each Master Portfolio may invest 25% or more of its assets in obligations of the U.S. Government, its agencies or instrumentalities, and (b) the Asset Allocation Master Portfolio is permitted to concentrate its assets in any industry for the same period as does the S&P 500 Index, (c) the Asset Allocation Master Portfolio's money market investments may be invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities, and (d) such investments may, from time to time, represent 25% or more of the Asset Allocation Master Portfolio's total assets. However, the Asset Allocation Master Portfolio's money market investments in the banking industry will not represent 25% or more of its total assets unless the SEC staff has confirmed that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry. With respect to paragraph (ii) above, each Master Portfolio presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph (iii) above, the Asset Allocation Master Portfolio presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to paragraph
(i), it may be possible that MIT would own more than 10% of the outstanding voting securities of an issuer.


                                      A-11                            PROSPECTUS

  As a matter of nonfundamental policy, each Master Portfolio may not invest more than 15% of the current value of its net assets in illiquid securities, including repurchase agreements having maturities of more than seven days.


PROSPECTUS                            A-12

--------------------------------------------------------------------------------
          Advised by WELLS FARGO BANK, N.A. - Sponsored/Distributed by
                        Stephens Inc., Member NYSE/SIPC
                                NOT FDIC INSURED

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

SUB-INVESTMENT ADVISER


BZW Barclays Global Fund Advisors

45 Fremont Street
San Francisco, California 94105

CUSTODIAN


BZW Barclays Global Investors, N.A.

45 Fremont Street
San Francisco, California 94105

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Fund
simply call 1-800-222-8222 or write:

Stagecoach Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------


  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank, BGFA or BGI
  - are NOT deposits or obligations of such banks or entities              LOGO
  - involve investment risk, including possible loss
    of principal



LOGO                                                              SC 1021 (4/96)

Printed on Recycled Paper

LOGO
P.O. Box 7066
San Francisco, CA 94120-7066

STAGECOACH FUNDS:
--------------------------------------------------------------------------------


  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank, BGFA or BGI
  - are NOT deposits or obligations of such banks or entities              LOGO
  - involve investment risk, including possible loss
    of principal



LOGO                                                              SC 1021 (4/96)

Printed on Recycled Paper

                             Cross Reference Sheet

                              CORPORATE STOCK FUND

Form N-1A Item Number

Part A           Prospectus Captions
------           -------------------

 1               Cover Page
 2               Prospectus Summary; Summary of Fund Expenses
 3               Financial Highlights
 4               The Fund, the Master Portfolio and Management; Prospectus Appendix
 5               How the Fund Works; The Fund, the Master Portfolio and
                 Management; Management and Servicing Fees
 6               The Fund, the Master Portfolio and Management; Investing in the Fund
 7               Investing in the Fund; Dividends; Taxes; Additional Shareholder Services
 8               How to Redeem Shares
 9               Not Applicable

Part B           Statement of Additional Information Captions
------           --------------------------------------------

10               Cover Page
11               Table of Contents
12               Introduction
13               Investment Restrictions; Portfolio Transactions; Additional Permitted
                 Investment Activities; SAI Appendix
14               Management of the Company
15               Management of the Company
16               Management of the Company; Distribution Plans; Custodian and Transfer
                 and Dividend Disbursing Agent; Independent Auditors
17               Portfolio Transactions
18               Capital Stock; Other
19               Determination of Net Asset Value; Fund Expenses
20               Federal Income Taxes
21               Distribution Plans
22               Calculation of Yield and Total Return
23               Financial Information

Part C           Other Information
------           -----------------

24-32            Information required to be included in Part C is set forth under the appropriate Item, so numbered, in
                 Part C of this Document.

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                              CORPORATE STOCK FUND


                                 April 29, 1996

                              STAGECOACH FUNDS(R)


                              CORPORATE STOCK FUND

  Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about one of the funds in the Stagecoach Family of Funds -- the CORPORATE STOCK FUND (the "Fund").


  The Fund seeks to achieve its investment objective by investing all of its assets in a separate portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"), an open-end management investment company which has the same investment objective as the Fund, rather than investing in a portfolio of securities. Therefore, the Fund's investment experience corresponds directly with the Master Portfolio's investment experience. Interests in the Master Portfolio may be purchased only by other investment companies or accredited investors.



  The Fund's investment objective is to approximate to the extent practicable the total rate of return of substantially all of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The Master Portfolio attempts to achieve this objective by investing in most of the common stocks which comprise that index. See "How the Fund Works -- Investment Objective and Policies" and "How the Funds Work-- Master-Feeder Structure."


  Please read this prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own.


  A Statement of Additional Information ("SAI"), dated April 29, 1996, for the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF THE FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. OR BZW BARCLAYS GLOBAL INVESTORS, N.A. OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



                        PROSPECTUS DATED APRIL 29, 1996


                                                                      PROSPECTUS

  The Master Portfolio is advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). BZW Barclays Global Fund Advisors ("BGFA"), an affiliate of Barclays Bank PLC ("Barclays") which is not affiliated with Wells Fargo Bank, serves as sub-advisor to the Master Portfolio. Wells Fargo Bank also serves as the Fund's transfer and dividend disbursing agent, and is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). BZW Barclays Global Investors, N.A. ("BGI") serves as the Master Portfolio's custodian. Stephens Inc. ("Stephens") is the Fund's sponsor and administrator and serves as the distributor of the Fund's shares.



 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES TO THE MASTER PORTFOLIO AND THE FUND, FOR WHICH IT IS COMPENSATED. BGFA IS THE
   SUB-ADVISER AND BGFA AND BGI PROVIDE CERTAIN OTHER SERVICES TO THE MASTER PORTFOLIO, FOR WHICH THEY ARE COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED
WITH WELLS FARGO BANK, BGFA OR BGI, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUND.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1


SUMMARY OF FUND EXPENSES                                                       4



FINANCIAL HIGHLIGHTS                                                           6



HOW THE FUND WORKS                                                             8



THE FUND AND MANAGEMENT                                                       12



INVESTING IN THE FUND                                                         14



DIVIDENDS                                                                     20



HOW TO REDEEM SHARES                                                          20



ADDITIONAL SHAREHOLDER SERVICES                                               24



MANAGEMENT AND SERVICING FEES                                                 26



TAXES                                                                         30


PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Fund provides you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


A. The CORPORATE STOCK FUND'S investment objective is to approximate to the extent practicable the total rate of return of substantially all of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The Fund attempts to achieve this objective by investing all of its assets in the Master Portfolio of MIT which has an identical investment objective. The Master Portfolio attempts to achieve this objective by investing in most of the common stocks which comprise that index. See "How the Fund Works" and "Prospectus Appendix -- Additional Investment Policies."


Q. WHO MANAGES MY INVESTMENTS?


A. Wells Fargo Bank is the Master Portfolio's investment adviser and BFGA serves as the sub-adviser to the Master Portfolio. The Company has not retained the services of a separate investment adviser for the Fund because the Fund invests all of its assets in the Master Portfolio. Wells Fargo Bank provides the Fund with transfer agency and dividend disbursing agency services; BGI provides the Fund and the Master Portfolio with custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). See "The Fund and Management" and "Management and Servicing Fees."



Q. HOW DO I INVEST IN THE FUND?



A. You may invest in the Fund by purchasing Fund shares at net asset value. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Fund." For more details, contact Stephens (the Fund's sponsor and distributor), a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).


Q. HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income are declared quarterly and automatically reinvested in additional Fund shares at net asset value without a sales charge unless you elect to receive dividends in cash. Any capital gains will be distributed at least

                                       1                              PROSPECTUS
    annually in the same manner. See "Dividends" and "Additional Shareholder Services."

Q.  HOW MAY I REDEEM SHARES?


A. You may redeem your shares, without charge by the Fund, by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan, on any day the New York Stock Exchange is open. See "How To Redeem Shares." For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).


Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?


A. An investment in the Fund (or the Master Portfolio) is not insured against loss of principal. When the value of the securities attributable to the Fund declines, so does the value of your Fund shares. Therefore, you should be prepared to accept some risk with the money you invest in the Fund. Since the investment risks associated with an investment in the Fund correspond to those of the Master Portfolio in which the Fund invests, a summary of certain of the risks associated with an investment in the Master Portfolio follows. The portfolio equity securities of the Master Portfolio are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As with all mutual funds, there can be no assurance that the Fund or the Master Portfolio will achieve their investment objectives. Investors should be prepared to accept that risk, as well as the risk that the Fund and the Master Portfolio could underperform the Standard & Poor's 500 Composite Stock Price Index over the long-term and/or the short-term.



    Although the Fund's investment experience will correspond directly to the investment experience of the Master Portfolios, to the extent other funds invest in the Master Portfolio, their performance may differ from that of the Fund due to different expense levels.



Q.  WHAT ARE DERIVATIVES AND DO THE FUND AND THE MASTER PORTFOLIO USE THEM?



A. Some of the permissible investments described throughout this Prospectus are considered "derivative" securities because their values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. For example, the futures contracts and options on futures contracts that the Master Portfolio may purchase are considered derivatives. The Master Portfolio may purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Certain of the floating- and variable-rate instruments in which


PROSPECTUS                             2
    the Master Portfolio may invest also can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



Q.  WHAT STEPS DO THE FUND AND MASTER PORTFOLIO TAKE TO CONTROL
    DERIVATIVES-RELATED RISKS?



A. Wells Fargo Bank (as investment adviser to the Master Portfolio) and BGFA (as sub-adviser to the Master Portfolio) use a variety of internal risk management procedures to ensure that derivatives use is consistent with the investment objectives of the Master Portfolio and the Fund, does not expose either the Master Portfolio or the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Boards of Trustees and Directors concerning the use of derivatives. The use of derivatives is also subject to broadly applicable investment policies. For example, the Master Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. In addition, the Master Portfolio may not use derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For additional information, see "Appendix -- Additional Investment Policies."


                                       3                              PROSPECTUS

                            SUMMARY OF FUND EXPENSES


                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed
    on Purchases (as a percentage
    of offering price)................................................   None
Sales Charge Imposed on
    Reinvested Dividends..............................................   None
Sales Charge Imposed on
    Redemptions*......................................................   None
Exchange Fees.........................................................   None

                         ANNUAL FUND OPERATING EXPENSES

                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)**



Management Fee...............................................             0.50%
Rule 12b-1 Fee...............................................             0.05%
Total Other Expenses (after any waivers or reimbursements):
    Shareholder Servicing Fee***.............................   0.30%
    Administrative Fee.......................................   0.03%
    Other Expenses (after any waivers or reimbursements).....   0.08%
                                                               ------
                                                                          0.41%
                                                                         ------
TOTAL FUND OPERATING
    EXPENSES (after any waivers or reimbursements)...........             0.96%


-------------------------------


    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** Other mutual funds may invest in the Master Portfolio and such other funds' expenses and, correspondingly, investment returns may differ from those of the Fund.
  *** The Fund understands that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services.


PROSPECTUS                             4

EXAMPLE OF EXPENSES


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------
You would pay the following expenses
  on a $1,000
investment in the Fund, assuming a 5%
annual return
and redemption at the end of each
time period indicated:...............      $ 10       $31        $53        $118


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to help you understand the various costs and expenses that an investor in the Fund will bear directly or indirectly. The foregoing tables reflect expenses at both the Fund and Master Portfolio levels.


  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no shareholder transaction expenses. However, the Company reserves the right to impose a charge for wiring redemption proceeds.


  ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the most recent fiscal year reflecting voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the current fiscal year. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of their respective fees if certain Fund and/or Master Portfolio expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens at their sole discretion, may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund and/or Master Portfolio. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurances that waivers or reimbursements will continue. Absent waivers or reimbursements, the percentages shown above under "Other Expenses", "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.12%, 0.45% and 1.00%, respectively. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see the prospectus sections captioned "Investing in the Fund -- How To Buy Shares" and "Management and Servicing Fees."


  EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over a period of one, three, five and ten years, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected Fund performance. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

                                       5                              PROSPECTUS

                              FINANCIAL HIGHLIGHTS


   The following information, for each of the five years in the period ending December 31, 1995, has been derived from the Financial Highlights in the Fund's 1995 annual financial statements. The financial statements are included in the Fund's SAI. Except for periods ending prior to January 1, 1992, which were audited by other auditors whose report dated February 19, 1992, expressed an unqualified opinion on this information, the financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1996 also is included in the SAI. This information should be read in conjunction with the Fund's 1995 annual financial statements and notes thereto. The SAI has been incorporated by reference into this Prospectus.


                              CORPORATE STOCK FUND
                            FOR A SHARE OUTSTANDING


                                                YEAR      YEAR      YEAR      YEAR      YEAR
                                               ENDED     ENDED     ENDED     ENDED     ENDED
                                              DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                                                1995      1994      1993      1992     1991*
                                              --------  --------  --------  --------  --------
Net asset value, beginning of period..........   $31.42    $33.00    $31.40    $30.38    $23.60
Income from investment operations:
Net investment income (loss)..................     0.59      0.63      0.59      0.62      0.62
Net realized and unrealized gain/(loss) on
 investments..................................    10.65     (0.50)     2.19      1.35      6.16
Total from investment operations..............    11.24      0.13      2.78      1.97      6.78
Less distributions:
Dividends from net investment income..........    (0.59)    (0.63)    (0.59)    (0.62)     0.00
Distributions from net realized gain..........    (0.62)    (1.08)    (0.59)    (0.33)     0.00
Total from distributions......................    (1.21)    (1.71)    (1.18)    (0.95)     0.00
Net asset value, end of period................   $41.45    $31.42    $33.00    $31.40    $30.38
Total return (not annualized)**...............    35.99%     0.42%     8.91%     6.59%    28.72%
Ratios/supplemental data:
Net assets, end of period (000)............... $327,208  $236,265  $258,327  $230,457  $204,926
Number of shares outstanding, end of period
 (000)........................................    7,893     7,520     7,827     7,340     6,745
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(1)....     0.96%     0.97%     0.97%     0.93%     0.97%
Ratio of net investment income to average net
 assets(2)....................................     1.59%     1.92%     1.81%     2.05%     2.30%
Portfolio turnover............................        6%        7%        5%        4%        4%
-----------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses..................................     1.00%     1.00%     0.99%     1.00%      N/A
(2) Ratio of net investment income to average
    net assets prior to waived fees and
    reimbursed expenses.......................     1.55%     1.89%     1.79%     1.98%      N/A
---------------
 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Corporate Stock Fund ("IRA Fund") of the Wells Fargo
   Investment Trust for Retirement Programs ("Trust") which was reorganized into the Corporate
   Stock Fund on January 1, 1992.
** Total returns do not include any sales charges.


PROSPECTUS                             6

                              CORPORATE STOCK FUND
                            FOR A SHARE OUTSTANDING


                                               YEAR       YEAR       YEAR       YEAR       YEAR
                                              ENDED      ENDED      ENDED      ENDED      ENDED
                                             DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                              1990*      1989*      1988*      1987*      1986*+
                                             --------   --------   --------   --------   --------
Net asset value, beginning of period.......    $24.57     $18.93     $16.44    $15.93     $13.65
Income from investment operations:
Net investment income (loss)...............      0.64       0.60       0.57      0.45       0.43
Net realized and unrealized gain/(loss) on
 investments...............................     (1.61)      5.04       1.92      0.06       1.85
Total from investment operations...........     (0.97)      5.64       2.49      0.51       2.28
Less distributions:
Dividends from net investment income.......      0.00       0.00       0.00      0.00       0.00
Distributions from net realized gain.......      0.00       0.00       0.00      0.00       0.00
Total from distributions...................      0.00       0.00       0.00      0.00       0.00
Net asset value, end of period.............    $23.60     $24.57     $18.93    $16.44     $15.93
Total return (not annualized)**............     (3.95)%    29.79%     15.15%     3.20%     16.70%
Ratios/supplemental data:
Net assets, end of period (000)............  $151.742   $153,126   $115,119  $119,155    $33,667
Number of shares outstanding, end of period
 (000).....................................     6,429      6,233      6,081     7,246      2,114
Ratios to average net assets (annualized):
Ratio of expenses to average net
 assets(1).................................      0.97%      1.04%      1.02%     1.05%      1.02%
Ratio of net investment income to average
 net assets(2).............................      2.71%      2.69%      3.17%     2.43%      2.75%
Portfolio turnover.........................         6%         6%         3%       12%        15%
-------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses...............................       N/A        N/A        N/A       N/A        N/A
(2) Ratio of net investment income to
    average net assets prior to waived fees
    and reimbursed expenses................       N/A        N/A        N/A       N/A        N/A
---------------
 + The Fund commenced operations on January 25, 1984.
 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Corporate Stock Fund ("IRA Fund") of the Wells Fargo Investment
   Trust for Retirement Programs ("Trust") which was reorganized into the Corporate Stock Fund on
   January 1, 1992.
** Total returns do not include any sales charges.


                                       7                              PROSPECTUS

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES


  The Fund's investment objective is to approximate to the extent practicable the total rate of return of substantially all the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").* This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has an identical investment objective as the Fund. As with all mutual funds, there can be no assurance that the Fund, or the Master Portfolio will achieve their investment objectives. Because the Master Portfolio invests in a number of different companies, its investments are broadly "diversified" thereby tending to reduce the effects of a few poorly performing companies on the overall portfolio.



  The Master Portfolio seeks to create, to the extent feasible, a portfolio which substantially replicates the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares and other adjustments described below. The Master Portfolio is not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. Therefore, brokerage costs, transfer taxes and certain other transaction costs for the Master Portfolio may be lower than those incurred by non-index, traditionally managed funds. Precise replication of the holdings of the Master Portfolio and the capitalization weighting of the securities in the S&P 500 Index is not feasible, but the Master Portfolio seeks correlation between the price and total return performance of securities comprising the S&P Index and the investment results of the Master Portfolio. The Master Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. There can be no assurance that the Master Portfolio will achieve this correlation.



  The Master Portfolio may invest some of its assets in high-quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments are


---------------


  * The S&P 500 Index is an unmanaged index of stocks comprised of 500 companies, including industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. Neither the Corporate Stock Master Portfolio nor the Corporate Stock Fund is sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund or Master Portfolio.


PROSPECTUS                             8
made on an ongoing basis to provide liquidity and, to a greater extent on a temporary basis, when there is an unexpected or abnormal level of investor purchases or redemptions of Master Portfolio shares or because of unusual market conditions which limit the Master Portfolio's ability to invest effectively its assets in accordance with its investment strategies. In addition, the Master Portfolio may engage in securities lending to increase its income and may use stock index futures and options thereon as a substitute for a comparable market position in the underlying securities. A more complete description of the Master Portfolio's investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI.



MASTER/FEEDER STRUCTURE



  As of April   , 1996, the Fund converted to a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio, which has an identical investment objective as the Fund. See, "The Fund - Investment Objectives and Policies." MIT is organized as a trust under the laws of the State of Delaware. See "General Information - Description of the Company." In addition to selling its shares to the Fund, the Master Portfolio may sell its shares to certain other mutual funds or accredited investors. Information regarding additional options, if any, for investment in shares of the Master Portfolio is available from Stephens and may be obtained by calling 1-800-643-9691. The expenses and, correspondingly, the returns of other investment options in MIT may differ from those of the Fund.



  The Board of Directors believes that, if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. The Fund and other entities investing (if any) in the Master Portfolio would each be liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of investing the Fund's assets in the Master Portfolio. However, if there is no other investor in the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Company's Board believes should be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could occur.



  The Master Portfolio's investment objective and other fundamental policies, which are substantially the same as those of the Fund, cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Master Portfolio's outstanding voting shares. Whenever the Fund, as a


                                       9                              PROSPECTUS

Master Portfolio shareholder, is requested to vote on matters pertaining to any fundamental policy of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. The Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Master Portfolio that are non-fundamental can be changed by vote of a majority of MIT's Trustees without a shareholder vote. If the Master Portfolio's investment objective or policies are changed, the Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio or the Fund could redeem its Master Portfolio shares and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund's investment objective and other fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or Master Portfolio, to the extent possible.



PRINCIPAL INVESTMENT RISKS



  An investment in the Fund (or the Master Portfolio) is not insured against loss of principal. When the value of the securities attributable to the Fund declines, so does the value of your Fund shares. Therefore, you should be prepared to accept some risk with the money you invest in the Fund. Since the investment risks associated with an investment in the Fund correspond to those of the Master Portfolio in which the Fund invests, the following is a summary of certain of the risks associated with an investment in the Master Portfolio. The portfolio equity securities of the Master Portfolio are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As with all mutual funds, there can be no assurance that the Fund or the Master Portfolio will achieve their investment objectives. Investors should be prepared to accept that risk, as well as the risk that the Fund and the Master Portfolio could underperform the Standard & Poor's 500 Composite Stock Price Index over the long-term and/or the short-term.



  Although the Fund's investment experience will correspond directly to the investment experience of the Master Portfolio, to the extent other funds invest in the Master Portfolio, their performance may differ from that of the Fund due to different expense levels.


PROSPECTUS                             10

PERFORMANCE

  The Fund's performance may be advertised in terms of average annual total return and yield. These performance figures are based on historical results and are not intended to indicate future performance.


  Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all the dividends and capital gain distributions attributable to the Fund are reinvested at net asset value in the Fund. The Fund's performance corresponds directly to the investment experience of the Master Portfolio. In addition to presenting standardized total return information, at times, the Fund also may present nonstandardized total return information and distribution rates.


  Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained free of charge by calling the Company at 800-222-8222.

                                       11                             PROSPECTUS

                            THE FUND AND MANAGEMENT


  The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of twelve other series--the Aggressive Growth Fund, the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Money Market Mutual Fund, the National Tax-Free Money Market Fund, the Short-Intermediate U.S. Government Income Fund and the U.S. Government Allocation Fund. The Board of Directors of the Company supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be requested for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series, unless otherwise required by law (such as when the voting matter affects only one series). As a shareholder of the Fund, you receive one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.



MASTER PORTFOLIO INVESTMENT ADVISER AND SUB-ADVISER



  Wells Fargo Bank is the Master Portfolio's investment adviser. In addition, Wells Fargo Bank is the Fund's transfer and dividend disbursing agent, a Shareholder Servicing Agent and a Selling Agent under a Selling Agreement with the Fund's distributor. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of January 1, 1996, various divisions and affiliates of Wells Fargo Bank provided investment advisory services for approximately $33 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other portfolios of MIT, to the other separately managed series of the Company, and as the investment adviser or sub-adviser to three other registered, open-end, management investment companies, each of which consists of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94105.



  As investment adviser, Wells Fargo Bank, subject to the overall supervision of the Board of Trustees, provides guidance and policy direction in connection with the management of the Master Portfolio's assets. Wells Fargo Bank also furnishes the Board with periodic reports on the Master Portfolio's investment strategy and performance.



  BGFA, located at 45 Fremont Street, San Francisco, California 94105, serves as sub-adviser to the Master Portfolio. BGFA is a wholly owned subsidiary of BGI and an indirect


PROSPECTUS                             12
subsidiary of Barclays Bank PLC. As of January 1, 1996, BGFA and its affiliates provided investment advisory services for over $220 billion of assets. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. BGFA also serves as the sub-adviser to some of the other portfolios of MIT and as investment adviser to two other registered, open-end, management investment companies, each of which consists of several separately managed investment portfolios. Pursuant to a Sub-Investment Advisory Agreement, BGFA, subject to the supervision and approval of Wells Fargo Bank, provides investment advisory assistance and the day-to-day management of the Master Portfolio's assets, subject to the overall authority of MIT's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio.



  Stephens is the Fund's sponsor and administrator, and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


                                       13                             PROSPECTUS

                             INVESTING IN THE FUND

OPENING AN ACCOUNT

  You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same).

  Call the telephone number on your confirmation statement to obtain information about what is required to change registration.


  If you wish to invest in the Fund through a tax-deferred retirement plan please contact a Shareholder Servicing Agent or a Selling Agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below. The Company or Stephens may make the Prospectus available in an electronic format. Upon request, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.


SHARE VALUE

  The value of each Fund share is its "net asset value," or NAV. The NAV is computed by adding the value of the Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. NAV is expected to fluctuate daily.

  The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE is closed on the weekday immediately before or after such Holiday. Wells Fargo Bank calculates the Fund's NAV each Business Day as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Fund's other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the

PROSPECTUS                             14

Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

  Fund shares are offered continuously at the NAV next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a Selling Agent will not be due from the Selling Agent until the settlement date. The settlement date normally is three Business Days after the order is placed. It is the responsibility of the Selling Agent to forward payment for shares being purchased to the Fund promptly. Payment must accompany orders placed directly through the Transfer Agent.

  Payments for Fund shares will be invested in full and fractional shares at the applicable offering price. If shares are purchased by a check which doesn't clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Fund may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.


  The minimum initial investment amount is generally $1000. The minimum investment amount is $100 by the AutoSaver Plan purchase method (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally subsequent investments must be made in amounts of $100 or more. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial investment amount or the subsequent investment amount requirements. If you have questions regarding purchases of shares or ExpressInvest(TM) please contact the Company at 800-222-8222, or a Shareholder Servicing Agent or Selling Agent. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares" under Tax-Deferred Retirement Plans or contact a Shareholder Servicing Agent.



  Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Taxes" for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject the investor to a penalty imposed by the IRS.


                                       15                             PROSPECTUS

  You may buy Fund shares on any Business Day by any of the methods described below.

INITIAL PURCHASES BY WIRE

  If you wish to purchase Fund shares by wire, please follow the instructions set forth below.

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Corporate Stock Fund)
   Account Name(s): (name(s) in which to be registered)
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

  If you wish to purchase Fund shares by mail, please follow the instructions set forth below.

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Funds (Corporate Stock Fund)," to the address above.

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

PROSPECTUS                             16

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and which is approved by the Transfer Agent ("Approved Bank"). Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase specified shares of the designated Fund on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. The Transfer Agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases or to process your request to change the day on which the AutoSaver purchase is processed. There are no separate fees charged to you by the Fund for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by providing notice to the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS


  You may be entitled to invest in the Fund through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest(TM) through a Plan Account.


  Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an Individual Retirement Account ("IRA"), up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").


  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution is phased down and eventually eliminated.


                                       17                             PROSPECTUS

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions". In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.


  The foregoing discussion regarding IRAs is based on the Code and federal regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" in this Prospectus and in the SAI.


  A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Fund's Transfer Agent to debit an Approved Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above

PROSPECTUS                             18
for initial purchases, or by mail with a check payable to "Stagecoach Funds (Corporate Stock Fund)" to the address set forth in "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for Fund shares through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Fund's Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order generally will be executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Fund. Because payment for Fund shares will not be due until settlement date, the Selling Agent might benefit from temporary use of your payment. A Selling Agent which is a financial institution may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for Fund shares may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Fund ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees - Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

  The Fund, or a Shareholder Servicing Agent on its behalf, will typically send you a statement of your account after every transaction that affects your share balance or your Fund account registration. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                                       19                             PROSPECTUS

                                   DIVIDENDS

  The Fund intends to declare a quarterly dividend of substantially all of its net investment income. The Fund will distribute any capital gains at least annually. You have several options for receiving dividends and capital gain distributions. They are discussed under "Additional Shareholder
Services - Dividend and Distribution Options."

  Dividends and capital gain distributions will have the effect of reducing the Fund's NAV per share by the amount distributed. Although a distribution paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distribution would consist of net investment income and, accordingly, would be taxable to you as ordinary income.

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your Fund shares on any Business Day without any charge by the Fund. Your shares will be redeemed at the next NAV calculated after the Fund has received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. The Fund ordinarily will remit redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund. In addition, the Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Fund's current intention, the Fund may make payment of redemption proceeds in securities, if conditions warrant subject to regulation by some state securities commissions. In addition, the Fund reserves the right to impose charges for wiring redemption proceeds.

  Due to the high cost of maintaining Fund accounts with small balances, the Fund reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to an amount equal to or greater than the

PROSPECTUS                             20
applicable minimum balance. For a discussion of applicable minimum balance requirements. (see "Investing in the Funds -- How to Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

  You may redeem all or a portion of your Fund shares by mail. If you wish to do so, please observe the following.

1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or tax identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your designated Approved Bank account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. If shares to be redeemed are held in certificated form, enclose the certificates with the letter. Do not sign the certificates and for protection use registered mail.

5. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Fund - Initial Purchases By Wire."

                                       21                             PROSPECTUS

Unless other instructions are given in proper form, a check for your redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Fund - Initial Purchases by Wire."

  Upon request, proceeds of your expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds will be mailed to your address of record or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight

PROSPECTUS                             22
mail to implement an expedited redemption. The Fund reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Fund for participating in the Systematic Withdrawal Plan.

  You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order will be executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or not received by the Transfer Agent prior to the close of business, your order will be executed at NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Fund.

  Unless you have made other arrangements with the Selling Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in your Account Application. If no such account is designated, a check for the proceeds will be mailed to your address of record or, if such address is no longer valid, the proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                                       23                             PROSPECTUS

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value of $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order will be executed at NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Fund.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the proceeds will be mailed to your address of record or, if such address is no longer valid, the proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

                        ADDITIONAL SHAREHOLDER SERVICES


  In addition to the optional services described above, the Fund offers you three dividend and distribution payment options and an exchange privilege, which are described below.


DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the dividend and distribution options listed below. If you have questions about the dividend and distribution options available to you, please call 800-222-8222.

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional Fund shares. Dividends and distributions declared in a month generally is reinvested at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be

PROSPECTUS                             24
held in a non-interest-bearing omnibus bank account established by the Fund's dividend disbursing agent on your behalf.

  C. The Check Payment Option lets you receive a check for all dividends and/or capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Fund's dividend disbursing agent on your behalf.

  The Company forwards monies to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such monies until these checks clear.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence in order to respond to changes in your investment and savings goals or in market conditions. Shares of the Corporate Stock Fund may be exchanged for Class A Shares of one of the Company's multi-class funds, for Retail Shares of another fund or for shares of any of the Company's single-class funds. Before you make an exchange from the Fund into another fund of the Stagecoach Family of Funds, please observe the following:

   - Obtain and carefully read the prospectus of the fund into which you want to exchange.

   - If you exchange into another fund with a sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.


   - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for federal income tax purposes. A confirmation of each exchange transaction will be sent to you.


   - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

   - The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, the Company ordinarily must notify you 60 days before it modifies or discontinues the exchange privilege.

                                       25                             PROSPECTUS

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Fund - Initial Purchases by Wire" or call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How To Redeem Shares - Expedited Redemptions by Letter and Telephone."

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER


  Subject to the overall supervision of MIT's Board of Trustees, Wells Fargo Bank, as the Master Portfolio's investment adviser, provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. Wells Fargo Bank also furnishes the Board of Trustees with periodic reports on the Master Portfolio's investment strategy and performance. For these services, Wells Fargo Bank is entitled to a monthly advisory fee at the annual rate of 0.50% of the first $250 million of the Master Portfolio's average daily net assets, 0.40% of the next $250 million, and 0.30% of the Master Portfolio's average daily net assets in excess of $500 million. From time to time, Wells Fargo Bank may waive its fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and the Fund and, accordingly, have a favorable impact on the total return of the Master Portfolio and the Fund. From time to time, the Master Portfolio, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank or BGI has a lending relationship.



  Wells Fargo Bank has delegated certain advisory responsibilities to BGFA. Nevertheless, Wells Fargo Bank has retained continuing and exclusive authority over the management of the Master Portfolio, and the investment and disposition of the Master Portfolio's assets, and Wells Fargo Bank may reject any investment recommendations or decisions for the Master Portfolio if Wells Fargo Bank determines that such recommendations or decisions are not consistent with the best interests of the Master Portfolio. Wells Fargo Bank has agreed to pay BGFA for its sub-advisory services an annual fee equal to $40,000 plus .08% of the average daily net assets of the Master Portfolio.



  Prior to the Fund's conversion to a master/feeder structure, Wells Fargo Bank provided investment advisory services directly to the Fund. For its services as investment adviser, Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next


PROSPECTUS                             26

$250 million, and 0.30% of the Fund's average daily net assets in excess of $500 million. WFNIA, the sub-adviser to the Fund prior to January 1, 1996, was entitled to receive from Wells Fargo Bank an annual fee equal to $40,000 plus
 .08% of the average daily net assets of the Fund. For the year ended December 31, 1995, the Company paid an amount equal to 0.50% of the average daily net assets of the Fund to Wells Fargo Bank for its services as investment adviser to the Fund. For the year ended December 31, 1995, Wells Fargo Bank paid an amount equal to 0.09% of the average daily net assets of the Fund to WFNIA for its services as sub-adviser to the Fund.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


  BGI serves as the custodian to the Fund and the Master Portfolio. BGI, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned indirectly by Barclays. BGFA is a wholly owned subsidiary of BGI.


  Wells Fargo Bank also serves as the Fund's transfer and dividend disbursing agent. Wells Fargo Bank performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

  The Fund has entered into a Shareholder Servicing Agreement with Wells Fargo Bank, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) as agents for their customers, will, among other things: answer customer inquiries regarding account status and history, and the manner in which purchases, redemptions and exchanges of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Fund proxies executed by shareholders; and provide such other related services as the Fund or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. In no event will the fees, as calculated on an annualized basis for the Fund's then

                                       27                             PROSPECTUS
current fiscal year, exceed the lesser of (1) .0.30% of the average daily net assets of the Fund, represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules including the Rules of Fair Practice of the NASD. In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the Fund's average net asset value.


  A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR


  Stephens, located at 111 Center Street, Little Rock, Arkansas 72201, serves as the Company's and MIT's administrator pursuant to separate Administration Agreements with the Company and MIT, subject to the overall supervision of the Board of Directors of the Company and the Board of Trustees of MIT, respectively. Under the Administration Agreement with the Company, Stephens provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct the Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of the Fund's average daily net assets from the Fund. Stephens does not receive a separate administration fee from the Master Portfolio. From time to time, Stephens may waive its fees from the Fund in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on the Fund's yield and total return.


  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of the Fund under the SEC's Rule 12b-1 (the "Plan"). Under the Plan, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.05% of the Fund's average daily net assets. The Plan provides only for the reimbursement of

PROSPECTUS                             28
actual expenses. The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of its shares, and may enter into Selling Agreements with Selling Agents that wish to make Fund shares available to their respective customers. The Fund may participate in joint distribution activities with any of the other funds of the Company, in which event expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

  In addition, the Plan also contemplates that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plan, subject to any limits under applicable law, regulations or rules, including the NASD rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES


  From time to time, Wells Fargo Bank and Stephens may waive their respective fees owed by the Fund or the pro rata share of the fees owed by the Master Portfolio in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's yield and total return. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears its pro rata share of all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of its independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund. General expenses of the Company and MIT are allocated among all of the funds of the Company, including the Fund, or all of the portfolios of MIT, including the Master Portfolio, as the case may be, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Board of Directors or Trustees of the Company or MIT deems equitable.


                                       29                             PROSPECTUS

                                     TAXES


  By complying with the applicable provisions of the Code, and the regulations promulgated thereunder, the Fund and the Master Portfolio will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders or interest holders as applicable. The Fund will generally be deemed to own directly its proportionate share of the assets of the Master Portfolio. Therefore, any interest, dividends, gains or losses of the Master Portfolio will be "passed through" to the Fund and other investors in the Master Portfolio. If the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends, or gains without receipt of any corresponding distribution. The Master Portfolio seeks to minimize recognition by investors of interest, dividends or gains without a corresponding distribution. Dividends from the investment income (including net short-term capital gains, if any) declared and paid by the Fund will be taxable as ordinary income to Fund shareholders. Whether you take dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable as ordinary income. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends or distributions are actually paid no later than January 31 of the following year. However, you may be eligible to defer the taxation of dividend and capital gain distributions on Fund shares which are held under a qualified tax-deferred retirement plan. See "Investing in the Fund - Tax-Deferred Retirement Plans" above. The Fund intends to pay out substantially all its net investment income and net realized capital gains (if any) for each year. Corporate shareholders of the Fund will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Fund to the extent the Fund's income is derived from certain dividends received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold Fund shares paying the dividends upon which a dividend-received deduction is based for at least 46 days.


  The Fund, or your Shareholder Servicing Agent on its behalf, will inform you of the amount and nature of such dividends and capital gains. You should keep all statements you receive to assist in your personal recordkeeping. The Company is required by federal law to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Fund, if a shareholder has not complied with IRS regulations or if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social

PROSPECTUS                             30
security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in the SAI.


  The foregoing discussion regarding taxes is based on federal tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting a Fund and its shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.


                                       31                             PROSPECTUS

                             PROSPECTUS APPENDIX -
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS


  The Master Portfolio's investment objective requires that it replicate, to the extent practicable, the total rate of return of the stocks comprising the S&P 500 Index.



  There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. As of March 31, 1996, those stocks represented approximately [71]% of the total market value of all publicly traded common stocks in the United States. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index.



  In making its stock investments, the policy of the Master Portfolio is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. The Master Portfolio may avoid investments in, or dispose of stocks of, companies that have become bankrupt or that otherwise exhibit extreme financial distress.


  Temporary Money Market Investments


  The Master Portfolio may have temporary cash balances on account of new purchases, dividends, interest and reserves for redemptions, which will generally be less than 5% of the Master Portfolio's portfolio, and which the Master Portfolio may invest in the following high-quality money market instruments: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of


                                      A-1                             PROSPECTUS
assets; (c) have branches or agencies in the United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.


  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations, such as mortgage-backed securities, are subject to fluctuations in yield or value due to their structure or contract terms.

  Short-Term Corporate Debt Instruments


  The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.



  The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of


PROSPECTUS                            A-2
settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.


  Floating- and Variable-Rate Instruments


  Certain of the debt instruments that the Master Portfolio may purchase bear interest at rates that are not fixed, but vary with, for example, changes in specified market rates or indices or specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The floating- and variable-rate instruments that the Master Portfolio may purchase include certificates of participation in such obligations purchased from banks. Wells Fargo Bank or BGFA as appropriate, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the date the Master Portfolio elects to demand payment and the date payment is due. Such events may affect the ability of the issuer of the instrument to make payment when due, thereby affecting the Master Portfolio's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid provided that an active secondary market exists.


  Repurchase Agreements


  The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Master Portfolio may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that are permissible investments for the Master Portfolio. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than one year. If the seller defaults and the value of the underlying securities has declined, the Master Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Master Portfolio's disposition of the security may be delayed or limited. The Master Portfolio only will enter into repurchase agreements with registered broker/dealers and commercial banks that meet guidelines established by MIT's Board of Trustees and that are not affiliated with the Master Portfolio's investment adviser. The Master Portfolio may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


                                      A-3                             PROSPECTUS

  Futures Contracts and Options Transactions - General



  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contacts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).



  The Master Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.



  The Master Portfolios' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Master Portfolio may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Master Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, the Master Portfolio may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.



  Initially, when purchasing or selling futures contracts the Master Portfolio will be required to deposit with the Master Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Master Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Master Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.


PROSPECTUS                            A-4

  Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio and the Fund to substantial losses. If it is not possible, or the Master Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments of variation margin.



  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.



  Stock Index Options. The Master Portfolio may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a Master Portfolio's total assets and the value of the options written may not exceed 10% of the value of the Master Portfolio's total assets.



  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Master Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Master Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.



  When the Master Portfolio writes an option on a stock index, the Master Portfolio will place in a segregated account with the Master Portfolio's custodian cash or, U.S. Government obligations or other high-quality debt instruments in an amount at least


                                      A-5                             PROSPECTUS
equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.



  Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's portfolio securities which are the subject of the transaction.



  Interest-Rate and Index Swaps. The Master Portfolio may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.



  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount


PROSPECTUS                            A-6
of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.



  The permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. The futures contracts and options on futures contracts that the Master Portfolio may purchase are considered derivatives. The Master Portfolio may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



  Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with the investment objectives of the Fund and Master Portfolio, does not expose the Fund or Master Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees of MIT and the Board of Directors of the Company concerning the use of derivatives.



  The use of derivatives by the Master Portfolio also is subject to broadly applicable investment policies. For example, a Master Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Master Portfolio use certain derivatives without establishing adequate "cover" in compliance with SEC positions regarding the use of leverage.


  Foreign Obligations


  The Master Portfolio may invest up to 25% or more of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and


                                      A-7                             PROSPECTUS
the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Loans of Portfolio Securities


  The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that the Master Portfolio may receive as collateral will not become part of the Master Portfolio's portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio, if permitted by law, will dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, MIT, the investment adviser, or the Distributor.


INVESTMENT POLICIES

  The Fund's investment objective, as set forth in the first paragraph of the "How The Fund Works - Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

PROSPECTUS                            A-8

  As matters of fundamental policy, the Fund may: (i) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this clause (i); (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);
(iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that (a) the Fund is permitted to concentrate its assets in any one industry for the same period as does the S&P 500 Index (b) the Fund may invest 25% or more of its assets in obligations of the U.S. Government, its agencies or instrumentalities, and (c) the Fund may invest all of its assets in a diversified, open-end management investment company or a series thereof, with the same investment objective, policies and restrictions as the Fund, without regard to these limitations. With respect to Fundamental Policy (ii) above, the Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to Fundamental Policy (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.



  As a matter of non-fundamental policy, the Fund may not invest more than 15% of the current value of its net assets in illiquid securities, including repurchase agreements having maturities of more than seven days.



INVESTMENT POLICIES -- THE MASTER PORTFOLIO



  As matters of fundamental policy, the Master Portfolio may: (i) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of the Master Portfolio would be invested in the securities of such issuer or the Master Portfolio would own more than 10% of the outstanding voting securities of such issuer; (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);
(iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that (a) the Master Portfolio is permitted to concentrate its assets in any one industry for the same period as does the S&P 500 Index (b) the Master Portfolio


                                      A-9                             PROSPECTUS
may invest 25% or more of its assets in obligations of the U.S. Government, its agencies or instrumentalities. With respect to Fundamental Policy (ii) above, the Master Portfolio presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to Fundamental Policy (i), it may be possible that MIT would own more than 10% of the outstanding voting securities of an issuer.



  As a matter of non-fundamental policy, the Master Portfolio may not invest more than 15% of the current value of its net assets in illiquid securities, including repurchase agreements having maturities of more than seven days.


PROSPECTUS                            A-10

                       THIS PAGE INTENTIONALLY LEFT BLANK

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

SUB-INVESTMENT ADVISER


BZW Barclays Global Fund Advisors

45 Fremont Street
San Francisco, California 94105

CUSTODIAN


BZW Barclays Global Investors, N.A.

45 Fremont Street
San Francisco, California 94105

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Fund, simply call 1-800-222-8222, or write:

Stagecoach Funds, Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------


  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank, BGFA or BGI
  - are NOT deposits or obligations of such banks or entities              LOGO
  - involve investment risk, including possible loss
    of principal



LOGO                                                              SC 1024 (4/96)

Printed on Recycled Paper

                       THIS PAGE INTENTIONALLY LEFT BLANK

[STAGECOACH LOGO]
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------


  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank, BGFA or BGI
  - are NOT deposits or obligations of the such banks or
  entities                                                                 LOGO
  - involve investment risk, including possible loss
    of principal



LOGO                                                              SC 1024 (4/96)

Printed on Recycled Paper

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222



                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 29, 1996



                        U.S. GOVERNMENT ALLOCATION FUND
                              CORPORATE STOCK FUND
                             ASSET ALLOCATION FUND



                      ------------------------------------



         Stagecoach Funds, Inc. is a professionally managed, open-end, series investment company. This Statement of Additional Information ("SAI") contains information about three of the funds in the Stagecoach Family of Funds. This SAI is not a prospectus, but supplements and should be read in conjunction with the current Prospectus relating to the U.S. GOVERNMENT ALLOCATION FUND, the CORPORATE STOCK FUND and the ASSET ALLOCATION FUND (each, a "Fund" and collectively, the "Funds") of Stagecoach Funds, Inc. (the "Company") dated April 29, 1996, as it may be revised from time to time. All terms used in this SAI that are defined in each Fund's Prospectus will have the meaning assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.



         As described in each Prospectus, each of these Funds invests all of its assets in a separate Master Portfolio of Master Investment Trust ("MIT"), an open-end management investment company, having the same investment objective as the Fund bearing the corresponding name. Each of the Funds, other than the Corporate Stock Fund, offers two classes (each a "Class") of shares -- Class A Shares and Class B Shares. This SAI relates to the shares offered by the Corporate Stock Fund and to both Classes of shares offered by the other Funds. The investment objective of each Fund is described in its Prospectus under the Section entitled "How the Funds Work -- Investment Objectives and Policies."



         Wells Fargo Bank, N.A. ("Wells Fargo Bank") is investment adviser and BZW Barclays Global Fund Advisors ("BGFA"), an affiliate of Barclays Bank PLC ("Barclays"), is investment sub-adviser to each of the Master Portfolios of MIT. Stephens Inc. ("Stephens") serves as the Company's administrator and as distributor of each Fund's shares.



                      ------------------------------------

                               TABLE OF CONTENTS



                      Statement of Additional Information



                                                                         PAGE NO
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  3

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .  . .  3

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES  . . . . . . . . . . . . .  . .  8

MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . .  . .  14

COMPENSATION TABLE  . . . . . . . . . . . . . . . . . . . . . . . . .  . .  16

DISTRIBUTION PLANS  . . . . . . . . . . . . . . . . . . . . . . . . .  . .  21

CALCULATION OF YIELD AND TOTAL RETURN . . . . . . . . . . . . . . . .  . .  23

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . .  . .  29

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . .  . .  29

FEDERAL INCOME TAXES  . . . . . . . . . . . . . . . . . . . . . . . .  . .  31

FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  35

CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  36

OTHER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  38

CUSTODIANS AND TRANSFER AND DIVIDEND DISBURSING AGENT . . . . . . . .  . .  38

INDEPENDENT AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . .  . .  39

FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  . .  39

SAI APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . A-1

                                  INTRODUCTION



         The Company is a registered investment company consisting of eight series including the Funds. MIT is a registered investment company consisting of thirteen series including the Master Portfolios. Each Fund invests all of its assets in the corresponding Master Portfolio of MIT (as illustrated below), which has the same investment objectives as the related Fund.



Fund                                 Corresponding Master Portfolio
----                                 ------------------------------
U.S. Government Allocation Fund      U.S. Government Allocation Master Portfolio
Corporate Stock Fund                 Corporate Stock Master Portfolio
Asset Allocation Fund                Asset Allocation Master Portfolio



                            INVESTMENT RESTRICTIONS



         General. Each Master Portfolio has the same investment objective as its related Fund. Each Fund may withdraw its investment in the corresponding Master Portfolio at any time if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's Prospectus and this SAI.



         Investment Restrictions of the Funds. Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund. Whenever a Fund is requested to vote on a fundamental policy of the Master Portfolio in which it invests, such Fund holds a meeting of Fund shareholders and casts its votes as instructed by such Fund's shareholders.



         None of the Funds may:



         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, (ii) in the case of the Corporate Stock Fund and the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry (but the Fund will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);



         (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);



         (3) purchase or sell commodities or commodity contracts; except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;



         (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;



         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;



         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (6);



         (7) make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (7);



         (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);



         (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Fund may purchase securities with put rights in order to maintain liquidity; or



         (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).



         Each Fund may make loans in accordance with their investment policies.



         As a fundamental policy, each Fund may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.



         Each Fund is subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the shareholders.



         No Fund may:



         (1) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;



         (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;



         (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

         (4) invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.



         Investment Restrictions of the Master Portfolios. Each Master Portfolio has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio.



         None of the Master Portfolios may:



         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Master Portfolio's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities,
(ii) in the case of the Corporate Stock Master Portfolio and the Asset Allocation Master Portfolio, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Master Portfolio, money market instruments invested in the banking industry (but the Master Portfolio will not do so unless the SEC staff confirms that it does not object to the Master Portfolio reserving freedom of action to concentrate investments in the banking industry);



         (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);



         (3) purchase or sell commodities or commodity contracts; except that each Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;



         (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;



         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;



         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting;



         (7) make investments for the purpose of exercising control or management;

         (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Master Portfolio may borrow up to 20% of the current value of each such Master Portfolio's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Master Portfolio's net assets (but investments may not be purchased by such Master Portfolios while any such outstanding borrowings exceed 5% of the respective Master Portfolio's net assets);



         (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Master Portfolio may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Master Portfolio may purchase securities with put rights in order to maintain liquidity; or



         (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer.



         Each Master Portfolio may make loans in accordance with their investment policies.



         Each Master Portfolio is subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Trustees of MIT at any time and without approval of the shareholders.



         No Master Portfolio may:



         (1) purchase or retain securities of any issuer if the officers or Directors of MIT or Wells Fargo Bank owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;



         (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;



         (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or



         (4) invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.



         In addition, the Master Portfolios may invest in shares of other open-end, management investment companies, subject to the limitations of
Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and Wells Fargo Bank will waive its advisory fees for that portion of the Master Portfolios' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.



         MIT may make commitments more restrictive than the restrictions listed above, so as to permit the sale of shares of a feeder fund that invests in the Master Portfolio in certain states. Should MIT determine that a commitment is no longer in the best interest of the Master Portfolio and its interest holders, MIT reserves the right to revoke the commitment by terminating the sale of such Master Portfolio's shares in the state involved.



                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES



         PORTFOLIO SECURITIES. To the extent set forth in the Prospectus and SAI, each Master Portfolio may invest in the securities described below.



         Asset Allocation Model. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Master Portfolio invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 10% increments.



         Unrated Investments. Each Master Portfolio may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Master Portfolio. After purchase by a Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Portfolio.

Neither event will require a sale of such security by such Master Portfolio.
To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.



         Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Master Portfolios may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.



         Pass-Through Obligations. The Master Portfolios may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.



         When-Issued Securities. Certain of the securities in which the U.S. Government Allocation Master Portfolio and the Asset Allocation Master Portfolio may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. These Master Portfolios only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.



         Each Master Portfolio will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolio will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.



         Loans of Portfolio Securities. All of the Master Portfolios may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Master Portfolio may receive as collateral will not become part of the Master Portfolio's portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Master Portfolios will lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of securities by any of the Master Portfolios will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolios may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, MIT, its Adviser, or its Distributor.



         Futures Contracts and Options Transactions - General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the market risk (i.e., exposure to adverse price changes).



         The Master Portfolios may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.



         The Master Portfolios' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Master Portfolios may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of a Master Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each Fund may be required to segregate cash or high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.



         Initially, when purchasing or selling futures contracts a Master Portfolio will be required to deposit with the Master Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Master Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.



         Although the Master Portfolios intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Master Portfolio to substantial losses. If it is not possible, or a Master Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments of variation margin.



         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.



         Stock Index Options. The Master Portfolios may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a Master Portfolio's total assets and the value of the options written may not exceed 10% of the value of the Master Portfolio's total assets.



         The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Master Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Master Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.



         When a Master Portfolio writes an option on a stock index, the Master Portfolio will place in a segregated account with the Master Portfolio's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.



         Stock Index Futures and Options on Stock Index Futures. Each Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



         Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. Each Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's portfolio securities which are the subject of the transaction.

         Interest-Rate and Index Swaps. Each Master Portfolio may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If a Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.



         The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.



         Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Master Portfolios may purchase are considered derivatives. The Master Portfolios may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



         Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Master Portfolio's investment objective, does not expose the Master Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

         The use of derivatives by the Master Portfolios also is subject to broadly applicable investment policies. For example, a Master Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Master Portfolio use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission rules limiting the use of leverage.



         Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. None of the Master Portfolios may invest 25% or more of its assets in foreign obligations.



                           MANAGEMENT OF THE COMPANY



         Directors and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Each of the Directors and officers of the Company serves in the identical capacity as an officer and/or Director of Overland Express Funds, Inc. and Stagecoach, Inc. (all of which consist of several separately managed investment portfolios) and as a Trustee and/or officer of Stagecoach Trust, Life & Annuity Trust, Master Investment Trust, Master Investment Portfolio and Managed Series Investment Trust. Each Director who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.



Name, Address and Age            Position                During Past 5 Years
----------------------           --------                ------------------
Jack S. Euphrat, 73              Director                Private Investor.
415 Walsh Road
Atherton, CA  94027

*R. Greg Feltus, 44        Director, Chairman      Senior Vice President of Stephens; Manager of
                           and President           Financial Services Group; President of Stephens
                                                   Inurance Services Inc.,; Senior Vice President
                                                   of Stephens Sports Management Inc.; and President
                                                   of Investors Brokerage Insurance Inc.

 Thomas S. Goho, 53        Director                T.B. Rose Faculty Fellow - Business, Wake Forest
 321 Beechcliff Court                              University, Calloway School of Business and
 Winston-Salem, NC  271                            Accountancy; Associate Professor of Finance of
                                                   the School of Business and Accounting at Wake
                                                   Forest University since 1983.

 *Zoe Ann Hines, 46        Director                Senior Vice President of Stephens and Director
                                                   of Brokerage Accounting; and Secretary of
                                                   Stephens Resource Management.

 *W. Rodney Hughes, 69     Director                Private Investor.
 31 Dellwood Court
 San Rafael, CA  94901

 Robert M. Joses, 77       Director                Private Investor.
 47 Dowitcher Way
 San Rafael, CA  94901

 *J. Tucker Morse, 51      Director                Private Investor; Real Estate Developer;
 10 Legrae Street                                  Chairman of Renaissance Properties Ltd.;
 Charleston, SC 29401                              President of Morse Investment Corporation; and
                                                   Co-Managing Partner of Main Street Ventures.

 Richard H. Blank, Jr.,    Chief Operating         Associate of Financial Services Group of
                           Officer, Secretary      Stephens; Director of Stephens Sports Management
                           and Treasurer           Inc.; and Director of Capo Inc.


                               COMPENSATION TABLE



                        For the Fiscal Year Ended 1995



                                                         Total Compensation
                        Aggregate Compensation             from Registrant
 Name and Position         from Registrant                and Fund Complex
 -----------------   -------------------------------     --------------------
 Jack S. Euphrat                $10,188                        $34,188
          Director

 *R. Greg Feltus                      0                              0
          Director

 Thomas S. Goho                  10,188                         34,188
          Director

 *Zoe Ann Hines                       0                              0
          Director

 *W. Rodney Hughes                9,438                         32,188
          Director

 Robert M. Joses                  9,938                         34,188
          Director

 *J. Tucker Morse                 8,313                         32,188
          Director



         As stated above, each of the Directors and officers of the Company serves in an identical capacity as a Director and/or Officer of Overland Express Funds, Inc. and Masterworks Funds, Inc. and as a Trustee and/or officer of Stagecoach Trust, Life & Annuity Trust, Master Investment Trust, Master Investment Portfolio and Managed Series Investment Trust. All of these entities are open-end management investment companies, and each is considered to be in the same "fund complex," as such term is defined in Form N-1A under the 1940 Act, as the Company. Directors of the Company are compensated annually by the Company and by all registrants in the fund complex for their services as indicated in the above Compensation Table and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the fund complex.



         As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

         Investment Adviser. Wells Fargo Bank provides investment advisory services to each Master Portfolio pursuant to an Investment Advisory Agreement dated April 30, 1996 with MIT. Each such Investment Advisory Agreement will be referred to as the "Advisory Agreement". The Advisory Agreements provide that Wells Fargo Bank shall furnish to the Master Portfolios investment guidance and policy direction in connection with the daily portfolio management of each Master Portfolio. Pursuant to the Advisory Agreements, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. As to each Master Portfolio, the applicable Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) MIT's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIT's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIT or Wells Fargo Bank, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the Advisory Agreement is terminable without penalty, on 60 days' written notice, by MIT's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's shares or, on not less than 60 days' written notice, by Wells Fargo Bank. Each Advisory Agreement terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).



         Wells Fargo Bank has engaged BGFA to provide sub-investment advisory services to each Master Portfolio of MIT pursuant to a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated April 30, 1996. As to each Master Portfolio, the Sub-Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) MIT's Board of Trustees or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIT's Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Master Portfolio or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the Sub-Advisory Agreement is terminable without penalty, on 60 days' written notice, by MIT's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's interests. The Sub-Advisory Agreement terminates automatically upon an assignment (as defined in the 1940 Act). Subject to the direction of MIT's Board of Trustees and the overall supervision and control of Wells Fargo Bank and MIT, BGFA is responsible for investing and reinvesting the Master Portfolios' assets. BGFA has agreed to furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Master Portfolios, and such additional reports and information as Wells Fargo Bank and MIT's Board of Trustees and officers shall reasonably request.



         Wells Fargo Bank has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the U.S. Government

Allocation Master Portfolio and the Asset Allocation Master Portfolio, average maturities of the portfolios of each of those Master Portfolios.



         BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. (the "Reorganization"). Prior to the Funds' conversion to master/feeder structure, Wells Fargo Bank provided investment advisory services directly to the Funds. For the years ended December 31, 1993, 1994 and 1995, the Funds paid to Wells Fargo Bank the fees indicated below and Wells Fargo Bank waived the indicated amounts:



                            1993                 1994               1995
                       Fees      Fees      Fees       Fees      Fees       Fees
        Fund           Paid     Waived     Paid      Waived     Paid      Waived
--------------------------------------------------------------------------------
Asset Allocation    $3,136,581    -0-    $3,907,880    -0-    $3,814,364    -0-

Corporate Stock     $1,248,207    -0-    $1,259,739    -0-    $1,398,439    -0-

U.S. Government     $1,090,400    -0-    $1,034,079    -0-    $680,049      -0-
Allocation



         Prior to the Reorganization on January 1, 1996 and the Funds' conversion to master/feeder structure, WFNIA provided sub-advisory services directly to the Funds. For the years ended December 31, 1993, 1994 and 1995, Wells Fargo paid to WFNIA the fees indicated below with respect to the Funds (before the conversion to master/feeder structure):



     FUND                1993                    1994                  1995
     Fund              Fees Paid              Fees Paid              Fees Paid
--------------------------------------------------------------------------------
 Asset Allocation       $1,586,982             $2,106,980           $2,043,249

 Corporate Stock          $239,319               $241,489             $269,787

 U.S. Government          $366,951               $353,761             $244,478
 Allocation

         Morrison & Foerster, special counsel to each of Wells Fargo Bank, BGFA and BGI and counsel to the Company, has advised each of Wells Fargo Bank, BGFA, BGI and the Company that (i) Wells Fargo Bank should be able to perform the services contemplated by the Advisory Contract, the Shareholder Servicing Agreement, the Selling Agent Agreement, the Agency Agreement and the Prospectus, without violation of the Glass-Steagall Act, (ii) BGFA should be able to perform the services contemplated in the Sub-Advisory Agreement and the Prospectus, and BGI should be able to perform the services contemplated in the Custodian Agreement and the Prospectus, without violation of the Glass-Steagall Act. Such counsel have pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent Wells Fargo Bank, BGFA or BGI, respectively, from continuing to perform, in whole or in part, such services. If Wells Fargo Bank, BGFA or BGI, respectively, were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



         Administrator and Distributor. The Company has retained Stephens as administrator and distributor on behalf of each of its Funds. Each Administration Agreement between Stephens and each Fund states that Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by Wells Fargo Bank, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund together with those ordinary clerical and bookkeeping services that are not being furnished by Adviser. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

         For the fiscal years ended December 31, 1993, 1994 and 1995, the Funds paid administrative fees to Stephens as follows:



        FUND                         1993             1994             1995
--------------------------------------------------------------------------------
Asset Allocation Fund              $238,347          $315,787        $306,436

Corporate Stock Fund                $74,804           $75,748         $92,555

U.S. Government Allocation Fund     $65,395           $62,168         $40,803




         For the fiscal years ended December 31, 1993 and 1994, the Funds' distributor retained $26,215,173 and $5,415,227, respectively, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Fund shares. For the fiscal years ended December 31, 1993 and 1994, Wells Fargo Securities Inc., and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Fund shares.



         For the fiscal year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Registrant's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives retained $399,809 of such commissions.



         The Advisory Agreement for each Master Portfolio and the Administration Agreements for each Fund and Master Portfolio provide that if, in any fiscal year, the total expenses of the Fund and corresponding Master Portfolio incurred by, or allocated to, the Fund or corresponding Master Portfolio (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Plan (defined below) but including the fees provided for in the Advisory Agreement and the Administration Agreements) exceed the most restrictive expense limitation applicable to the Fund and/or corresponding Master Portfolio imposed by the securities laws or regulations of the states from time to time in which the Fund's shares are registered for sale, Adviser and Stephens shall waive or reimburse their fees proportionately under the Advisory Agreement and the Administration Agreements, respectively, for each Fund or corresponding Master Portfolio for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Advisory Agreement for each Master Portfolio and the Administration Agreements for each Fund and Master Portfolio further provide that the total expenses of the Fund or Master Portfolio shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the agreements shall be reduced as necessary. The most stringent applicable restriction limits these expenses for any fiscal year to 2.50% of the first $30 million of the average net assets of the Fund and/or the corresponding Master Portfolio, 2.00% of the next $70 million of average net assets, and 1.50% of the average net assets in excess of $100 million. To the extent the Funds and/or the Master Portfolios will incur miscellaneous expense in connection with the conversion to master/feeder structure, Wells Fargo Bank has agreed to absorb such expenses for at least one year following the Reorganization.



         Shareholder Servicing Agent. As discussed in each Fund's Prospectus under the heading "Shareholder Servicing Agent," the Funds have entered into shareholder servicing agreements with Wells Fargo Bank. The dollar amount of shareholder servicing fees paid by the Corporate Stock Fund and each class of the Asset Allocation and U.S. Government Allocation Funds is listed below:



                               FUND                              1995
               ------------------------------------------------------------

               Corporate Stock Fund                            $  861,478
               Asset Allocation Fund

                    Class A                                    $3,029,551

                    Class B                                    $   34,813

               U.S. Government Allocation Fund

                    Class A                                    $  406,707

                    Class B                                    $    1,322




                               DISTRIBUTION PLANS



         As indicated in each Fund's respective Prospectus, each of the Funds has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the Corporate Stock Fund and the shares now designated the Class A Shares of each other Fund were adopted by the Company's Board of Directors on October 22, 1991, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the respective Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"), and were approved by the initial shareholder of each Fund on December 31, 1991. The Plans for the Class B shares of each Fund having such shares were adopted by the Company's Board of Directors, including a majority of the Qualified Directors, on July 27, 1994.



        The Plans in effect for the Corporate Stock Fund and the Class A Shares of each other Fund allow such Funds to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of each such Fund by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets or average daily net assets attributable to Class A Shares of such Fund, as the case may be. The plans for the Corporate Stock Fund and Class A Shares of the other Funds provide only for the reimbursement of actual expenses. The plans for the Class B Shares allow each Fund with such shares to pay to Stephens Inc., as compensation for distribution-related services provided, or as reimbursement for distribution-related expenses incurred, a monthly fee at the annual rate of up to 0.70% of the average daily net assets attributable to the Class B Shares of each respective Fund. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.



         Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any agreements related to the Plans ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. The Corporate Stock Fund may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of such Fund. Each of the Funds with Class A and Class B shares may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the Class of shares affected by such Agreement. The amounts payable under each Plan may not be increased materially without, in the case of the Corporate Stock Fund, the approval of a majority of the voting securities of such Fund, or, in the case of the other Funds, without the approval of a majority of the voting securities of each Class of Funds effected by such Agreements. Material amendments to a Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.



         Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

         For the year ended December 31, 1995, the Funds paid the fees and/or expenses listed below pursuant to their 12b-1 distribution plans.



                                        PRINTING &   MARKETING     COMPENSATION
     FUND                   TOTAL        MAILING     BROCHURES      TO DEALERS
                                        PROSPECTUS
--------------------------------------------------------------------------------
Asset Allocation Fund
     Class A                $ 955,893    $58,656      $897,237          N/A
     Class B                $  59,525        N/A           N/A      $59,525

Corporate Stock Fund        $  41,620    $16,503      $ 25,117          N/A

U.S. Government Allocation
  Fund
     Class A                $  95,225    $19,422      $ 75,803          N/A
     Class B                $  13,468        N/A           N/A      $13,468




                     CALCULATION OF YIELD AND TOTAL RETURN



         As described in the Prospectuses for each Fund, the IRA Funds of the Trust were reorganized into the corresponding Funds of the Company on January 2, 1992. Therefore, the performance information for the Funds is based on that of the IRA Funds for the periods prior to January 2, 1992, and reference should be made to the footnotes to the condensed financial information in the "Financial Highlights" section of each Prospectus regarding differences in investment objectives, policies and/or restrictions between certain of the Funds and the IRA Funds, which may affect the relevance of the performance information provided below.



         The Corporate Stock Fund may advertise certain total return information computed in the manner described in each Funds' Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the Corporate Stock Fund, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

         The Asset Allocation and U.S. Government Allocation Funds may advertise certain total return information with respect to each class of shares computed in the manner described in such Fund's Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the Funds that assess a sales charge, at times, also may calculate total return based on net asset value per share of each Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.



         The average annual total return for the period since inception (March 31, 1987) to December 31, 1995 for the Class A Shares of the U.S. Government Allocation Fund, assuming a 4.50% sales load, was 7.93%. The average annual total return on Class A Shares for the same period, assuming no sales load, was 8.50%. The average annual total return on Class A Shares for the five-year period ended December 31, 1995, assuming a 4.50% sales load, was 8.36%. The average annual total return on Class A Shares for the same period, assuming no sales load, was 9.36%. The annual total return on Class A Shares for the year ended December 31, 1995, assuming a 4.50% sales load, was 9.73%. The annual total return for the Class A Shares for the same period, assuming no sales load, was 14.91%.



         The annual total return on the Class B Shares of the U.S. Government Allocation Fund for the year ended December 31, 1995, assuming payment of the maximum CDSC was 11.11%. The annual total return on the Class B Shares for the same period if no CDSC was paid was 14.11%.



         The average annual total return for the period since inception (November 13, 1986) to December 31, 1995, for the Class A Shares of the Asset Allocation Fund, assuming a 4.50% sales load was 11.05%. The average annual return for the same period on Class A Shares, assuming no sales load, was 11.61%. The average annual total return on Class A Shares for the five-year period ended December 31, 1995, assuming a 4.50% sales load, was 12.49%. For the same period the average annual total return on Class A Shares, assuming no sales load, was 13.53%. The annual total return on Class A Shares for the year ended December 31, 1995, assuming a 4.50% sales load, was 23.36%. For the same period, the annual total return on Class A Shares, assuming no sales load, was 29.18%.



         The annual total return on the Class B Shares of the Asset Allocation Fund for the year ended December 31, 1995, assuming payment of the maximum CDSC was 24.72%. The annual total return on Class B Shares for the same period if the CDSC was not paid was 27.72%.



         The average annual total return assuming a purchase at net asset value, for the period since inception (January 25, 1984) to December 31, 1995, for the Corporate Stock Fund was 14.10%. Similarly, the average annual total return for the five-year period ended December 31, 1995, was 15.33%. For the year ended December 31, 1995 was 35.99%.

        The Asset Allocation and U.S. Government Allocation Funds may advertise certain cumulative total return information. Cumulative total return is computed by determining the aggregate compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.

        The cumulative total return for the Class A Shares of the Asset Allocation Fund from inception to December 31, 1995, assuming a 4.50% sales load and no sales load, was 160.28% and 172.52%, respectively. The cumulative total return for the Class A Shares for the five-year period ended December 31, 1995, assuming a 4.50% sales load and no sales load, was 80.12% and 88.59%, respectively. The cumulative total return on the Class A Shares for the three-year period ended December 31, 1995, assuming a 4.50% sales load and no sales load, was 37.82% and 44.29%, respectively.

        The cumulative total return for the Class A Shares of the U.S. Government Allocation Fund from inception to December 31, 1995, assuming a 4.50% sales load and no sales load, was 96.30% and 105.53%, respectively. The cumulative total return for the Class A Shares for the five-year period ended December 31, 1995, assuming a 4.50% sales load and no sales load, was 49.36% and 56.41%, respectively. The cumulative total return on the Class A Shares for the three-year period ended December 31, 1995, assuming a 4.50% sales load and no sales load, was 19.87% and 25.54%, respectively.

         The cumulative total return on the shares of the Corporate Stock Fund from inception to December 31, 1995 was 381.62%. The cumulative total return for the ten-year period ended December 31, 1995 was 253.09%. The cumulative total return for the five-year period ended December 31, 1995 was 104.08. The cumulative total return for the three-year period ended December 31, 1995 was 48.73%.




         As indicated in its Prospectus, the U.S. Government Allocation Fund may advertise certain yield information on their shares. As and to the extent required by the SEC, yield on each Class of shares, will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.



         The yield for the 30-day period ended December 31, 1995, assuming a maximum sales load of 4.50%, on the Class A Shares of the U.S. Government Allocation Fund was 4.24%. The 30-day yield for the same period on the Class A Shares, assuming no sales charge, was 4.25%.



         The yield on each Class of the U.S. Government Allocation Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.



         In addition, investors should recognize that changes in the net asset values of shares of each Class of the U.S. Government Allocation Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders of each Fund. Yield information for each Fund or each Class of shares of the Funds, as the case may be, may be useful in reviewing the performance of such Funds and for providing a basis for comparison with investment alternatives. The yield of each Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares of a Fund, the Company may quote the performance or price-earning ratio of a Fund or Class of shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, sap's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Fund or Class of shares, as appropriate, will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.



         In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax

Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."



         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.



         In addition, performance information for a Class of shares of the U.S. Government Allocation Fund, the Asset Allocation Fund and the shares of the Corporate Stock Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare results of a Fund or Class of shares with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.



         From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the U.S. Government Allocation Fund and the corresponding Master Portfolio and the Asset Allocation Fund and the corresponding Master Portfolio and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds as to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank monitor and reallocate investments among the asset categories described in the Prospectus of each Fund and Master Portfolio. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Master Portfolio might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.



         The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.



         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.



         From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets under management by Wells Fargo Investment Management Group. As of December 31, 1995, IMG had $30.1 billion in assets under management.



         The Company also may disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

                        DETERMINATION OF NET ASSET VALUE



         Net asset value per share for each Master Portfolio or per share for each Class of each Master Portfolio is determined by the Custodian of the Master Portfolio on each day the NYSE is open for trading.



         Securities of a Master Portfolio for which market quotations are available are valued at latest prices. Securities of a Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolios for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.



                             PORTFOLIO TRANSACTIONS



GENERAL



         MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the MIT's Board of Trustees, Wells Fargo Bank is responsible for each Master Portfolio's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the MIT to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commission available.

         Except in the case of equity securities purchased by the Corporate Stock Master Portfolio and the Asset Allocation Master Portfolio, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Master Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Master Portfolio's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.



         Wells Fargo Bank, as the investment adviser of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Master Portfolio portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Agreements, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Master Portfolio may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Master Portfolios.



         The Corporate Stock Fund and the Asset Allocation Fund. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Master Portfolio will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.



         In placing orders for portfolio securities of these Master Portfolios, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, these Master Portfolios will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of MIT.



         For the fiscal year ended December 31, 1993, the Asset Allocation Fund and the Corporate Stock Fund paid brokerage commissions in the amounts of $294,861 and $30,123, respectively. For the fiscal year ended December 31, 1994, the Asset Allocation Fund and the Corporate Stock Fund paid brokerage commissions in the amounts of $99,002 and $31,896, respectively. For the fiscal year ended December 31, 1995, the Asset Allocation Fund and Corporate Stock Fund paid brokerage commissions in the amounts of $34,488 and $8,697, respectively. The U.S. Government Allocation Fund did not pay any brokerage commissions during 1995 and none of the Funds paid brokerage commissions to affiliated brokers.



         The higher portfolio turnover rate for the U.S. Government Allocation Master Portfolio should not adversely affect this Master Portfolio because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, this Master Portfolio usually does not incur brokerage expenses. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.



         As of December 31, 1995, each Fund owned securities of its regular broker-dealers as follows:



         Asset Allocation Fund $1,895,104 of J.P. Morgan & Co. Inc.



                              FEDERAL INCOME TAXES



         The Prospectus describes generally the tax treatment of distributions by each Master Portfolio and each Fund. This section of the SAI includes additional information concerning federal income taxes.



         Qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. For purposes of complying with these qualification requirements, each Fund will be deemed to own a proportionate share of the Master Portfolio assets As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year.



         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of each Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year.
For this purpose, any income or gain retained by each Fund that is subject to income tax will be considered to have been distributed by year-end. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.



         Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes (generally at rates from 10% to 40%) imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of each Fund is expected to consist of securities of foreign issuers, each Fund will not be eligible to elect to "pass through" foreign tax credits to shareholders.



         Each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership under the Code, any interest, dividends and gains or losses of each Master Portfolio will be deemed to have been "passed through" to its corresponding Fund bearing the same name and any other investors in each Master Portfolio, regardless of whether or not such interest, dividends or gains have been distributed by the Master Portfolio or losses have been realized (through contribution) by its corresponding Fund and any other investors. Therefore, to the extent each Master Portfolio were to accrue but not distribute any interest, dividends, or gains, its corresponding Fund would be deemed to have realized and recognized its proportionate share of interest, dividends, or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by investors of interest, dividends, or gains without a corresponding distribution.



         Gains or losses on sales of portfolio securities by each Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases including where each Master Portfolio acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gain recognized on the disposition of a debt obligation (including, with respect to obligations purchased after April 30, 1993, tax-exempt obligations) purchased by each Master Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Master Portfolio held the debt obligation.



        To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually. Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as a capital gains distribution in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year. If a Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution thereon.



         Any loss realized on a redemption or exchange of shares of any Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. In addition, if a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.



         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6%, the maximum individual rate applicable to net realized capital gains is 28% and the maximum corporate tax rate applicable to ordinary income and net realized capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.



         If an option written by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by such Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a tax straddle.

         If securities are sold by a Master Portfolio pursuant to the exercise of a call option written by it, such Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option written by it, such Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Master Portfolio derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.



         The amount of any gain or loss realized by a Master Portfolio on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the marked to market rule and the "60%/40%" rule. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. Each Master Portfolio will attempt to monitor Section 988 transactions to avoid an adverse tax impact.



         Offsetting positions held by a regulated investment company involving certain financial forward, futures or option contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.



         If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.



         Foreign Shareholders. Under the Code, distributions of net investment income by any Fund to a nonresident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by each Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.



         Other Matters. Investors should be aware that the investments to be made by the Master Portfolios may involve sophisticated tax rules such as the original issue discount and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Master Portfolios without corresponding current cash receipts. Although the Master Portfolios will seek to avoid significant noncash income, such noncash income could be recognized by a Master Portfolio, and thereby its corresponding Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.



         The foregoing discussion, and the discussions in the prospectus applicable to each shareholder, address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes.



                                 FUND EXPENSES



         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Adviser or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.



                                 CAPITAL STOCK



         The Company, an open-end, management investment company, was incorporated in Maryland on September 9, 1991. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of fourteen series of shares, each representing an interest in one portfolio -- the Aggressive Growth, the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Money Market Mutual Fund, the Short-Intermediate U.S. Government Income Fund, the U.S. Government Allocation Fund, the Variable Rate Government Fund and the Strategic Growth Fund -- and the Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios.



         The Asset Allocation and U.S. Government Allocation Funds have two classes of shares -- Class A Shares and Class B Shares. The Corporate Stock Fund has a single class of shares. With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.



         The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.



         Each share of a Fund or Class represents an equal proportional interest in the Fund or Class with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.



         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non- assessable by the Company.



         MIT is an open-end, series management investment company organized as a Delaware business trust. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for MIT's liabilities and obligations, but only to the extent MIT property is not sufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIT obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.



         The Declaration of Trust further provides that obligations of MIT are not binding upon its Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.



         The interests in each Master Portfolio of MIT have substantially identical voting and other rights as those rights described above for shares of the Funds. MIT may dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever a Fund is required to vote on a matter with respect to MIT, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of MIT, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.



         As of December 31, 1995, no shareholders of the Corporate Stock Fund, nor any Class A or Class B shareholder of the Asset Allocation Fund and U.S. Government Allocation Fund, were known by the Company to own 5% or more of their respective outstanding shares.



                                     OTHER



         The Registration Statements for MIT and the Company, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. The Annual Report will be sent free of charge to any shareholder who requests the Annual Report.



                          CUSTODIANS AND TRANSFER AND
                           DIVIDEND DISBURSING AGENT



         BZW Barclays Global Investors, N.A. ("BGI") acts as the custodian for the Funds and the Master Portfolios. For its services as custodian, BGI receives an asset-based fee and transaction charge from the respective Funds.



         Wells Fargo Bank has been retained to act as the Transfer and Dividend Disbursing Agent for the Funds, and receives for its services a base fee and per-account fees from each Fund.

                              INDEPENDENT AUDITORS



         KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.



                             FINANCIAL INFORMATION



         The audited financial statements and portfolio of investments contained in the Annual Reports for the Asset Allocation Fund, Corporate Stock Fund, U.S. Government Allocation Fund and certain other of the Company's Funds for the most recent fiscal year are attached to the SAI. The Annual Reports will be sent free of charge to any shareholder who requests them.

                                  SAI APPENDIX



         The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.



Corporate Bonds



         Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.



         S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.



Corporate Commercial Paper



         Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.



         S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

ASSET ALLOCATION FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS - 52.23%
     99,295  Abbott Laboratories                                             $  2,978,052  $  4,145,566
     13,190  Advanced Micro Devices+                                              350,768       217,635
     14,274  Aetna Life & Casualty Co                                             855,482       988,475
     14,781  Ahmanson (H F) & Co                                                  277,246       391,697
     14,081  Air Products & Chemicals Inc                                         630,570       742,773
     62,198  Airtouch Communications+                                           1,458,655     1,757,094
      3,518  Alberto-Culver Co Class B                                             81,141       120,931
     31,984  Albertson's Inc                                                      875,086     1,051,474
     28,292  Alcan Aluminium Ltd                                                  622,321       880,589
     13,992  Alco Standard Corp                                                   381,237       638,385
      5,369  Alexander & Alexander Services                                       116,905       102,011
      8,115  Allergan Inc                                                         194,321       263,738
     35,652  Allied Signal Inc                                                  1,328,768     1,693,470
     56,357  Allstate Corp                                                      1,595,267     2,317,682
     23,770  Alltel Corp                                                          723,185       701,215
     22,416  Aluminum Co of America                                               816,102     1,185,246
     10,331  ALZA Corp+                                                           251,037       255,692
     14,570  Amdahl Corp+                                                          93,657       123,845
     11,694  Amerada Hess Corp                                                    590,704       619,782
     22,743  American Brands Inc                                                  785,512     1,014,906
     23,420  American Electric Power Inc                                          862,563       948,510
     60,875  American Express Corp                                              1,785,821     2,518,703
     25,758  American General Corp                                                809,211       898,310
      9,369  American Greetings Corp Class A                                      286,544       258,819
     39,336  American Home Products Corp                                        2,596,139     3,815,592
     59,632  American International Group Inc                                   3,773,840     5,515,960
     18,697  American Stores Co                                                   416,473       500,145
     69,742  Ameritech Corp                                                     2,902,173     4,114,778
     33,246  Amgen Inc+                                                           785,945     1,973,981
     62,451  Amoco Corp                                                         3,551,777     4,488,666
     27,384  AMP Inc                                                              904,774     1,050,861
      9,621  AMR Corp+                                                            648,175       714,359
      4,876  Andrew Corp+                                                         109,787       186,507
     32,101  Anheuser-Busch Inc                                                 1,605,103     2,146,754

------------------------
8

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     15,285  Apple Computer Inc                                              $    466,938  $    487,209
     22,186  Applied Materials Inc+                                               616,024       873,574
     66,634  Archer-Daniels-Midland Co                                            988,829     1,199,412
     13,591  Armco Inc+                                                            88,955        79,847
      4,711  Armstrong World Industries Inc                                       210,736       292,082
      5,212  ASARCO Inc                                                           108,015       166,784
      7,992  Ashland Inc                                                          271,834       280,719
    200,194  AT & T Corp                                                       11,310,476    12,962,562
     20,177  Atlantic Richfield Corp                                            2,258,855     2,234,603
      5,962  Autodesk Inc                                                         155,826       204,199
     18,080  Automatic Data Processing                                            985,357     1,342,440
      6,746  Avery Dennison Corp                                                  203,809       338,143
      8,636  Avon Products Inc                                                    465,226       650,939
     17,743  Baker Hughes Inc                                                     407,239       432,486
      3,782  Ball Corp                                                            111,465       104,005
      6,141  Bally Entertainment Corp+                                             56,546        85,974
     18,591  Baltimore Gas & Electric Co                                          474,040       529,844
     49,151  Banc One Corp                                                      1,691,594     1,855,450
     14,081  Bank of Boston Corp                                                  362,102       651,246
     25,122  Bank of New York Inc                                                 862,155     1,224,698
     46,449  BankAmerica Corp                                                   2,117,598     3,007,573
      9,847  Bankers Trust N Y Corp                                               731,676       654,826
      6,905  Bard (C R) Inc                                                       173,618       222,686
     12,234  Barnett Banks Inc                                                    531,072       721,806
     44,478  Barrick Gold Corp                                                  1,260,543     1,173,107
      7,295  Bausch & Lomb Inc                                                    341,858       289,064
     34,845  Baxter International Inc                                             922,009     1,459,134
      8,245  Becton Dickinson & Co                                                337,437       618,375
     54,915  Bell Atlantic Corp                                                 3,274,105     3,672,441
    124,916  BellSouth Corp                                                     3,720,428     5,433,846
      6,361  Bemis Co Inc                                                         148,614       163,001
      6,687  Beneficial Corp                                                      258,986       311,781
     13,811  Bethlehem Steel Corp+                                                246,059       193,354
     12,176  Beverly Enterprises+                                                 144,215       129,370
     14,643  Biomet Inc+                                                          164,755       261,744
     10,773  Black & Decker Corp                                                  239,048       379,748
     13,187  Block (H & R) Inc                                                    544,398       534,074

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     15,866  Boatmen's Bancshares Inc                                        $    482,796  $    648,523
     43,060  Boeing Co                                                          1,796,787     3,374,828
      6,041  Boise Cascade Corp                                                   157,458       209,170
     20,342  Boston Scientific Corp+                                              470,459       996,758
      3,805  Briggs & Stratton Corp                                               146,417       165,042
     63,773  Bristol-Myers Squibb Co                                            3,760,859     5,476,506
      2,363  Brown Group Inc                                                       77,409        33,673
      8,764  Brown-Forman Corp Class B                                            241,274       319,886
     26,795  Browning-Ferris Industries Inc                                       747,095       790,453
     12,042  Brunswick Corp                                                       206,547       289,008
     17,892  Burlington Northern Santa Fe                                         900,860     1,395,576
     15,942  Burlington Resources Inc                                             701,281       625,724
      8,962  Cabletron Systems Inc+                                               477,397       725,922
     31,433  Campbell Soup Co                                                   1,329,349     1,885,980
     19,391  Capital Cities/ABC Inc                                             1,275,687     2,392,365
     19,591  Carolina Power & Light Co                                            601,818       675,890
     25,037  Caterpillar Inc                                                    1,143,485     1,470,924
      3,539  Centex Corp                                                          134,287       122,980
     24,082  Central & South West Corp                                            732,043       671,286
      8,299  Ceridian Corp+                                                       231,395       342,334
     12,140  Champion International Corp                                          415,839       509,880
     13,191  Charming Shoppes Inc                                                 149,844        37,924
     22,543  Chase Manhattan Corp                                                 797,062     1,366,669
     31,689  Chemical Banking Corp Class A                                      1,315,604     1,861,729
     82,029  Chevron Corp                                                       3,842,541     4,306,523
     48,070  Chrysler Corp                                                      2,382,755     2,661,876
     10,941  Chubb Corp                                                           914,950     1,058,542
      9,507  CIGNA Corp                                                           652,541       981,598
      4,189  Cincinnati Milacron Inc                                               95,502       109,961
     19,614  Cinergy Corp                                                         473,617       600,679
     12,228  Circuit City Stores Inc                                              309,163       337,799
     34,377  Cisco Systems Inc+                                                 1,200,014     2,565,384
     53,494  Citicorp                                                           2,152,207     3,597,472
      6,644  Clorox Co                                                            363,117       475,877
     13,184  Coastal Corp                                                         370,572       491,104
    157,751  Coca-Cola Co                                                       7,317,318    11,713,012
     18,273  Colgate-Palmolive Co                                               1,075,068     1,283,678

------------------------
10

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,343  Columbia Gas System Inc+                                        $    162,280  $    278,299
     55,752  Columbia HCA Healthcare Corp                                       2,333,629     2,829,414
     30,132  Comcast Corp Class A                                                 633,615       548,026
     14,411  Comerica Inc                                                         538,890       578,241
      5,566  Community Psychiatric Centers+                                        72,290        68,184
     33,236  Compaq Computer Corp+                                                850,751     1,595,328
     30,180  Computer Associates International Inc                                835,260     1,716,488
      6,991  Computer Sciences Corp+                                              254,742       491,118
     29,963  ConAgra Inc                                                          825,308     1,235,974
      9,796  Conrail Inc                                                          569,689       685,720
     29,585  Consolidated Edison Co                                               986,343       946,720
      5,276  Consolidated Freightways                                             112,291       139,814
     11,728  Consolidated Natural Gas Co                                          558,373       532,158
     13,570  Cooper Industries Inc                                                642,358       498,698
     10,523  Cooper Tire & Rubber Co                                              265,297       259,129
      4,720  Coors (Adolph) Co Class B                                             87,561       104,430
     17,591  CoreStates Financial Corp                                            493,327       666,259
     28,919  Corning Inc                                                          878,529       925,408
     18,387  CPC International Inc                                                897,416     1,261,808
      3,876  Crane Co                                                             109,173       142,928
      3,000  Cray Research Inc+                                                    73,089        74,250
     11,389  Crown Cork & Seal Co+                                                440,723       475,491
     26,498  CSX Corp                                                           1,063,285     1,208,971
     21,963  CUC International Inc+                                               581,196       749,487
      5,036  Cummins Engine Co Inc                                                235,834       186,332
     11,740  Cyprus Amax Minerals                                                 315,016       306,708
     12,765  Dana Corp                                                            351,456       373,376
     19,732  Darden Restaurants Inc+                                              217,520       234,318
      4,772  Data General Corp+                                                    42,052        65,615
      9,076  Dayton-Hudson Corp                                                   623,745       680,700
     21,234  Dean Witter Discover & Co                                            851,231       997,998
     32,722  Deere & Co                                                           820,340     1,153,451
      6,381  Delta Air Lines Inc                                                  363,690       471,396
     10,475  Deluxe Corp                                                          362,556       303,775
     18,513  Detroit Edison Co                                                    596,158       638,699
     11,777  Dial Corp                                                            250,922       348,894
     18,891  Digital Equipment Corp+                                              693,210     1,211,385

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     14,334  Dillard Department Stores Inc Class A                           $    501,949  $    408,519
     65,457  Disney (Walt) Co                                                   2,924,193     3,861,963
     21,858  Dominion Resources Inc                                               979,915       901,643
     19,269  Donnelley (R R) & Sons Co                                            602,473       758,717
     14,304  Dover Corp                                                           413,298       527,460
     32,923  Dow Chemical Co                                                    1,999,764     2,316,956
     12,152  Dow Jones & Co Inc                                                   434,824       484,561
     22,940  Dresser Industries Inc                                               498,170       559,163
     14,459  DSC Communications Corp+                                             468,329       533,176
     25,762  Duke Power Co                                                      1,079,010     1,220,475
     21,302  Dun & Bradstreet Corp                                              1,319,245     1,379,305
     69,814  DuPont (E I) de Nemours                                            3,663,925     4,878,253
      2,626  Eastern Enterprises                                                   70,402        92,567
     10,213  Eastman Chemical Co                                                  525,484       639,589
     42,992  Eastman Kodak Co                                                   2,100,667     2,880,464
      9,801  Eaton Corp                                                           511,336       525,579
      7,528  Echlin Inc                                                           240,289       274,772
     14,218  Echo Bay Mines Ltd                                                   168,829       147,512
      8,116  Ecolab Inc                                                           186,206       243,480
      6,689  EG & G Inc                                                           119,111       162,208
     28,219  Emerson Electric Co                                                1,717,848     2,306,903
     18,086  Engelhard Corp                                                       328,132       393,371
     31,680  Enron Corp                                                         1,061,730     1,207,800
      8,530  Enserch Corp                                                         159,673       138,613
     28,636  Entergy Corp                                                         964,516       837,603
    155,955  Exxon Corp                                                        10,203,360    12,495,894
      7,048  Federal Express Corp+                                                465,023       520,671
     22,760  Federal Home Loan Mortgage Corp                                    1,211,148     1,900,460
     34,279  Federal National Mortgage Assoc                                    2,717,734     4,254,881
      5,793  Federal Paper Board Co                                               140,354       300,512
     25,530  Federated Department Stores Inc+                                     693,312       702,075
     16,270  First Bank System Inc                                                844,138       807,399
     39,916  First Chicago NBD Corp                                             1,140,947     1,576,682
     28,024  First Data Corp                                                    1,594,453     1,874,105
     10,065  First Fidelity Bancorp                                               452,403       758,649
      9,594  First Interstate Bancorp                                             639,973     1,309,581
     21,636  First Union Corp                                                     932,410     1,203,503

------------------------
12

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     30,913  Fleet Financial Group Inc                                       $    925,497  $  1,259,705
      5,830  Fleetwood Enterprises Inc                                            133,012       150,123
      4,764  Fleming Co Inc                                                       138,492        98,258
     10,454  Fluor Corp                                                           454,301       689,964
      4,623  FMC Corp+                                                            234,666       312,630
    135,109  Ford Motor Co                                                      3,929,788     3,918,161
      5,026  Foster Wheeler Corp                                                  181,516       213,605
     23,325  FPL Group Inc                                                        895,238     1,081,697
     25,573  Freeport McMoRan Copper & Gold Inc Class B                           696,732       719,241
      9,594  Fruit of the Loom Inc Class A+                                       259,207       233,854
     17,608  Gannett Co Inc                                                       926,838     1,080,691
     18,128  Gap Inc                                                              611,878       761,376
      7,953  General Dynamics Corp                                                359,635       470,221
    210,057  General Electric Co                                               10,662,103    15,124,104
     19,932  General Mills Inc                                                  1,020,050     1,151,073
     93,979  General Motors Corp                                                4,598,857     4,969,140
     14,665  General Public Utilities                                             435,994       498,610
     10,300  General Re Corp                                                    1,254,582     1,596,500
      6,033  General Signal Corp                                                  209,474       195,318
     15,423  Genuine Parts Co                                                     581,817       632,343
     11,463  Georgia-Pacific Corp                                                 784,469       786,648
      7,442  Giant Food Inc Class A                                               176,015       234,423
      4,396  Giddings & Lewis Inc                                                  99,659        72,534
     55,764  Gillette Co                                                        1,783,988     2,906,699
      7,344  Golden West Financial                                                302,707       405,756
      3,232  Goodrich (B F) Co                                                    145,998       220,180
     19,190  Goodyear Tire & Rubber Co                                            812,177       870,746
     11,935  Grace (W R) & Co                                                     492,537       705,657
      6,346  Grainger (W W) Inc                                                   368,636       420,423
      4,875  Great Atlantic & Pacific Tea Co                                      126,955       112,125
      8,173  Great Lakes Chemical Corp                                            582,926       588,456
     17,059  Great Western Financial Corp                                         313,255       435,005
    121,999  GTE Corp                                                           4,465,010     5,367,956
     14,425  Halliburton Co                                                       517,278       730,266
      4,304  Handleman Co                                                          49,964        24,748
      9,167  Harcourt General Inc                                                 355,106       383,868

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,919  Harland (John H) Co                                                   98,275        81,809
      6,092  Harnischfeger Industries Inc                                    $    152,044  $    202,559
     12,919  Harrah's Entertainment Inc+                                          419,595       313,286
      4,804  Harris Corp                                                          213,375       262,419
     11,105  Hasbro Inc                                                           399,067       344,255
     45,975  Heinz (H J) Co                                                     1,159,230     1,522,922
      3,126  Helmerich & Payne Inc                                                 95,765        92,999
     13,981  Hercules Inc                                                         508,912       788,179
      9,763  Hershey Foods Corp                                                   503,285       634,595
     64,298  Hewlett Packard Co                                                 2,773,325     5,384,958
      6,087  Hilton Hotels Corp                                                   330,753       374,351
     59,912  Home Depot Inc                                                     2,450,895     2,868,287
     17,418  Homestake Mining Co                                                  335,252       272,156
     16,005  Honeywell Inc                                                        570,013       778,243
     12,268  Household International Inc                                          473,303       725,346
     33,156  Houston Industries Inc                                               750,682       804,033
     20,312  Humana Inc+                                                          568,783       556,041
     14,775  Illinois Tool Works Inc                                              605,548       871,725
     14,960  Inco Ltd                                                             354,083       497,420
     13,290  Ingersoll-Rand Co                                                    480,310       466,811
      6,215  Inland Steel Industries Inc                                          195,230       156,152
    103,586  Intel Corp                                                         3,536,687     5,878,506
      5,843  Intergraph Corp+                                                      65,554        92,027
     71,487  International Business Machines Corp                               4,005,264     6,558,932
     13,969  International Flavors & Fragrances                                   557,449       670,512
     31,992  International Paper Co                                             1,068,439     1,211,697
      9,759  Interpublic Group Cos Inc                                            309,467       423,297
     14,555  ITT Corp+                                                            561,232       771,415
     14,555  ITT Hartford Group Inc+                                              543,262       704,098
     14,555  ITT Industries Inc                                                   241,910       349,320
     10,416  James River Corp                                                     208,942       251,286
      8,910  Jefferson-Pilot Corp                                                 312,444       414,315
     81,399  Johnson & Johnson                                                  3,760,466     6,969,789
      5,127  Johnson Controls Inc                                                 279,610       352,481
      4,862  Jostens Inc                                                           94,547       117,904
     57,782  K Mart Corp                                                        1,215,270       418,920
      4,254  Kaufman & Broad Home Corp                                             80,044        63,278

------------------------
14

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     27,309  Kellogg Co                                                         1,526,729     2,109,620
      6,554  Kerr-McGee Corp                                                 $    328,459  $    416,179
     29,826  KeyCorp                                                              936,898     1,081,193
     34,956  Kimberly-Clark Corp                                                1,456,456     2,892,609
      4,639  King World Productions+                                              179,805       180,341
      6,202  Knight-Ridder Inc                                                    346,588       387,625
     15,383  Kroger Co+                                                           358,002       576,863
     36,982  Laidlaw Inc Class B                                                  329,811       379,066
     69,306  Lilly (Eli) & Co                                                   1,972,704     3,898,463
     44,985  Limited Inc                                                          935,719       781,614
     13,083  Lincoln National Corp                                                579,065       703,211
      9,303  Liz Claiborne Inc                                                    184,336       258,158
     25,211  Lockheed Martin Corp                                               1,173,680     1,991,669
     14,774  Loews Corp                                                           817,345     1,157,912
      2,601  Longs Drug Stores Corp                                                87,305       124,523
     21,562  Loral Corp                                                           384,955       762,756
      4,206  Louisiana Land & Exploration Co                                      180,533       180,332
     13,530  Louisiana-Pacific Corp                                               469,043       328,103
     20,198  Lowe's Co Inc                                                        537,616       676,633
     16,084  LSI Logic Corp+                                                      585,315       526,751
      2,917  Luby's Cafeterias Inc                                                 65,940        64,903
      9,598  Mallinckrodt Group Inc                                               318,258       349,127
      7,919  Manor Care Inc                                                       197,405       277,165
     15,752  Marriott International                                               453,258       602,514
      9,123  Marsh & McLennan Companies Inc                                       771,635       809,666
     19,974  Masco Corp                                                           623,018       626,684
     27,962  Mattel Inc                                                           569,142       859,832
     31,254  May Co Department Stores Co                                        1,288,204     1,320,482
     13,362  Maytag Corp                                                          222,986       270,581
     18,645  MBNA Corp                                                            448,384       687,534
      6,698  McDermott International Inc                                          186,915       147,356
     87,347  McDonald's Corp                                                    2,595,479     3,941,533
     14,255  McDonnell Douglas Corp                                               523,149     1,311,460
      6,241  McGraw-Hill Inc                                                      439,224       543,747
     85,227  MCI Communications                                                 2,177,425     2,226,555
      6,760  Mead Corp                                                            310,447       353,210
     29,020  Medtronic Inc                                                        623,971     1,621,493

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     17,786  Mellon Bank Corp                                                     663,433       955,998
     13,251  Melville Corp                                                   $    550,076  $    407,468
      4,658  Mercantile Stores Co Inc                                             168,254       215,433
    155,160  Merck & Co Inc                                                     5,568,491    10,201,770
      3,478  Meredith Corp                                                         72,028       145,641
     22,164  Merrill Lynch & Co Inc                                             1,017,360     1,130,364
     25,874  Micron Technology Inc                                                593,849     1,025,257
     74,489  Microsoft Corp+                                                    4,368,044     6,536,410
      5,714  Millipore Corp                                                       114,665       234,988
     52,871  Minnesota Mining & Manufacturing Co                                2,830,616     3,502,704
     49,721  Mobil Corp                                                         4,052,577     5,568,752
     14,531  Monsanto Co                                                        1,042,297     1,780,048
     12,546  Moore Corp Ltd                                                       245,093       233,669
     23,615  Morgan (J P) & Co Inc                                              1,666,901     1,895,104
      9,637  Morgan Stanley Group                                                 959,733       776,983
     18,686  Morton International Inc                                             561,977       670,360
     74,179  Motorola Inc                                                       3,761,629     4,228,203
      1,132  NACCO Industries Inc Class A                                          53,423        62,826
      8,571  Nalco Chemical Co                                                    300,482       258,201
     18,524  National City Corp                                                   516,736       613,608
     15,637  National Semiconductor+                                              272,744       347,923
      6,080  National Service Industries Inc                                      155,746       196,840
     34,134  NationsBank                                                        1,683,892     2,376,580
      9,618  Navistar International Corp+                                         212,951       100,989
     12,123  New York Times Co Class A                                            299,376       359,144
     19,863  Newell Co                                                            406,173       513,955
     11,829  Newmont Mining Corp                                                  495,461       535,262
     17,831  Niagara Mohawk Power Corp                                            369,121       171,623
      6,351  NICOR Inc                                                            176,543       174,653
     18,010  Nike Inc Class B                                                     494,741     1,253,946
     15,622  NorAm Energy Corp                                                    122,673       138,645
     10,362  Nordstrom Inc                                                        354,088       419,661
     16,454  Norfolk Southern Corp                                              1,126,002     1,306,036
      8,547  Northern States Power Co                                             381,945       419,871
     31,876  Northern Telecom Ltd                                                 950,766     1,370,668
      6,221  Northrop Grumman Corp                                                240,756       398,144
     44,364  Norwest Corp                                                       1,171,899     1,464,012

------------------------
16

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     46,379  Novell Inc+                                                          910,039       660,901
     10,989  Nucor Corp                                                      $    570,110  $    627,747
     53,787  NYNEX Corp                                                         2,301,100     2,904,498
     40,070  Occidental Petroleum Corp                                            796,689       856,496
      6,100  Ogden Corp                                                           138,545       130,388
     19,325  Ohio Edison Co                                                       449,882       454,138
      3,372  ONEOK Inc                                                             69,049        77,135
     54,526  Oracle Systems Corp+                                               1,254,834     2,310,539
     13,160  Oryx Energy Co+                                                      263,261       176,015
      2,541  Outboard Marine Corp                                                  49,257        51,773
      6,347  Owens Corning Fiberglass+                                            267,744       284,822
      4,809  PACCAR Inc                                                           255,861       202,579
     10,666  Pacific Enterprises                                                  272,230       301,315
     53,404  Pacific Gas & Electric Co                                          1,789,478     1,515,339
     53,839  Pacific Telesis Group                                              1,717,769     1,810,336
     35,749  PacifiCorp                                                           692,447       759,666
     14,428  Pall Corp                                                            283,181       387,753
     18,808  Panhandle Eastern Corp                                               437,525       524,273
      9,211  Parker Hannifin Corp                                                 224,677       315,477
     27,872  PECO Energy Co                                                       834,716       839,644
     28,623  Penney (J C) Co Inc                                                1,393,727     1,363,170
      5,851  Pennzoil Co                                                          338,167       247,205
      4,428  Peoples Energy Corp                                                  135,611       140,589
      7,730  Pep Boys-Manny Moe & Jack                                            205,490       198,081
     99,051  Pepsico Inc                                                        3,964,278     5,534,475
      5,237  Perkin-Elmer Corp                                                    174,535       197,697
     79,688  Pfizer Inc                                                         2,741,867     5,020,344
     63,152  Pharmacia and Upjohn Inc+                                          1,803,448     2,447,140
      8,721  Phelps Dodge Corp                                                    414,697       542,882
    105,618  Philip Morris Co Inc                                               5,882,835     9,558,429
     32,947  Phillips Petroleum Co                                              1,062,724     1,124,316
     10,550  Pioneer Hi Bred International Inc                                    385,093       586,844
     19,096  Pitney Bowes Inc                                                     768,781       897,512
      5,261  Pittston Services Group                                              131,744       165,064
     30,046  Placer Dome Inc                                                      693,295       724,860
     28,950  PNC Bank Corp                                                        828,591       933,638
      5,702  Polaroid Corp                                                        203,702       270,132

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,654  Potlatch Corp                                                        159,310       146,160
     19,864  PP & L Resources Inc                                            $    514,753  $    496,600
     24,617  PPG Industries Inc                                                   878,436     1,126,228
     17,413  Praxair Inc                                                          307,830       585,512
      8,003  Premark International Inc                                            304,509       405,152
     24,522  Price/Costco Inc+                                                    439,142       373,961
     86,142  Procter & Gamble Co                                                4,881,657     7,149,786
     12,017  Providian Corp                                                       472,438       489,693
     30,739  Public Services Enterprise Group                                   1,006,740       941,382
      3,408  Pulte Corp                                                           116,344       114,594
     16,834  Quaker Oats Co                                                       577,371       580,773
     13,118  Ralston-Purina Group                                                 522,982       818,235
      5,458  Raychem Corp                                                         214,650       310,424
     30,690  Raytheon Co                                                          994,773     1,450,103
      9,874  Reebok International Ltd                                             287,741       278,941
      7,094  Republic New York Corp                                               416,501       440,715
      8,022  Reynolds Metals Co                                                   380,216       454,246
     10,636  Rite Aid Corp                                                        209,796       364,283
      4,813  Roadway Services Inc                                                 289,165       235,235
     27,350  Rockwell International Corp                                        1,017,622     1,446,131
      8,467  Rohm & Haas Co                                                       452,755       545,063
     10,774  Rowan Co Inc+                                                         93,545       106,393
     67,350  Royal Dutch Petroleum Co                                           7,181,517     9,504,769
     19,874  Rubbermaid Inc                                                       677,405       506,787
      4,894  Russell Corp                                                         137,529       135,809
      7,079  Ryan's Family Steak House+                                            57,277        49,553
      9,818  Ryder System Inc                                                     243,657       242,996
     15,838  SAFECO Corp                                                          467,684       546,411
      7,341  Safety-Kleen Corp                                                    114,792       114,703
     13,381  Salomon Inc                                                          596,053       475,026
     11,526  Santa Fe Energy Resources Inc+                                       113,877       110,938
     16,399  Santa Fe Pacific Gold Corp                                           241,645       198,838
     60,355  Sara Lee Corp                                                      1,593,957     1,923,816
     76,672  SBC Communication Inc                                              3,285,932     4,408,640
     56,094  SCEcorp                                                            1,185,580       995,669
     46,144  Schering-Plough Corp                                               1,563,373     2,526,384
     30,415  Schlumberger Ltd                                                   1,885,498     2,106,239

------------------------
18

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      9,539  Scientific-Atlanta Inc                                               174,541       143,099
     46,789  Seagram Co Ltd                                                  $  1,338,081  $  1,620,069
     49,029  Sears Roebuck & Co                                                 1,430,585     1,912,131
     13,067  Service Corp International                                           356,294       574,948
      2,899  Shared Medical System Corp                                            76,071       157,633
     10,803  Sherwin Williams Co                                                  374,945       440,222
      5,283  Shoney's Inc+                                                        103,519        54,151
      6,307  Sigma-Aldrich Corp                                                   235,697       312,197
     19,922  Silicon Graphics Inc+                                                682,230       547,855
      5,128  Snap-On Inc                                                          201,372       232,042
     10,889  Sonat Inc                                                            342,556       387,921
     83,750  Southern Co                                                        1,834,495     2,062,344
     18,064  Southwest Airlines Co                                                477,470       419,988
      2,567  Springs Industries Inc Class A                                        96,144       106,210
     43,828  Sprint Corp                                                        1,518,521     1,747,642
      8,822  St Jude Medical Inc+                                                 190,899       379,346
     10,627  St Paul Co Inc                                                       493,171       591,127
      5,537  Stanley Works                                                        232,290       285,156
     11,983  Stone Container Corp+                                                166,160       172,256
      6,379  Stride Rite Corp                                                      96,917        47,843
      9,388  Sun Co Inc                                                           283,547       256,997
     24,012  Sun Microsystems Inc+                                                330,448     1,095,548
     14,378  SunTrust Banks Inc                                                   663,747       984,893
      8,565  Super Value Inc                                                      286,096       269,798
     22,929  Sysco Corp                                                           647,353       745,193
     14,649  Tandem Computers Inc+                                                175,930       155,646
      8,194  Tandy Corp                                                           357,725       340,051
      4,231  Tektronix Inc                                                        121,312       207,848
     82,098  Tele-Communication Inc Class A+                                    1,577,825     1,631,698
      7,094  Teledyne Inc                                                         175,239       181,784
     11,125  Tellabs Inc+                                                         531,320       411,625
      7,102  Temple-Inland Inc                                                    316,070       313,376
     25,149  Tenet Healthcare Corp+                                               335,287       521,842
     22,727  Tenneco Inc                                                        1,166,380     1,127,827
     33,237  Texaco Inc                                                         2,195,812     2,609,105
     23,684  Texas Instruments Inc                                                870,301     1,225,647
     28,408  Texas Utilities Co                                                 1,245,849     1,168,279

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     10,698  Textron Inc                                                          605,422       722,115
      2,427  Thomas & Betts Corp                                             $    151,802  $    178,991
     48,580  Time Warner Inc                                                    2,021,426     1,839,968
     13,953  Times Mirror Co Class A                                              319,644       472,658
      3,968  Timken Co                                                            131,552       151,776
      9,296  TJX Companies Inc                                                    247,599       175,462
      9,059  Torchmark Corp                                                       442,598       409,920
     34,857  Toys R Us Inc+                                                     1,267,961       758,140
      8,618  Transamerica Corp                                                    491,939       628,037
     40,162  Travelers Inc                                                      1,541,485     2,525,186
      8,182  Tribune Co                                                           450,769       500,125
      3,617  Trinova Corp                                                         108,800       103,537
      8,140  TRW Inc                                                              547,790       630,850
     19,212  Tyco International Inc                                               475,387       684,428
     19,029  U.S. Bancorp                                                         555,946       639,850
     19,407  U.S. Healthcare Inc                                                  901,821       902,426
      4,330  U.S. Life Corp                                                       116,489       129,359
     59,242  U.S. West Inc                                                      1,607,672     2,117,902
     59,242  U.S. West Media Group+                                             1,097,749     1,125,598
     26,957  Unicom Corp                                                          773,538       882,842
     20,091  Unilever NV                                                        2,299,225     2,827,808
      8,863  Union Camp Corp                                                      409,138       422,100
     17,244  Union Carbide Corp                                                   397,551       646,650
     12,836  Union Electric Co                                                    525,085       535,903
     25,796  Union Pacific Corp                                                 1,587,907     1,702,536
     21,589  Unisys Corp+                                                         243,918       121,438
     21,785  United Healthcare Corp                                             1,007,790     1,426,918
      7,108  United States Surgical                                               167,180       151,934
     15,485  United Technologies Corp                                             965,135     1,469,139
     31,013  Unocal Corp                                                          889,115       903,254
      9,187  UNUM Corp                                                            510,133       505,285
      7,516  USAir Group Inc+                                                      94,855        99,587
     14,050  USF & G Corp                                                         222,467       237,094
     24,592  UST Inc                                                              690,577       820,758
     36,093  USX - Marathon Group                                                 672,644       703,814
     10,334  USX - US Steel Group                                                 368,183       317,771
      5,211  Varity Corp+                                                         214,470       193,458

------------------------
20

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      8,059  VF Corp                                                              364,695       425,112
     45,370  Viacom Inc Class B+                                             $  1,847,239  $  2,149,404
     21,497  Wachovia Corp                                                        799,867       983,488
    288,919  Wal Mart Stores Inc                                                7,492,472     6,464,563
     30,934  Walgreen Co                                                          652,699       924,153
     16,960  Warner Lambert Co                                                  1,200,419     1,647,240
      6,064  Wells Fargo & Co                                                     797,816     1,309,824
     12,978  Wendy's International Inc                                            210,116       275,783
      6,726  Western Atlas Inc+                                                   261,586       339,663
     49,314  Westinghouse Electric Corp                                           720,947       813,681
     12,775  Westvaco Corp                                                        306,601       354,506
     25,537  Weyerhaeuser Co                                                    1,056,670     1,104,475
      9,269  Whirlpool Corp                                                       577,019       493,574
     13,127  Whitman Corp                                                         212,381       305,203
      6,952  Willamette Industries Inc                                            475,976       391,050
     12,812  Williams Co Inc                                                      377,138       562,127
     19,032  Winn-Dixie Stores Inc                                                544,971       701,805
     61,008  WMX Technologies Inc                                               1,693,437     1,822,614
     16,346  Woolworth Corp                                                       375,563       212,498
     11,326  Worthington Industries Inc                                           222,954       235,722
     14,562  Wrigley (Wm) Jr Co                                                   634,536       764,505
     13,515  Xerox Corp                                                         1,204,112     1,851,511
      3,563  Yellow Corp                                                           81,253        44,092
                                                                             ------------  ------------
             TOTAL COMMON STOCKS                                             $447,701,789  $576,728,462

                                                           ---------------------

ASSET ALLOCATION FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES - 20.57%
$13,800,000  U.S. Treasury Bonds                                  6.25 %        08/15/23   $ 14,183,806
  3,000,000  U.S. Treasury Bonds                                  6.88          08/15/25      3,384,375
 12,300,000  U.S. Treasury Bonds                                  7.13          02/15/23     14,048,888
 19,983,000  U.S. Treasury Bonds                                  7.25          05/15/16     22,818,088
  7,700,000  U.S. Treasury Bonds                                  7.25          08/15/22      8,915,152
  1,000,000  U.S. Treasury Bonds                                  7.50          11/15/24      1,201,250
  7,900,000  U.S. Treasury Bonds                                  7.63          11/15/22      9,541,715
  6,100,000  U.S. Treasury Bonds                                  7.88          02/15/21      7,508,710
 20,500,000  U.S. Treasury Bonds                                  8.00          11/15/21     25,657,001
 11,249,000  U.S. Treasury Bonds                                  8.13          08/15/19     14,145,618
  7,000,000  U.S. Treasury Bonds                                  8.13          05/15/21      8,859,375
  6,050,000  U.S. Treasury Bonds                                  8.13          08/15/21      7,664,594
 10,700,000  U.S. Treasury Bonds                                  8.50          02/15/20     13,986,890
 15,082,000  U.S. Treasury Bonds                                  8.75          05/15/17     19,950,636
 11,125,000  U.S. Treasury Bonds                                  8.75          08/15/20     14,924,866
  9,815,000  U.S. Treasury Bonds                                  8.88          02/15/19     13,241,034
  4,449,000  U.S. Treasury Bonds                                  9.00          11/15/18      6,063,146
  4,850,000  U.S. Treasury Bonds                                  9.13          05/15/18      6,664,196
  5,624,000  U.S. Treasury Bonds                                  9.25          02/15/16      7,734,749
  4,610,000  U.S. Treasury Bonds                                  9.88          11/15/15      6,674,413
                                                                                           ------------
             TOTAL U.S. TREASURY SECURITIES                                                $227,168,502
             (Cost $191,703,401)

------------------------
22

                                                           ASSET ALLOCATION FUND

                                                                YIELD
                                                                  TO           MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 27.68%
$   517,000  U.S. Treasury Bills                                  4.06 %        01/11/96   $    516,178
 14,801,000  U.S. Treasury Bills                                  4.54          01/18/96     14,763,128
194,255,000  U.S. Treasury Bills                                  4.74          02/08/96    193,167,906
  1,995,000  U.S. Treasury Bills                                  4.81          02/22/96      1,981,398
 49,067,000  U.S. Treasury Bills                                  5.03          03/07/96     48,635,505
 47,000,000  U.S. Treasury Bills                                  5.06          03/14/96     46,536,533
                                                                                           ------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $305,600,648
             (Cost $305,568,218)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $944,973,408)* (Notes 1 and 3)                    100.48%               $1,109,497,612
              Other Assets and Liabilities, Net                        (0.48)                  (5,291,729)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $1,104,205,883
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $174,956,849
Gross Unrealized Depreciation    (10,432,645)
                                ------------
NET UNREALIZED APPRECIATION     $164,524,204
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                                              23

CALIFORNIA TAX-FREE BOND FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS - 96.32%
$ 3,000,000  ABAG Finance Authority for Nonprofit Corp CA
               Stanford University Hospital                       5.50 %        11/01/13   $  2,972,040
  1,000,000  Alameda CA USD AMBAC Insured                         5.95          07/01/09      1,058,850
  1,000,000  Alameda CA USD AMBAC Insured                         6.05          07/01/11      1,062,140
  5,000,000  Alameda CA USD MBIA Insured                          5.70          12/01/14      5,099,700
  1,000,000  Alameda County CA Public Facilities Corp COP         6.25          06/01/06      1,059,690
  3,620,000  Antioch CA Public FA Water Revenue Water
               Treatment Plant Project MBIA Insured               5.63          07/01/14      3,677,739
  1,330,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured                                       6.45 (F)      09/01/06        790,592
  1,430,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured                                       6.41 (F)      09/01/07        795,895
    250,000  Bakersfield CA City School District Series D
               FGIC Insured                                       6.60          08/01/16        273,108
    120,000  Belmont CA RDFA Tax Allocation Los Costanos
               Community Development Series A                     6.00          08/01/04        127,024
    180,000  Belmont CA RDFA Tax Allocation Los Costanos
               Community Development Series A                     6.05          08/01/05        189,936
    250,000  Big Bear Lake CA Water Revenue FGIC Insured          6.25          04/01/12        267,545
  2,545,000  Bonita CA USD COP MBIA Insured                       5.63          05/01/10      2,633,337
  1,300,000  Burbank Glendale Pasadena Airport Authority CA
               Airport Revenue AMBAC Insured                      6.40          06/01/10      1,391,897
    400,000  California State DWR Central Valley Project
               Revenue Series F                                   6.00          12/01/11        407,492
  1,830,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/13      1,884,369
  1,000,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/14      1,029,710

------------------------
30

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   680,000  California State EDFA Revenue Mills College          6.70 %        09/01/05   $    760,220
     50,000  California State EDFA Revenue Pomona College         6.13          02/15/08         53,625
  4,435,000  California State EDFA Revenue St Mary's College      4.75          10/01/20      3,938,324
    750,000  California State EDFA Revenue University of San
               Diego Project                                      6.50          10/01/08        820,703
  1,000,000  California State EDFA Revenue University of San
               Francisco                                          6.30          10/01/07      1,088,970
  1,000,000  California State GO                                  4.75          09/01/11        929,320
     50,000  California State HFA Home Mortgage Revenue
               Series B FHA Collateralized                        6.90          08/01/16         51,294
    200,000  California State HFA Home Mortgage Revenue
               Series B MBIA Insured                              6.90          08/01/16        205,164
    300,000  California State HFA Home Mortgage Revenue
               Series G AMT Multiple Credit Enhancements          6.95          08/01/11        323,256
    500,000  California State HFA Home Multi Unit Rental
               Mortgage Revenue Series B-II                       6.70          08/01/15        531,215
    500,000  California State HFA Home Multi-Unit Rental
               Mortgage Revenue Series C-II AMT                   6.85          08/01/15        531,015
  1,250,000  California State HFA Multi-Unit Rental Housing
               Revenue Series A AMT                               5.50          08/01/15      1,197,613
  1,500,000  California State HFFA Revenue Kaiser Permanente
               Series A                                           6.25          03/01/21      1,573,710
  1,000,000  California State HFFA Revenue Kaiser Permanente
               Series A                                           6.50          03/01/11      1,052,890
    600,000  California State HFFA Revenue Small Insured
               Health Facilities Series A                         6.70          03/01/11        642,684
  1,000,000  California State HFFA San Diego Hospital
               Association MBIA Insured                           6.20          08/01/12      1,058,660
  1,795,000  California State HFFA Scripps Memorial Hospital
               Series A MBIA Insured                              6.25          10/01/13      1,897,369
  2,500,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.35          06/01/09      2,659,800

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,445,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.63 %        06/01/09   $  1,560,759
  1,000,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.00          12/01/12      1,050,060
  1,755,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.30          12/01/09      1,900,981
  1,500,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           5.50          10/01/14      1,504,680
  6,800,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           6.00          10/01/10      7,208,340
  1,000,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.20          01/01/11        991,550
  1,750,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/12      1,734,705
    500,000  California Statewide CDA Revenue COP Health
               Facilities Barton Memorial Hospital LOC -
               Banque Nationale de Paris                          6.40          12/01/05        537,760
  1,810,000  California Statewide CDA Revenue COP Hospital
               Cedars Sinai Medical Center                        6.50          08/01/12      1,996,394
  1,500,000  California Statewide CDA Revenue COP Sutter
               Health Obligated Group AMBAC Insured               6.00          08/15/09      1,578,360
  1,935,000  California Statewide CDA Water Revenue Series A      6.00          07/01/10      2,033,298
    200,000  Capitol Area Development Authority Sacramento
               CA Lease Revenue Series A MBIA Insured             6.50          04/01/12        217,796
    300,000  Center CA USD Series A MBIA Insured                  6.63          09/01/17        325,269

------------------------
32

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,500,000  Cerritos CA PFA Redevelopment Los Cerritos
               Redevelopment Project Revenue                      6.05 %        11/01/20   $  1,521,270
    595,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        5.80          09/01/05        620,127
    400,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/07        418,264
    735,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/08        762,945
    820,000  Chula Vista CA COP Town Centre II Package
               Project Redevelopment Agency                       6.00          09/01/10        848,060
  2,000,000  Coachella CA Water Revenue COP FSA Insured           6.10          03/01/22      2,092,740
  1,000,000  Coachella Valley CA Water District Improvement
               District 71 Storm Water District Flood
               Control                                            6.60          10/01/06      1,086,720
    985,000  Coachella Valley CA Water District Improvement
               District Seven Storm Water District Flood
               Control Project                                    6.45          10/01/05      1,069,749
  2,500,000  Concord CA RDFA Tax Allocation                       5.75          07/01/10      2,451,125
  1,500,000  Contra Costa County CA COP Public Facilities
               Merrithew Memorial Hospital Replacement            6.60          11/01/12      1,604,820
  1,000,000  Contra Costa County CA Water Treatment Revenue
               Series A FGIC Insured                              5.60          10/01/10      1,028,590
  1,045,000  Corona CA PFA Public Improvement Revenue             5.95          07/01/07      1,049,943
  1,075,000  Cotati CA Facilities Financing Authority Tax
               Allocation Series A                                5.60          09/01/12      1,040,751
  1,250,000  Cucamonga County CA Water District COP
               Refinancing Facilities FGIC Insured                6.30          09/01/12      1,338,775
     15,000  Culver City CA RDFA AMBAC Insured                    6.75          11/01/15         16,140
  5,000,000  Cupertino CA Series A AMBAC Insured                  5.75          07/01/16      5,087,800
  1,450,000  Cupertino CA Series B                                6.25          07/01/10      1,512,176
  1,045,000  Danville CA Improvement Board Sycamore Valley
               Reassessment District 93-2                         5.90          09/02/05      1,073,539

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,855,000  Duarte CA COP City of Hope National Medical
               Center                                             6.13 %        04/01/13   $  1,850,789
  4,685,000  East Bay CA MUD Wastewater Treatment System
               Revenue                                            6.00          06/01/12      4,938,740
  1,500,000  East Bay CA MUD Wastewater Treatment System
               Revenue AMBAC Insured                              6.00          06/01/09      1,592,580
  3,195,000  East Bay CA Regional Park District Series B          5.75          09/01/14      3,249,986
  1,850,000  East Bay CA Regional Park District Series B          6.38          09/01/10      1,991,192
    495,000  Eastern Municipal Water District CA Water &
               Sewer Revenue Certificates FGIC Insured            6.30          07/01/20        519,720
  5,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              5.75          07/01/19      5,104,800
  1,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              6.00          07/01/12      1,084,290
  1,045,000  Emeryville CA HFA                                    6.20          09/01/15      1,074,803
  3,000,000  Emeryville CA PFA Housing Increment Revenue
               Series A                                           6.35          05/01/10      3,147,990
  2,000,000  Escondido CA PFA Lease Revenue Escondido Civic
               Center Project Series B AMBAC Insured              6.13          09/01/11      2,205,180
  1,200,000  Escondido CA USD COP Series A                        5.90          07/01/11      1,200,216
  1,110,000  Folsom CA PFA Revenue AMBAC Insured                  6.00          10/01/12      1,168,652
  1,000,000  Foothill CA De Anza Community College Connie
               Lee Insured                                        5.25          09/01/21        957,880
  1,000,000  Foster City CA PFA                                   6.00          09/01/13      1,012,800
  1,270,000  Fremont CA USD Alameda County Series E FGIC
               Insured                                            5.90          09/01/15      1,331,684
  2,000,000  Fresno CA Joint Powers Financing Authority
               Street Light Acquisition Project Series A          5.50          08/01/12      1,961,160
  1,500,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/09      1,536,045
  1,000,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/11      1,020,140

------------------------
34

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
     50,000  Hayward CA COP Capital Improvement Projects          6.80          08/01/17         52,191
$   575,000  Huntington Beach CA PFA Revenue Bond                 6.55 %        08/01/01   $    567,462
  1,000,000  Indian Wells CA RDFA Tax Allocation Whitewater
               Project MBIA Insured                               6.00          12/01/14      1,046,440
  1,000,000  Industry CA GO MBIA Insured                          5.50          07/01/11      1,025,850
    200,000  Industry CA Urban Development Agency                 6.85          11/01/04        218,482
  1,270,000  Industry CA Urban Development Agency Tax
               Allocation MBIA Insured                            5.80          05/01/09      1,322,540
  1,000,000  Industry CA Urban Development Agency Tax
               Allocation MBIA Insured                            6.00          05/01/15      1,046,430
  1,350,000  Jackson CA COP Water System Acquisition Project      6.80          09/01/23      1,401,948
    270,000  Jamul-Dulzura CA USD                                 6.40          08/01/16        285,560
  1,185,000  La Verne CA COP Capital Improvements Projects        5.70          06/01/15      1,164,322
    500,000  Lemon Grove CA CDA Lemon Grove Redevelopment
               Project                                            6.65          08/01/06        531,560
    300,000  Long Beach CA Harbor Revenue Series A AMT            7.25          05/15/19        324,810
  1,000,000  Long Beach CA USD                                    6.20          12/01/07      1,078,010
  1,000,000  Los Angeles CA Community College District COP
               Series A CGIC Insured                              5.90          08/15/07      1,065,020
  1,750,000  Los Angeles CA DW&P Electric Plant Revenue           5.70          09/01/11      1,781,938
    200,000  Los Angeles CA DW&P Electric Plant Revenue           6.38          02/01/20        213,012
  2,000,000  Los Angeles CA DW&P Electric Plant Revenue
               Second Issue                                       5.75          08/15/11      2,039,800
  3,000,000  Los Angeles CA DW&P Waterworks Revenue               5.70          04/15/09      3,097,080
    340,000  Los Angeles CA Municipal Improvement Corp Lease
               Revenue Central Library Project Series A           6.30          06/01/16        349,370
  1,300,000  Los Angeles CA Wastewater System Revenue Series
               A MBIA Insured                                     5.70          06/01/13      1,334,489

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
    250,000  Los Angeles CA Wastewater System Revenue Series
               C                                                  7.10          06/01/18        278,225
$ 1,000,000  Los Angeles CA Wastewater System Revenue Series
               C MBIA Insured                                     5.50 %        06/01/13   $  1,008,190
  7,000,000  Los Angeles CA Wastewater System Revenue Series
               D FGIC Insured                                     5.20          11/01/21      6,825,490
  1,840,000  Los Angeles County CA COP Correctional
               Facilities Project MBIA Insured                    6.50          09/01/13      1,970,658
  1,975,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A                                           5.50          07/01/13      1,968,107
  1,370,000  Madera CA RDFA Tax Allocation Revenue CGIC
               Insured                                            5.75          09/01/11      1,417,443
  1,400,000  Martinez CA USD                                      6.00          08/01/11      1,445,528
  2,000,000  Martinez CA USD                                      6.00          08/01/12      2,050,560
    200,000  Menlo Park CA CDA Tax Allocation Las Pulgas
               Community Project AMBAC Insured                    6.70          10/01/22        219,196
  2,485,000  Merced County CA COP Construction & Equipment
               Project Lease Revenue FSA Insured                  6.00          10/01/12      2,593,768
  1,545,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   5.70          09/01/14      1,544,058
    705,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   6.30          07/01/11        746,849
    750,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   6.35          07/01/12        794,430
  1,000,000  Modesto CA Irrigation District Financing
               Authority Domestic Water Project Revenue
               Series A AMBAC Insured                             6.00          09/01/09      1,063,190
    975,000  Montclair CA RDFA Lease Revenue Series A             5.80          11/01/10      1,010,685
    100,000  Montclair CA RDFA Lease Revenue Series A             6.63          11/01/11        105,124
  2,055,000  Mountain View CA Shoreline Regional Park
               Community Tax Allocation Series A                  5.60          08/01/09      2,027,340

------------------------
36

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
    200,000  MSR Public Power Agency CA San Juan Project
               Revenue Series C BIG Insured                       6.63          07/01/13        207,664
$ 1,000,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series A AMBAC Insured       6.25 %        08/01/12   $  1,069,170
  1,230,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series B AMT AMBAC
               Insured                                            6.63          08/01/12      1,341,057
    720,000  Natomas CA USD Series A MBIA Insured                 5.75          09/01/12        744,934
    750,000  Nevada County CA Solid Waste Revenue                 6.50          10/01/06        806,978
  1,000,000  Northern California Power Agency Multiple
               Capital Facilities Revenue Series A MBIA
               Insured                                            6.50          08/01/12      1,092,200
  7,000,000  Northern California Transmission Revenue
               Transmission Project A MBIA Insured                5.50          05/01/14      7,082,320
    250,000  Northern California Transmission Revenue
               Transmission Project A MBIA Insured                6.50          05/01/16        272,445
  1,465,000  Oakland CA FGIC Insured                              6.00          06/15/12      1,545,487
    500,000  Oceanside CA Community Downtown RDFA                 6.10          09/01/18        498,715
  2,000,000  Oceanside CA Water Reuse Finance Project A
               AMBAC Insured                                      6.40          10/01/12      2,170,140
    800,000  Orange County CA Local Transportation Authority
               Sales Tax Revenue First Series Measure M           6.00          02/15/09        829,136
  1,000,000  Orange County CA RDFA Tax Allocation Northwest
               Redevelopment Project B                            5.70          10/01/17        881,870
    360,000  Orange County CA Sanitation District COP FGIC
               Insured                                            6.40          08/01/07        387,065
  1,240,000  Parlier CA RDFA Tax Allocation Series A              6.95          08/01/23      1,240,434
  1,500,000  Pinole CA RDFA Tax Allocation                        5.60          08/01/17      1,457,790
    250,000  Pleasanton CA USD Series G                           6.50          08/01/16        262,873
  3,380,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Ltd Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.80          01/01/19      3,615,924
  1,000,000  Poway CA PFA Water Services Capital Improvement
               Program AMBAC Insured                              5.50          11/01/15      1,005,580

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
  1,050,000  Redding CA Joint Powers Financing Authority
               Solid Waste Revenue Series A                       5.00          01/01/23        893,057
$ 1,325,000  Redding CA Joint Powers Financing Authority
               Wastewater Revenue Series A FGIC Insured           6.00 %        12/01/11   $  1,400,976
  1,310,000  Rialto CA RDFA Tax Allocation Series A               5.80          09/01/08      1,336,410
  4,000,000  Riverside County CA Asset Leasing Corp Revenue
               Riverside County Hospital Project A                6.38          06/01/09      4,184,240
  1,045,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/10      1,050,862
  1,000,000  Rossmoor CA Community Services District
               Improvement Board Landscaping & Assessment
               District 91-1                                      6.10          09/02/12        975,170
  1,725,000  Sacramento CA COP Public Facilities Project          6.00          07/01/12      1,764,589
      5,000  Sacramento CA Financing Authority Revenue
               Prerefunded                                        6.70          11/01/11          5,377
  2,300,000  Sacramento CA Light Rail Transportation Project      6.00          07/01/12      2,355,591
    500,000  Sacramento CA MUD Electric Revenue Series C
               FGIC Insured                                       5.75          11/15/08        523,370
  6,695,000  Sacramento CA MUD Electric Revenue Series C
               MBIA Insured                                       5.75          11/15/09      6,983,621
    200,000  Sacramento CA MUD Electric Revenue Series Y
               MBIA Insured                                       6.75          09/01/19        227,508
     50,000  Sacramento CA MUD Electric Revenue Series Z
               FGIC Insured                                       6.45          07/01/10         54,094
  1,650,000  Sacramento CA RDFA Tax Allocation Merged
               Downtown Project A MBIA Insured                    6.50          11/01/13      1,769,889
    250,000  Sacramento CA Regional Transit District COP
               Series A                                           6.38          03/01/05        270,828
  2,000,000  Sacramento County CA Airport System Revenue
               Series A AMT FGIC Insured                          6.00          07/01/12      2,074,380
    380,000  San Bernardino County CA West Valley Detention
               Center MBIA Insured                                6.50          11/01/12        413,607

------------------------
38

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   200,000  San Bernardino County CA Transportation
               Authority Sales Tax Revenue FGIC Insured           6.00 %        03/01/10   $    212,722
  4,000,000  San Buenaventura CA COP AMBAC Insured                6.00          01/01/12      4,210,760
  1,500,000  San Diego CA Community College District COP
               Financing Projects                                 5.38          12/01/14      1,428,720
  1,695,000  San Diego CA PFA Sewer Revenue FGIC Insured          5.00          05/15/15      1,637,641
     50,000  San Diego County CA COP East Mesa Detention
               Facilities Project                                 7.00          10/01/09         52,828
  4,000,000  San Diego County CA Regional Transportation
               Community Sales Tax Revenue Series A Escrowed
               to Maturity                                        6.00          04/01/08      4,338,440
  1,500,000  San Diego County CA Water Authority Water
               Revenue COP Series A                               6.40          05/01/08      1,639,980
  1,235,000  San Elijo Joint Powers Authority San Diego
               County CA Water Pollution Control Facility
               FGIC Insured                                       5.38          03/01/13      1,238,236
    300,000  San Francisco CA BART Tax Revenue FGIC Insured       6.60          07/01/12        328,215
    200,000  San Francisco CA City & County Public Utilities
               Commission Water Revenue Series A                  6.50          11/01/09        222,460
    700,000  San Francisco CA City & County RDFA Tax
               Allocation Capital Appreciation Project MBIA
               Insured                                            6.76 (F)      08/01/08        365,288
  1,000,000  San Francisco County CA RDFA                         6.50          07/01/08      1,120,570
  2,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road Revenue Capital Appreciation      4.39 (F)      01/01/10      1,525,220
  1,055,000  San Jose CA Airport Revenue AMT FGIC Insured         5.50          03/01/08      1,074,887
    500,000  San Jose CA RDFA Tax Allocation Park Center
               Project                                            7.00          10/01/04        527,795
  3,000,000  San Jose RDFA Merged Area Project MBIA Insured       5.25          08/01/16      2,951,610

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   200,000  San Juan Capistrano CA Open Space Project            6.20 %        02/01/16   $    208,292
  1,200,000  San Mateo CA Joint Powers Financing Authority
               Redevelopment Downtown & Shoreline Project A
               AMBAC Insured                                      5.50          08/01/07      1,233,744
  4,010,000  Santa Clara CA RDFA Tax Allocation Bayshore
               North Project AMBAC Insured                        5.75          07/01/14      4,121,518
  2,500,000  Santa Clara County CA COP Multiple Facilities
               Project AMBAC Insured                              6.00          05/15/12      2,618,850
  1,000,000  Santa Maria CA RDFA Town Center West Side
               Parking Facilities FSA Insured                     5.25          06/01/11        996,600
    350,000  Shasta CA Dam Area Public Utility District COP       7.25          03/01/12        374,948
  1,750,000  Shasta CA Joint Powers Financing Authority
               Lease Revenue County Courthouse Improvement
               Project Series                                     6.70          06/01/23      1,832,355
    585,000  Solana Beach CA COP City Hall Project                6.30          10/01/12        611,384
  4,720,000  South County CA Regional Wastewater Authority
               Revenue Capital Improvement FGIC Insured           5.75          08/01/10      4,901,578
    500,000  South Gate CA RDFA Tax Allocation Revenue
               Prerefunded                                        7.38          09/01/09        561,865
  1,000,000  Southern California State Public Power
               Authority                                          5.50          07/01/12      1,002,410
  1,000,000  Southern California State Rapid Transit
               District CA COP Workers Compensation MBIA
               Insured                                            6.00          07/01/10      1,054,220
  3,000,000  Southern California State Rapid Transit
               District Special Benefit Assesment District
               A1 AMBAC Insured                                   6.00          09/01/08      3,200,400
  2,000,000  Stanislaus County CA Capital Improvement
               Program Series A MBIA Insured                      5.25          05/01/14      1,981,080
    900,000  Stanislaus County CA COP Series A                    6.85          06/01/12        948,294
  2,000,000  Stanislaus County CA COP Series B AMBAC Insured      6.13          06/01/12      2,119,300

------------------------
40

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
  1,430,000  Temecula CA Community Services Recreational
               Center Project                                     7.13          10/01/12      1,544,457
$ 2,000,000  Three Valleys CA Municipal Water District
               Revenue COP FGIC Insured                           5.25 %        11/01/10   $  2,009,540
  1,000,000  Torrance CA COP AMBAC Insured                        5.50          04/01/11      1,025,190
  1,000,000  Torrance CA COP AMBAC Insured                        5.75          04/01/16      1,029,550
  1,075,000  Tri-Cities CA Municipal Water District               6.40          12/01/10      1,031,721
  2,000,000  Tulare County CA COP Public Facilities
               Corporation Series A MBIA Insured                  6.10          11/15/07      2,162,060
  1,250,000  Twentynine Palms CA Water District CA COP            7.00          08/01/17      1,319,188
  1,000,000  Union City CA Community RDFA Tax Allocation
               Revenue Community Redevelopment Project AMBAC
               Insured                                            5.65          10/01/14      1,015,880
  1,645,000  University of California Revenue Housing System
               Series A AMBAC Insured                             5.50          11/01/11      1,677,851
  6,900,000  University of California Revenue Multiple
               Purpose Project C AMBAC Insured                    5.25          09/01/11      6,906,417
  3,950,000  University of California Revenue Seismic Safety
               Project MBIA Insured                               5.50          11/01/10      4,044,168
  2,000,000  Ventura CA COP Public Facilities Corporation IV      5.75          12/01/07      2,072,300
  2,000,000  West & Central Basin CA Financing Authority
               Redevelopment AMBAC Insured                        6.13          08/01/12      2,114,160
  1,170,000  West Sacramento CA Financing Authority Revenue
               Water System Improvement Project FGIC Insured      5.50          08/01/15      1,178,822
  1,200,000  Westminster CA RDFA AMT                              6.50          08/01/10      1,235,800
  1,000,000  Whittier CA Educational Facilities Revenue
               Whittier College Connie Lee Insured                5.40          12/01/18        985,750
  1,340,000  Yolo County CA Library Special Tax Community
               Facilities                                         6.25          12/01/22      1,372,227
                                                                                           ------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $311,426,826
             (Cost $297,513,691)

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             SHORT-TERM INSTRUMENTS - 3.70%
             CALIFORNIA MUNICIPAL VARIABLE RATE SECURITIES+ - 3.52%
$   900,000  California State PCFA Southern California
               Edison V/R Series A                                5.40 %        02/28/08   $    900,000
  1,075,000  California State PCFA Stanislaus Project V/R
               AMT LOC - Swiss Bank                               6.00          12/01/17      1,075,000
  1,570,000  Irvine CA IDA Improvement Bond V/R LOC -
               National Westminster Bank Plc                      5.80          09/02/15      1,570,000
    400,000  Irvine Ranch CA Water District V/R LOC -
               Sumitomo Bank Ltd                                  5.90          10/01/10        400,000
    900,000  Los Angeles County CA IDA Lee & Macho Realty
               Partnership V/R LOC - Dai-Ichi Kangyo Bank
               Ltd                                                6.25          12/01/05        900,000
  1,000,000  Los Angeles County CA IDA Walter & Howard V/R
               AMT LOC - Dai-Ichi Kangyo Bank Ltd                 6.25          12/01/06      1,000,000
  1,534,000  Orange County CA Improvement Bond V/R Multiple
               LOC's                                              6.50          09/02/18      1,534,000
  3,000,000  Orange County CA Office & Courthouse Projects
               V/R LOC - Dai-Ichi Kangyo Bank                     5.90          12/01/15      3,000,000
  1,000,000  Orange County CA Sanitation District V/R LOC -
               National Westminster Bank Plc                      5.90          08/01/15      1,000,000
                                                                                           ------------
                                                                                           $ 11,379,000

             MONEY MARKET FUNDS - 0.18%
$   550,520  Arbor Fund CA Tax-Exempt Portfolio                                            $    550,520
     27,624  Nuveen Institutional CA Tax-Exempt Fund                                             27,624
                                                                                           ------------
                                                                                           $    578,144
             TOTAL SHORT-TERM INSTRUMENTS                                                  $ 11,957,144
             (Cost $11,957,144)

-------------------------------------------------------------------------------------------------------

+ THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES
  THE REMAINING MATURITY.

------------------------
42

                                                   CALIFORNIA TAX-FREE BOND FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $309,470,835)* (Notes 1 and 3)                    100.02%               $ 323,383,970
              Other Assets and Liabilities, Net                        (0.02)                     (51,016)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 323,332,954
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 14,284,975
Gross Unrealized Depreciation       (371,840)
                                ------------
NET UNREALIZED APPRECIATION     $ 13,913,135
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                                              43

CALIFORNIA TAX-FREE INCOME FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS - 94.69%
$   500,000  ABAG Finance Authority for Nonprofit Corp CA
               Stanford University Hospital                       4.30 %        11/01/99   $    492,185
  1,700,000  Anaheim CA Electric Revenue                          4.75          10/01/01      1,725,075
  2,425,000  California State DWR Central Valley Project
               Revenue                                            8.50          12/01/98      2,720,947
  4,625,000  California State DWR Central Valley Project
               Revenue Series H Prerefunded                       6.90          12/01/25      5,180,278
  1,500,000  California State DWR Central Valley Project
               Revenue Series H Prerefunded                       8.50          12/01/02      1,858,095
  2,000,000  California State DWR Central Valley Project
               Revenue Series L                                   8.00          12/01/01      2,376,220
    500,000  California State HFFA Kaiser Permanente Series
               A                                                  6.50          10/01/96        509,555
  1,750,000  California State HFFA Revenue Childrens
               Hospital Los Angeles Series A Prerefunded          7.13          06/01/21      2,009,438
  2,135,000  California State Maritime Infrastructure
               Authority Port of San Diego Revenue AMBAC
               Insured                                            5.00          11/01/02      2,172,960
    500,000  California State Public Works Board High
               Technology Facilities Lease Revenue
               Department of Correction                           7.10          11/01/97        521,050
    250,000  California State Veterans Bonds                      8.10          10/01/98        275,793
  1,500,000  California Statewide CDA Revenue COP Saint
               Joseph Health System                               4.30          07/01/98      1,495,080
    200,000  California Statewide CDA Revenue COP Sutter
               Health Obligated Group AMBAC Insured               5.00          08/15/98        204,558
    250,000  Carlsbad CA USD COP Phase III                        6.70          11/01/99        268,473
    305,000  Culver City CA RDFA Escrowed to Maturity             6.70          11/01/98        326,347
    195,000  Culver City CA RDFA Revenue Series A AMBAC
               Insured                                            6.70          11/01/98        208,272
    750,000  Cupertino CA Series A                                4.50          01/01/98        748,725

------------------------
50

                                                 CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,700,000  Desert Sands CA USD Capital Appreciation Series
               E FSA Insured                                      5.34 %(F)     03/01/04   $  1,141,363
  2,000,000  Desert Sands CA USD COP Series C                     4.30          08/01/98      1,980,380
  5,000,000  East Bay CA MUD Water System Revenue MBIA
               Insured                                            7.50          06/01/18      5,740,700
    500,000  Emeryville CA PFA Housing Increment Revenue
               Series A                                           5.40          05/01/98        507,585
    600,000  Encinitas CA USD COP Measure B Capital Projects      4.38          09/01/98        598,998
  1,350,000  Foothill CA De Anza Community College
               Prerefunded                                        8.25          07/01/98      1,518,021
    820,000  Foster City CA PFA                                   4.70          09/01/98        820,558
    685,000  Foster City CA PFA                                   5.40          09/01/01        705,276
  1,700,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.00          12/01/01      1,753,040
    500,000  Imperial Irrigation District CA Electrical
               System Project                                     5.75          05/01/98        516,175
    255,000  Industry CA GO FGIC Insured                          8.00          07/01/99        286,429
    500,000  Industry CA GO MBIA Insured                          8.00          07/01/99        561,625
    500,000  Lake Arrowhead CA Community Services FGIC
               Insured                                            5.30          06/01/97        509,345
    100,000  Las Virgenes CA MUD Capital Improvement Project
               MBIA Insured                                       9.00          11/01/99        116,327
  1,320,000  Long Beach CA Harbor Revenue AMT Series A            4.50          05/15/97      1,325,834
    480,000  Long Beach CA Harbor Revenue Series A                7.00          05/15/97        500,458
    500,000  Los Angeles CA Community RDFA Central Business
               District Project Series G                          6.20          07/01/97        509,525
  2,500,000  Los Angeles CA DWP Electrical Plant Revenue          6.63          10/01/31      2,801,550
  2,000,000  Los Angeles CA DWP Electrical Plant Revenue          6.75          04/01/32      2,252,600
    725,000  Los Angeles CA Judgement Obligation Bonds
               Series A                                           4.70          08/01/98        735,679
  1,300,000  Los Angeles CA Waste Water System Revenue
               Series A MBIA Insured                              8.50          06/01/03      1,616,316

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Los Angeles CA Waste Water System Revenue
               Series D Prerefunded                               6.70 %        12/01/21   $  1,126,100
    100,000  Los Angeles County CA Capital Asset Leasing
               Corp Leasehold Revenue AMBAC Insured               4.70          12/01/97        101,417
    300,000  Los Angeles County CA Transportation Commission
               Sales Tax Revenue Series A                         6.10          07/01/99        319,032
    500,000  Milpitas CA RDFA Tax Allocation Project Number
               One MBIA Insured                                   4.20          01/15/96        500,043
    500,000  Morgan Hill CA RDFA Tax Allocation Ojo De Agua
               Community Development Project                      5.60          03/01/00        510,830
    305,000  Mountain View CA Shoreline Regional Park
               Community Tax Allocation Series A                  4.25          08/01/97        302,383
  1,000,000  Riverside County CA Asset Leasing Corp Revenue
               Riverside County Hospital Project Series A
               Prerefunded                                        7.40          06/01/14      1,119,630
  1,000,000  Riverside County CA Transportation Sales Tax
               Revenue Series A                                   6.40          06/01/99      1,072,140
    300,000  Sacramento CA Light Rail Transportation Project      6.30          07/01/00        322,119
    485,000  Sacramento CA MUD Electric Revenue Series D          4.30          11/15/97        487,391
  2,000,000  Sacramento CA MUD Revenue Series D FSA Insured       4.90          11/15/01      2,051,700
  2,275,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A FGIC
               Insured                                            5.25          04/01/02      2,367,706
  1,000,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A FGIC
               Insured                                            6.25          04/01/02      1,094,680
  1,000,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A
               Prerefunded                                        7.38          04/01/06      1,114,290
    600,000  San Francisco CA City & County Airport Revenue
               Second Series Issue One MBIA Insured               6.35          05/01/98        629,904

------------------------
52

                                                 CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  San Francisco CA City & County RDFA Lease
               Revenue George R Moscone Center AMBAC Insured      6.20 %        10/01/00   $  1,088,380
    200,000  San Jose CA Airport Revenue MBIA Insured             5.00          03/01/99        204,556
    500,000  San Jose CA Financing Authority Revenue
               Convention Center Series C                         5.75          09/01/97        510,085
  2,750,000  San Jose CA RDFA MBIA Insured                        4.20          08/01/98      2,758,580
  1,100,000  Southern California State Public Power
               Authority                                          6.75          07/01/00      1,210,517
  1,155,000  Stanislaus County CA Capital Improvement
               Program Series A MBIA Insured                      4.90          05/01/05      1,160,348
    520,000  Templeton CA USD COP Measure C Capital Projects
               Series A Phase III                                 4.00          03/01/98        512,372
  1,245,000  University of California at Los Angeles Central
               Chiller - Cogeneration Facilties                  10.75          11/01/98      1,448,742
  1,000,000  University of California Multiple Projects
               Revenue Series A MBIA Insured                      6.00          09/01/02      1,088,950
  1,000,000  West Basin CA Municipal Water District COP
               Prerefunded                                        7.00          08/01/11      1,131,930
                                                                                           ------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $ 73,824,660
             (Cost $73,091,691)

             SHORT-TERM INSTRUMENTS - 7.49%
             CALIFORNIA MUNICIPAL VARIABLE RATE SECURITIES + - 7.18%
$ 1,600,000  California State HFFA Catholic Healthcare
               Series C V/R                                       4.85 %        07/01/20   $  1,600,000
    800,000  California Statewide CDA Sutter Health Group
               V/R AMBAC Insured                                  5.90          07/01/15        800,000
  3,220,000  Los Angeles CA Department of General Services
               Lease Revenue Series A V/R                         4.50          05/01/00      3,197,041
                                                                                           ------------
                                                                                           $  5,597,041

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

             SHORT-TERM INSTRUMENTS (CONTINUED)
             MONEY MARKET FUNDS - 0.31%
      6,000  Arbor Fund CA Tax-Exempt Portfolio                                            $      6,000
    238,000  Dreyfus General CA Municipal Money Market Fund                                     238,000
                                                                                           ------------
                                                                                           $    244,000
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  5,841,041
             (Cost $5,845,045)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $78,936,736)* (Notes 1 and 3)                     102.18%               $  79,665,701
              Other Assets and Liabilities, Net                        (2.18)                  (1,700,265)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $  77,965,436
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
 + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    766,675
Gross Unrealized Depreciation        (37,710)
                                ------------
NET UNREALIZED APPRECIATION     $    728,965
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
54

CORPORATE STOCK FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS - 100.01%
     56,358  Abbott Laboratories                                             $  1,019,272  $  2,352,947
      7,387  Advanced Micro Devices+                                              154,088       121,886
      8,110  Aetna Life & Casualty Co                                             452,260       561,618
      8,323  Ahmanson (H F) & Co                                                  161,858       220,560
      7,992  Air Products & Chemicals Inc                                         210,794       421,578
     35,263  Airtouch Communications+                                             552,077       996,180
      1,984  Alberto-Culver Co Class B                                             35,915        68,200
     18,088  Albertson's Inc                                                      211,803       594,643
     16,030  Alcan Aluminium Ltd                                                  301,253       498,934
      8,044  Alco Standard Corp                                                   151,411       367,008
      3,100  Alexander & Alexander Services                                        80,993        58,900
      4,550  Allergan Inc                                                         119,123       147,875
     20,178  Allied Signal Inc                                                    462,851       958,455
     31,956  Allstate Corp                                                        676,976     1,314,191
     13,490  Alltel Corp                                                          415,986       397,955
     12,694  Aluminum Co of America                                               356,664       671,195
      5,903  ALZA Corp+                                                           161,631       146,099
      8,360  Amdahl Corp+                                                         128,909        71,060
      6,653  Amerada Hess Corp                                                    257,068       352,609
     12,958  American Brands Inc                                                  385,882       578,251
     13,282  American Electric Power Inc                                          384,577       537,921
     34,672  American Express Corp                                                927,497     1,434,554
     14,546  American General Corp                                                298,219       507,292
      5,350  American Greetings Corp Class A                                       98,940       147,794
     22,291  American Home Products Corp                                        1,141,387     2,162,227
     33,845  American International Group Inc                                   1,071,403     3,130,663
     10,540  American Stores Co                                                   180,282       281,945
     39,552  Ameritech Corp                                                     1,037,070     2,333,568
     19,000  Amgen Inc+                                                           678,695     1,128,125
     35,390  Amoco Corp                                                         1,526,829     2,543,656
     15,495  AMP Inc                                                              418,083       594,621
      5,448  AMR Corp+                                                            331,765       404,514
      2,760  Andrew Corp+                                                          15,529       105,570
     18,136  Anheuser-Busch Inc                                                   692,334     1,212,845

------------------------
62

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      8,670  Apple Computer Inc                                              $    331,781  $    276,356
     12,752  Applied Materials Inc+                                               350,210       502,110
     37,779  Archer-Daniels-Midland Co                                            330,454       680,022
      7,463  Armco Inc+                                                            66,438        43,845
      2,677  Armstrong World Industries Inc                                        93,290       165,974
      3,037  ASARCO Inc                                                            76,480        97,184
      4,550  Ashland Inc                                                          164,508       159,819
    113,496  AT & T Corp                                                        4,052,159     7,348,866
     11,420  Atlantic Richfield Corp                                            1,019,258     1,264,765
      3,300  Autodesk Inc                                                          65,101       113,025
     10,254  Automatic Data Processing                                            313,790       761,360
      3,800  Avery Dennison Corp                                                   82,180       190,475
      4,854  Avon Products Inc                                                    183,974       365,870
     10,071  Baker Hughes Inc                                                     207,297       245,481
      2,191  Ball Corp                                                             71,009        60,253
      3,385  Bally Entertainment Corp+                                             43,632        47,390
     10,485  Baltimore Gas & Electric Co                                          219,872       298,823
     28,081  Banc One Corp                                                        795,966     1,060,058
      7,960  Bank of Boston Corp                                                  202,615       368,150
     14,287  Bank of New York Inc                                                 490,870       696,491
     26,406  BankAmerica Corp                                                     898,775     1,709,789
      5,617  Bankers Trust N Y Corp                                               286,700       373,531
      4,012  Bard (C R) Inc                                                        87,964       129,387
      6,911  Barnett Banks Inc                                                    256,537       407,749
     25,157  Barrick Gold Corp                                                    749,891       663,516
      4,068  Bausch & Lomb Inc                                                    121,023       161,195
     19,750  Baxter International Inc                                             452,829       827,031
      4,708  Becton Dickinson & Co                                                150,283       353,100
     31,178  Bell Atlantic Corp                                                 1,253,311     2,085,029
     70,808  BellSouth Corp                                                     1,574,069     3,080,148
      3,744  Bemis Co Inc                                                          45,267        95,940
      3,806  Beneficial Corp                                                      111,226       177,455
      8,021  Bethlehem Steel Corp+                                                126,357       112,294
      7,019  Beverly Enterprises+                                                  87,648        74,577
      8,250  Biomet Inc+                                                           77,285       147,469
      6,076  Black & Decker Corp                                                  127,371       214,179
      7,494  Block (H & R) Inc                                                    148,496       303,507

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      9,253  Boatmen's Bancshares Inc                                        $    228,787  $    378,216
     24,469  Boeing Co                                                            775,030     1,917,758
      3,354  Boise Cascade Corp                                                   123,938       116,132
     11,545  Boston Scientific Corp+                                              257,895       565,705
      2,152  Briggs & Stratton Corp                                                39,965        93,343
     36,149  Bristol-Myers Squibb Co                                            1,796,725     3,104,295
      1,235  Brown Group Inc                                                       43,098        17,599
      4,958  Brown-Forman Corp Class B                                            101,898       180,967
     15,158  Browning-Ferris Industries Inc                                       418,278       447,161
      6,869  Brunswick Corp                                                       125,775       164,856
     10,108  Burlington Northern Santa Fe                                         338,327       788,424
      9,048  Burlington Resources Inc                                             411,872       355,134
      5,121  Cabletron Systems Inc+                                               271,260       414,801
     17,814  Campbell Soup Co                                                     406,188     1,068,840
     11,000  Capital Cities/ABC Inc                                               429,991     1,357,125
     11,100  Carolina Power & Light Co                                            255,154       382,950
     14,206  Caterpillar Inc                                                      369,517       834,603
      1,954  Centex Corp                                                           36,082        67,902
     13,642  Central & South West Corp                                            262,160       380,271
      4,696  Ceridian Corp+                                                       128,311       193,710
      6,898  Champion International Corp                                          229,985       289,716
      7,406  Charming Shoppes Inc                                                  93,828        21,292
     12,767  Chase Manhattan Corp                                                 416,198       773,999
     17,903  Chemical Banking Corp Class A                                        625,135     1,051,801
     46,546  Chevron Corp                                                       1,414,541     2,443,665
     27,310  Chrysler Corp                                                        830,677     1,512,291
      6,174  Chubb Corp                                                           295,018       597,335
      5,449  CIGNA Corp                                                           337,042       562,609
      2,392  Cincinnati Milacron Inc                                               52,931        62,790
     11,171  Cinergy Corp                                                         231,638       342,112
      6,900  Circuit City Stores Inc                                               97,524       190,613
     19,564  Cisco Systems Inc+                                                   673,812     1,459,964
     30,289  Citicorp                                                             893,266     2,036,935
      3,786  Clorox Co                                                            131,897       271,172
      7,482  Coastal Corp                                                         182,229       278,705
     89,476  Coca-Cola Co                                                       1,708,278     6,643,593
     10,373  Colgate-Palmolive Co                                                 364,316       728,703

------------------------
64

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,598  Columbia Gas System Inc+                                        $    148,849  $    157,862
     31,700  Columbia HCA Healthcare Corp                                       1,134,596     1,608,775
     17,114  Comcast Corp Class A                                                 379,878       311,261
      8,155  Comerica Inc                                                         304,945       327,219
      3,150  Community Psychiatric Centers+                                        76,507        38,588
     18,935  Compaq Computer Corp+                                                267,576       908,880
     17,209  Computer Associates International Inc                                193,044       978,762
      4,014  Computer Sciences Corp+                                               91,549       281,984
     16,945  ConAgra Inc                                                          350,760       698,981
      5,550  Conrail Inc                                                          142,809       388,500
     16,764  Consolidated Edison Co                                               407,377       536,448
      3,138  Consolidated Freightways                                              88,140        83,157
      6,699  Consolidated Natural Gas Co                                          265,519       303,967
      7,644  Cooper Industries Inc                                                276,751       280,917
      5,950  Cooper Tire & Rubber Co                                               72,873       146,519
      2,759  Coors (Adolph) Co Class B                                             56,820        61,043
      9,965  CoreStates Financial Corp                                            206,601       377,424
     16,372  Corning Inc                                                          386,198       523,904
     10,428  CPC International Inc                                                309,252       715,622
      2,144  Crane Co                                                              38,873        79,060
      1,836  Cray Research Inc+                                                   134,420        45,441
      6,472  Crown Cork & Seal Co+                                                127,430       270,206
     14,910  CSX Corp                                                             309,171       680,269
     12,746  CUC International Inc+                                               338,325       434,957
      2,884  Cummins Engine Co Inc                                                 98,104       106,708
      6,593  Cyprus Amax Minerals                                                 173,694       172,242
      7,200  Dana Corp                                                            146,761       210,600
     11,302  Darden Restaurants Inc+                                               72,235       134,211
      2,740  Data General Corp+                                                    66,697        37,675
      5,114  Dayton-Hudson Corp                                                   280,430       383,550
     12,083  Dean Witter Discover & Co                                            397,840       567,901
     18,691  Deere & Co                                                           284,093       658,858
      3,684  Delta Air Lines Inc                                                  222,492       272,156
      5,896  Deluxe Corp                                                          209,338       170,984
     10,452  Detroit Edison Co                                                    229,898       360,594
      6,700  Dial Corp                                                            108,225       198,488
     10,765  Digital Equipment Corp+                                            1,085,356       690,306

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      8,018  Dillard Department Stores Inc Class A                           $    179,702  $    228,513
     37,266  Disney (Walt) Co                                                     880,730     2,198,694
     12,340  Dominion Resources Inc                                               389,741       509,025
     10,954  Donnelley (R R) & Sons Co                                            234,445       431,314
      8,104  Dover Corp                                                           131,237       298,835
     18,632  Dow Chemical Co                                                      983,692     1,311,227
      6,895  Dow Jones & Co Inc                                                   269,269       274,938
     13,039  Dresser Industries Inc                                               222,584       317,826
      8,182  DSC Communications Corp+                                              82,307       301,711
     14,646  Duke Power Co                                                        377,226       693,854
     12,032  Dun & Bradstreet Corp                                                652,720       779,072
     39,611  DuPont (E I) de Nemours                                            1,609,310     2,767,819
      1,464  Eastern Enterprises                                                   40,702        51,606
      5,806  Eastman Chemical Co                                                  235,283       363,601
     24,376  Eastman Kodak Co                                                     935,439     1,633,192
      5,588  Eaton Corp                                                           183,540       299,657
      4,271  Echlin Inc                                                            79,858       155,892
      9,000  Echo Bay Mines Ltd                                                   126,691        93,375
      4,600  Ecolab Inc                                                            67,006       138,000
      3,726  EG & G Inc                                                            70,052        90,356
     16,032  Emerson Electric Co                                                  662,939     1,310,616
     10,172  Engelhard Corp                                                        83,436       221,241
     17,932  Enron Corp                                                           284,041       683,658
      4,829  Enserch Corp                                                          97,628        78,471
     16,184  Entergy Corp                                                         361,559       473,382
     88,536  Exxon Corp                                                         4,121,743     7,093,947
      3,978  Federal Express Corp+                                                236,356       293,875
     12,850  Federal Home Loan Mortgage Corp                                      591,618     1,072,975
     19,500  Federal National Mortgage Assoc                                      698,584     2,420,438
      3,360  Federal Paper Board Co                                                79,931       174,300
     14,353  Federated Department Stores Inc+                                     389,766       394,708
      9,301  First Bank System Inc                                                482,553       461,562
     22,894  First Chicago NBD Corp                                               496,485       904,313
     15,913  First Data Corp                                                      901,611     1,064,182
      5,800  First Fidelity Bancorp                                               220,301       437,175
      5,415  First Interstate Bancorp                                             282,645       739,148
     12,200  First Union Corp                                                     407,490       678,625

------------------------
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
                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     17,495  Fleet Financial Group Inc                                       $    472,581  $    712,921
      3,246  Fleetwood Enterprises Inc                                             49,764        83,585
      2,650  Fleming Co Inc                                                        79,714        54,656
      5,926  Fluor Corp                                                           155,829       391,116
      2,567  FMC Corp+                                                             83,844       173,593
     76,601  Ford Motor Co                                                      1,644,168     2,221,429
      2,832  Foster Wheeler Corp                                                   62,998       120,360
     13,137  FPL Group Inc                                                        430,023       609,228
     14,519  Freeport McMoRan Copper & Gold Inc Class B                           395,517       408,347
      5,419  Fruit of the Loom Inc Class A+                                       146,408       132,088
      9,949  Gannett Co Inc                                                       443,537       610,620
     10,292  Gap Inc                                                              197,788       432,264
      4,528  General Dynamics Corp                                                 99,320       267,718
    119,178  General Electric Co                                                3,591,586     8,580,816
     11,302  General Mills Inc                                                    338,306       652,691
     53,332  General Motors Corp                                                2,192,469     2,819,930
      8,527  General Public Utilities                                             256,591       289,918
      5,900  General Re Corp                                                      406,020       914,500
      3,368  General Signal Corp                                                   91,071       109,039
      8,787  Genuine Parts Co                                                     228,861       360,267
      6,535  Georgia-Pacific Corp                                                 314,323       448,464
      4,200  Giant Food Inc Class A                                                93,509       132,300
      2,450  Giddings & Lewis Inc                                                  54,550        40,425
     31,608  Gillette Co                                                          445,193     1,647,567
      4,150  Golden West Financial                                                103,436       229,288
      1,866  Goodrich (B F) Co                                                     88,994       127,121
     10,876  Goodyear Tire & Rubber Co                                            302,350       493,499
      6,930  Grace (W R) & Co                                                     232,839       409,736
      3,592  Grainger (W W) Inc                                                   111,419       237,970
      2,743  Great Atlantic & Pacific Tea Co                                       98,636        63,089
      4,600  Great Lakes Chemical Corp                                            252,986       331,200
      9,688  Great Western Financial Corp                                         182,775       247,044
     69,031  GTE Corp                                                           1,882,283     3,037,364
      8,129  Halliburton Co                                                       276,378       411,531
      2,479  Handleman Co                                                          34,781        14,254
      5,226  Harcourt General Inc                                                 122,772       218,839
      2,200  Harland (John H) Co                                                   53,487        45,925

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,466  Harnischfeger Industries Inc                                    $     83,563  $    115,245
      7,312  Harrah's Entertainment Inc+                                           48,539       177,316
      2,758  Harris Corp                                                           91,518       150,656
      6,255  Hasbro Inc                                                           112,513       193,905
     26,289  Heinz (H J) Co                                                       489,847       870,823
      1,800  Helmerich & Payne Inc                                                 44,183        53,550
      7,906  Hercules Inc                                                         140,981       445,701
      5,561  Hershey Foods Corp                                                   172,881       361,465
     36,546  Hewlett Packard Co                                                 1,057,609     3,060,728
      3,402  Hilton Hotels Corp                                                   162,106       209,223
     34,040  Home Depot Inc                                                       619,527     1,629,665
      9,890  Homestake Mining Co                                                  151,498       154,531
      9,004  Honeywell Inc                                                        198,444       437,820
      7,000  Household International Inc                                          185,267       413,875
     18,788  Houston Industries Inc                                               333,674       455,609
     11,528  Humana Inc+                                                          322,811       315,579
      8,414  Illinois Tool Works Inc                                              198,387       496,426
      8,481  Inco Ltd                                                             178,238       281,993
      7,734  Ingersoll-Rand Co                                                    160,944       271,657
      3,500  Inland Steel Industries Inc                                           96,637        87,938
     58,760  Intel Corp                                                           680,095     3,334,630
      3,198  Intergraph Corp+                                                      73,412        50,369
     40,613  International Business Machines Corp                               5,130,767     3,726,243
      7,963  International Flavors & Fragrances                                   161,463       382,224
     18,128  International Paper Co                                               495,014       686,598
      5,600  Interpublic Group Cos Inc                                            189,770       242,900
      8,269  ITT Corp+                                                            208,454       438,257
      8,269  ITT Hartford Group Inc+                                              201,780       400,013
      8,269  ITT Industries Inc                                                    89,851       198,456
      5,908  James River Corp                                                     172,950       142,531
      5,103  Jefferson-Pilot Corp                                                  93,862       237,290
     46,153  Johnson & Johnson                                                  1,332,990     3,951,851
      2,917  Johnson Controls Inc                                                  99,990       200,544
      2,800  Jostens Inc                                                           72,725        67,900
     32,860  K Mart Corp                                                          636,999       238,235
      2,327  Kaufman & Broad Home Corp                                             29,501        34,614
     15,535  Kellogg Co                                                           553,437     1,200,079

------------------------
68

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,683  Kerr-McGee Corp                                                 $    144,363  $    233,871
     16,872  KeyCorp                                                              537,380       611,610
     19,894  Kimberly-Clark Corp                                                  594,554     1,646,229
      2,600  King World Productions+                                               57,536       101,075
      3,538  Knight-Ridder Inc                                                    185,887       221,125
      8,770  Kroger Co+                                                           128,075       328,875
     20,964  Laidlaw Inc Class B                                                  185,377       214,881
     39,374  Lilly (Eli) & Co                                                   1,077,114     2,214,788
     25,430  Limited Inc                                                          528,042       441,846
      7,380  Lincoln National Corp                                                230,273       396,675
      5,292  Liz Claiborne Inc                                                    158,200       146,853
     14,317  Lockheed Martin Corp                                                 471,919     1,131,043
      8,426  Loews Corp                                                           466,153       660,388
      1,495  Longs Drug Stores Corp                                                52,580        71,573
     12,268  Loral Corp                                                           135,128       433,981
      2,353  Louisiana Land & Exploration Co                                       87,828       100,885
      7,712  Louisiana-Pacific Corp                                               113,173       187,016
     11,410  Lowe's Co Inc                                                        124,060       382,235
      9,102  LSI Logic Corp+                                                      331,229       298,091
      1,634  Luby's Cafeterias Inc                                                 31,203        36,357
      5,454  Mallinckrodt Group Inc                                               108,953       198,389
      4,401  Manor Care Inc                                                        66,875       154,035
      8,904  Marriott International                                               223,705       340,578
      5,250  Marsh & McLennan Companies Inc                                       382,622       465,938
     11,486  Masco Corp                                                           343,213       360,373
     15,801  Mattel Inc                                                           191,841       485,881
     17,810  May Co Department Stores Co                                          420,711       752,473
      7,668  Maytag Corp                                                          166,796       155,277
     10,550  MBNA Corp                                                            138,895       389,031
      3,834  McDermott International Inc                                           91,708        84,348
     49,466  McDonald's Corp                                                      771,300     2,232,153
      8,063  McDonnell Douglas Corp                                               193,424       741,796
      3,608  McGraw-Hill Inc                                                      231,461       314,347
     48,342  MCI Communications                                                   655,037     1,262,935
      3,859  Mead Corp                                                            129,578       201,633
     16,504  Medtronic Inc                                                        174,523       922,161
     10,088  Mellon Bank Corp                                                     326,271       542,230

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      7,524  Melville Corp                                                   $    290,217  $    231,363
      2,662  Mercantile Stores Co Inc                                             109,958       123,118
     88,137  Merck & Co Inc                                                     2,291,967     5,795,008
      1,996  Meredith Corp                                                         34,497        83,583
     12,513  Merrill Lynch & Co Inc                                               276,545       638,163
     14,694  Micron Technology Inc                                                274,546       582,250
     42,255  Microsoft Corp+                                                    2,345,122     3,707,876
      3,200  Millipore Corp                                                        60,361       131,600
     29,913  Minnesota Mining & Manufacturing Co                                1,103,938     1,981,736
     28,240  Mobil Corp                                                         1,484,159     3,162,880
      8,178  Monsanto Co                                                          394,209     1,001,805
      7,100  Moore Corp Ltd                                                       173,870       132,238
     13,428  Morgan (J P) & Co Inc                                                647,091     1,077,597
      5,574  Morgan Stanley Group                                                 553,530       449,404
     10,556  Morton International Inc                                             160,122       378,697
     42,072  Motorola Inc                                                         862,897     2,398,104
        595  NACCO Industries Inc Class A                                          22,972        33,023
      4,850  Nalco Chemical Co                                                    132,131       146,106
     10,437  National City Corp                                                   291,132       345,726
      8,801  National Semiconductor+                                              114,894       195,822
      3,427  National Service Industries Inc                                       85,887       110,949
     19,326  NationsBank                                                          713,060     1,345,573
      5,397  Navistar International Corp+                                         176,884        56,669
      6,953  New York Times Co Class A                                            216,481       205,983
     11,300  Newell Co                                                            176,199       292,388
      6,682  Newmont Mining Corp                                                  155,402       302,361
     10,267  Niagara Mohawk Power Corp                                            178,464        98,820
      3,600  NICOR Inc                                                             74,500        99,000
     10,200  Nike Inc Class B                                                     146,360       710,175
      8,800  NorAm Energy Corp                                                    166,878        78,100
      5,850  Nordstrom Inc                                                        181,670       236,925
      9,355  Norfolk Southern Corp                                                370,715       742,553
      4,833  Northern States Power Co                                             172,773       237,421
     18,087  Northern Telecom Ltd                                                 461,858       777,741
      3,520  Northrop Grumman Corp                                                132,591       225,280
     25,158  Norwest Corp                                                         411,900       830,214
     26,268  Novell Inc+                                                          639,937       374,319

------------------------
70

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,226  Nucor Corp                                                      $    107,353  $    355,660
     30,520  NYNEX Corp                                                         1,082,039     1,648,080
     22,676  Occidental Petroleum Corp                                            634,817       484,700
      3,450  Ogden Corp                                                            86,269        73,744
     10,860  Ohio Edison Co                                                       223,107       255,210
      1,960  ONEOK Inc                                                             32,832        44,835
     31,000  Oracle Systems Corp+                                                 237,393     1,313,625
      7,472  Oryx Energy Co+                                                      198,205        99,938
      1,429  Outboard Marine Corp                                                  41,404        29,116
      3,593  Owens Corning Fiberglass+                                             88,704       161,236
      2,785  PACCAR Inc                                                            92,334       117,318
      5,993  Pacific Enterprises                                                  248,508       169,302
     30,248  Pacific Gas & Electric Co                                            741,154       858,287
     30,572  Pacific Telesis Group                                                611,272     1,027,984
     20,250  PacifiCorp                                                           386,685       430,313
      8,150  Pall Corp                                                             94,211       219,031
     10,712  Panhandle Eastern Corp                                               251,153       298,597
      5,203  Parker Hannifin Corp                                                 111,470       178,203
     15,818  PECO Energy Co                                                       349,094       476,517
     16,138  Penney (J C) Co Inc                                                  445,029       768,572
      3,267  Pennzoil Co                                                          221,042       138,031
      2,494  Peoples Energy Corp                                                   57,576        79,185
      4,400  Pep Boys-Manny Moe & Jack                                             73,331       112,750
     56,214  Pepsico Inc                                                        1,097,358     3,140,957
      2,971  Perkin-Elmer Corp                                                     98,164       112,155
     45,260  Pfizer Inc                                                         1,017,588     2,851,380
     35,967  Pharmacia and Upjohn Inc+                                          1,108,654     1,393,721
      4,920  Phelps Dodge Corp                                                    135,192       306,270
     59,951  Philip Morris Co Inc                                               2,229,602     5,425,566
     18,619  Phillips Petroleum Co                                                361,032       635,373
      6,028  Pioneer Hi Bred International Inc                                    224,365       335,308
     10,776  Pitney Bowes Inc                                                     258,496       506,472
      2,983  Pittston Services Group                                               41,210        93,592
     17,063  Placer Dome Inc                                                      260,343       411,645
     16,400  PNC Bank Corp                                                        376,773       528,900
      3,209  Polaroid Corp                                                        111,008       152,026
      2,071  Potlatch Corp                                                         73,527        82,840

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     11,276  PP & L Resources Inc                                            $    292,194  $    281,900
     13,970  PPG Industries Inc                                                   326,229       639,128
      9,929  Praxair Inc                                                          151,743       333,863
      4,500  Premark International Inc                                             87,651       227,813
     13,884  Price/Costco Inc+                                                    269,412       211,731
     48,906  Procter & Gamble Co                                                1,503,274     4,059,198
      6,740  Providian Corp                                                       155,865       274,655
     17,371  Public Services Enterprise Group                                     466,516       531,987
      1,938  Pulte Corp                                                            31,111        65,165
      9,580  Quaker Oats Co                                                       227,504       330,510
      7,570  Ralston-Purina Group                                                 279,715       472,179
      3,100  Raychem Corp                                                         130,918       176,313
     17,376  Raytheon Co                                                          347,831       821,016
      5,628  Reebok International Ltd                                             119,204       158,991
      4,036  Republic New York Corp                                               236,772       250,737
      4,520  Reynolds Metals Co                                                   200,689       255,945
      5,938  Rite Aid Corp                                                        111,483       203,377
      2,744  Roadway Services Inc                                                 129,310       134,113
     15,474  Rockwell International Corp                                          406,766       818,188
      4,809  Rohm & Haas Co                                                       200,455       309,579
      6,139  Rowan Co Inc+                                                         50,918        60,623
     38,246  Royal Dutch Petroleum Co                                           2,504,178     5,397,467
     11,304  Rubbermaid Inc                                                       213,327       288,252
      2,770  Russell Corp                                                          58,324        76,868
      3,900  Ryan's Family Steak House+                                            34,638        27,300
      5,656  Ryder System Inc                                                     150,251       139,986
      8,966  SAFECO Corp                                                          156,198       309,327
      4,100  Safety-Kleen Corp                                                    106,229        64,063
      7,568  Salomon Inc                                                          273,068       268,664
      6,411  Santa Fe Energy Resources Inc+                                        39,779        61,706
      9,383  Santa Fe Pacific Gold Corp                                           163,023       113,769
     34,476  Sara Lee Corp                                                        518,474     1,098,923
     43,416  SBC Communication Inc                                              1,028,984     2,496,420
     31,812  SCEcorp                                                              561,119       564,663
     26,236  Schering-Plough Corp                                                 456,227     1,436,421
     17,231  Schlumberger Ltd                                                     804,656     1,193,247
      5,496  Scientific-Atlanta Inc                                                34,139        82,440

------------------------
72

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     26,624  Seagram Co Ltd                                                  $    540,374  $    921,856
     27,791  Sears Roebuck & Co                                                   550,030     1,083,849
      7,451  Service Corp International                                           149,356       327,844
      1,662  Shared Medical System Corp                                            47,469        90,371
      6,086  Sherwin Williams Co                                                  115,074       248,005
      3,052  Shoney's Inc+                                                         26,936        31,283
      3,512  Sigma-Aldrich Corp                                                   131,156       173,844
     11,442  Silicon Graphics Inc+                                                384,914       314,655
      2,906  Snap-On Inc                                                           98,931       131,497
      6,110  Sonat Inc                                                            115,205       217,669
     47,482  Southern Co                                                          662,747     1,169,244
     10,274  Southwest Airlines Co                                                293,429       238,871
      1,465  Springs Industries Inc Class A                                        49,682        60,614
     24,850  Sprint Corp                                                          841,051       990,894
      4,950  St Jude Medical Inc+                                                  97,824       212,850
      6,006  St Paul Co Inc                                                       166,836       334,084
      3,155  Stanley Works                                                        109,910       162,483
      6,841  Stone Container Corp+                                                153,211        98,339
      3,550  Stride Rite Corp                                                      56,185        26,625
      5,407  Sun Co Inc                                                           174,247       148,017
     13,600  Sun Microsystems Inc+                                                182,758       620,500
      8,150  SunTrust Banks Inc                                                   213,345       558,275
      4,852  Super Value Inc                                                      128,611       152,838
     12,942  Sysco Corp                                                           175,154       420,615
      8,218  Tandem Computers Inc+                                                188,553        87,316
      4,659  Tandy Corp                                                           195,182       193,349
      2,357  Tektronix Inc                                                         72,956       115,788
     46,488  Tele-Communication Inc Class A+                                      608,673       923,949
      3,965  Teledyne Inc                                                         118,605       101,603
      6,264  Tellabs Inc+                                                         299,921       231,768
      3,996  Temple-Inland Inc                                                    134,187       176,324
     14,310  Tenet Healthcare Corp+                                               218,765       296,933
     12,714  Tenneco Inc                                                          589,451       630,932
     18,792  Texaco Inc                                                           885,595     1,475,172
     13,460  Texas Instruments Inc                                                365,095       696,555
     16,112  Texas Utilities Co                                                   564,019       662,606
      6,096  Textron Inc                                                          198,180       411,480

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      1,440  Thomas & Betts Corp                                             $     82,671  $    106,200
     27,512  Time Warner Inc                                                      678,932     1,042,017
      7,952  Times Mirror Co Class A                                              201,185       269,374
      2,188  Timken Co                                                             63,479        83,691
      5,160  TJX Companies Inc                                                    103,556        97,395
      5,100  Torchmark Corp                                                       157,269       230,775
     19,650  Toys R Us Inc+                                                       430,123       427,388
      4,865  Transamerica Corp                                                    197,144       354,537
     22,758  Travelers Inc                                                        692,690     1,430,909
      4,661  Tribune Co                                                           190,421       284,904
      2,074  Trinova Corp                                                          57,925        59,368
      4,668  TRW Inc                                                              239,373       361,770
     10,846  Tyco International Inc                                               256,141       386,389
     10,777  U.S. Bancorp                                                         250,047       362,377
     10,925  U.S. Healthcare Inc                                                  512,354       508,013
      2,457  U.S. Life Corp                                                        46,896        73,403
     33,532  U.S. West Inc                                                        650,141     1,198,769
     33,532  U.S. West Media Group+                                               443,928       637,108
     15,294  Unicom Corp                                                          520,956       500,879
     11,365  Unilever NV                                                          776,417     1,599,624
      4,982  Union Camp Corp                                                      204,228       237,268
      9,729  Union Carbide Corp                                                   122,759       364,838
      7,300  Union Electric Co                                                    247,612       304,775
     14,666  Union Pacific Corp                                                   580,828       967,956
     12,273  Unisys Corp+                                                         312,986        69,036
     12,465  United Healthcare Corp                                               576,352       816,458
      4,050  United States Surgical                                               391,308        86,569
      8,778  United Technologies Corp                                             450,724       832,813
     17,560  Unocal Corp                                                          368,813       511,435
      5,227  UNUM Corp                                                            296,084       287,485
      4,510  USAir Group Inc+                                                     143,605        59,758
      7,925  USF & G Corp                                                         235,001       133,734
     13,940  UST Inc                                                              181,351       465,248
     20,422  USX - Marathon Group                                                 489,709       398,229
      5,890  USX - US Steel Group                                                 159,625       181,118
      2,871  Varity Corp+                                                          92,441       106,586
      4,566  VF Corp                                                              179,012       240,857

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74

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     25,711  Viacom Inc Class B+                                             $    860,062  $  1,218,059
     12,193  Wachovia Corp                                                        477,362       557,830
    163,714  Wal Mart Stores Inc                                                2,169,075     3,663,101
     17,480  Walgreen Co                                                          201,538       522,215
      9,668  Warner Lambert Co                                                    449,512       939,005
      3,427  Wells Fargo & Co                                                     271,721       740,232
      7,259  Wendy's International Inc                                             80,354       154,254
      3,801  Western Atlas Inc+                                                   109,984       191,951
     27,840  Westinghouse Electric Corp                                           721,158       459,360
      7,189  Westvaco Corp                                                        142,656       199,495
     14,462  Weyerhaeuser Co                                                      462,341       625,482
      5,254  Whirlpool Corp                                                       206,860       279,776
      7,438  Whitman Corp                                                          87,012       172,934
      3,936  Willamette Industries Inc                                            269,485       221,400
      7,228  Williams Co Inc                                                      144,134       317,129
     10,736  Winn-Dixie Stores Inc                                                167,065       395,890
     34,536  WMX Technologies Inc                                                 903,267     1,031,763
      9,498  Woolworth Corp                                                       242,314       123,474
      6,475  Worthington Industries Inc                                            74,454       134,761
      8,310  Wrigley (Wm) Jr Co                                                   122,921       436,275
      7,644  Xerox Corp                                                           551,932     1,047,179
      1,985  Yellow Corp                                                           63,459        24,564
                                                                             ------------  ------------
             TOTAL COMMON STOCKS                                             $188,182,426  $327,237,612

                                                           ---------------------

CORPORATE STOCK FUND

                                                                YIELD
                                                                  TO           MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 0.37%
$    85,000  U.S. Treasury Bills                                  4.74 %        02/08/96   $     84,524
     28,000  U.S. Treasury Bills                                  4.81          02/22/96         27,809
  1,096,000  U.S. Treasury Bills                                  5.03          03/07/96      1,086,362
                                                                                           ------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  1,198,695
             (Cost $1,198,083)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $189,380,509)* (Notes 1 and 3)                    100.38%               $ 328,436,307
              Other Assets and Liabilities, Net                        (0.38)                  (1,228,437)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 327,207,870
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $146,636,551
Gross Unrealized Depreciation     (7,580,753)
                                ------------
NET UNREALIZED APPRECIATION     $139,055,798
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
76

DIVERSIFIED INCOME FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS - 92.76%
             AUTOMOBILE & RELATED - 5.42%
     72,000  Dana Corp                                                       $  1,864,823  $  2,106,000
     86,777  Ford Motor Co                                                      2,459,974     2,516,533
                                                                             ------------  ------------
                                                                             $  4,324,797  $  4,622,533

             BASIC INDUSTRIES - 12.60%
     17,000  Dow Chemical Co                                                 $  1,078,205  $  1,196,375
     29,000  Kimberly-Clark Corp                                                1,430,287     2,399,750
     72,000  McDermott International Inc                                        1,238,324     1,584,000
     24,000  Olin Corp                                                          1,613,272     1,782,000
     25,000  Tecumseh Products Co Class A                                       1,270,938     1,293,750
    120,000  Worthington Industries Inc                                         2,252,695     2,497,500
                                                                             ------------  ------------
                                                                             $  8,883,721  $ 10,753,375

             COMPUTER SYSTEMS - 2.69%
     25,000  International Business Machines Corp                            $  2,303,175  $  2,293,750

             CONGLOMERATES - 2.45%
     29,000  General Electric Co                                             $  1,411,847  $  2,088,000

             ELECTRICAL EQUIPMENT - 6.11%
     55,000  AMP Inc                                                         $  2,015,781  $  2,110,625
     20,000  Motorola Inc                                                       1,140,350     1,140,000
     38,000  Texas Instruments Inc                                              2,099,290     1,966,500
                                                                             ------------  ------------
                                                                             $  5,255,421  $  5,217,125

             ENERGY & RELATED - 9.01%
     18,000  Atlantic Richfield Corp                                         $  1,954,333  $  1,993,500
     11,500  Royal Dutch Petroleum Co                                           1,158,636     1,622,938
     60,000  Sonat Inc                                                          1,711,692     2,137,500
     75,200  Ultramar Corp                                                      1,891,909     1,936,400
                                                                             ------------  ------------
                                                                             $  6,716,570  $  7,690,338

------------------------
82

                                                         DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
             FINANCE & RELATED - 16.83%
     25,000  Advanta Corp+                                                   $    925,000  $    959,375
     30,000  American Health Properties Inc                                       627,112       645,000
     20,250  Aon Corp                                                             734,916     1,009,969
     34,000  Bankers Trust N Y Corp                                             2,295,658     2,261,000
     50,913  Bear Stearns & Co Inc                                                810,130     1,011,896
     54,000  Block (H & R) Inc                                                  2,027,078     2,187,000
     60,000  Household International Inc                                        2,571,385     3,547,500
     70,000  Mercury Financial Corp                                               932,953       927,500
     20,000  Post Properties Inc                                                  626,600       637,500
     30,000  Smith (Chars E) Residential Realty Inc                               757,400       708,750
     18,500  Spieker Properties Inc                                               374,715       464,810
                                                                             ------------  ------------
                                                                             $ 12,682,947  $ 14,360,300

             FOOD & RELATED - 6.37%
     10,000  Anheuser-Busch Inc                                              $    604,938  $    668,750
     64,500  Heinz (H J) Co                                                     1,851,428     2,136,563
     15,000  Philip Morris Co Inc                                                 819,010     1,357,500
     38,000  UST Inc                                                            1,135,553     1,268,266
                                                                             ------------  ------------
                                                                             $  4,410,929  $  5,431,079

             MANUFACTURING PROCESSING - 4.44%
     32,000  Eastman Kodak Co                                                $  1,567,713  $  2,144,000
     35,000  Pitney Bowes Inc                                                   1,149,606     1,645,000
                                                                             ------------  ------------
                                                                             $  2,717,319  $  3,789,000

             PHARMACEUTICALS - 4.55%
     20,000  American Home Products Corp                                     $  1,289,524  $  1,940,000
     20,000  Warner Lambert Co                                                  1,806,000     1,942,500
                                                                             ------------  ------------
                                                                             $  3,095,524  $  3,882,500

                                                           ---------------------

DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
             PUBLISHING & MEDIA - 4.05%
     15,000  McGraw-Hill Inc                                                 $  1,151,504  $  1,306,875
     42,000  Readers Digest Association Class A                                 1,772,303     2,152,500
                                                                             ------------  ------------
                                                                             $  2,923,807  $  3,459,375

             RETAIL & RELATED - 4.45%
     25,500  Avon Products Inc                                               $  1,515,653  $  1,922,063
     20,000  Intimate Brands Inc+                                                 340,000       300,000
     33,000  Penney (J C) Co Inc                                                1,538,140     1,571,625
                                                                             ------------  ------------
                                                                             $  3,393,793  $  3,793,688

             TELECOMMUNICATIONS - 8.14%
     80,000  Alltel Corp                                                     $  1,986,089  $  2,360,000
     80,000  Comsat Corp                                                        1,510,074     1,490,000
     55,000  GTE Corp                                                           1,736,150     2,420,000
     20,000  Pacific Telesis Group                                                633,950       672,500
                                                                             ------------  ------------
                                                                             $  5,866,263  $  6,942,500

             TRANSPORTATION - 2.71%
     35,000  Union Pacific Corp                                              $  2,158,340  $  2,310,000

             UTILITIES - 2.94%
     22,000  Duke Power Co                                                   $    885,128  $  1,042,250
     40,400  Royal PTT Nederland ADR+                                           1,430,564     1,464,500
                                                                             ------------  ------------
                                                                             $  2,315,692  $  2,506,750
             TOTAL COMMON STOCKS                                             $ 68,460,145  $ 79,140,313

------------------------
84

                                                         DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             PREFERRED STOCKS - 2.62%
             CONVERTIBLES - 2.62%
     20,000  Atlantic Richfield Co expires 9/15/1997                         $    459,100  $    470,000
     35,000  Browning-Ferris Industries Inc expires 06/30/1998+                 1,279,050     1,098,125
     16,000  First Chicago NBD Corp expires 02/15/1997                            299,280       288,000
     10,000  Sprint Corp expires 03/31/2000                                       318,750       380,000
                                                                             ------------  ------------
             TOTAL PREFERRED STOCKS                                          $  2,356,180  $  2,236,125

                                                           ---------------------

DIVERSIFIED INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             SHORT-TERM INSTRUMENTS - 5.10%
             U.S. TREASURY BILLS - 2.32%
$ 2,000,000  U.S. Treasury Bills                                  5.06 %(F)     03/14/96   $  1,980,280

             REPURCHASE AGREEMENTS - 2.78%
$ 2,373,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75          01/02/96   $  2,373,000
                                                                                           ------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  4,353,280
             (Cost $4,351,704)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $75,168,029)* (Notes 1 and 3)                     100.48%               $  85,729,718
              Other Assets and Liabilities, Net                        (0.48)                    (413,679)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $  85,316,039
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 +   NON-INCOME EARNING SECURITIES.
(F)  YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 11,197,586
Gross Unrealized Depreciation       (635,897)
                                ------------
NET UNREALIZED APPRECIATION     $ 10,561,689
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
86

GINNIE MAE FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE         VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 77.51%
$ 5,000,000  Federal National Mortgage Assoc                                        5.94 % $  4,995,000
             12/12/05
  1,450,537  Government National Mortgage Assoc                                     6.50      1,438,744
             05/15/24
  5,203,687  Government National Mortgage Assoc                                     6.75      5,216,643
             03/15/22 to 09/15/28
  1,609,329  Government National Mortgage Assoc                                     6.88      1,620,868
             01/15/29
 11,154,887  Government National Mortgage Assoc                                     7.00     11,290,718
             01/15/29 to 02/15/29
  3,322,733  Government National Mortgage Assoc                                     7.13      3,376,661
             01/15/29
  4,978,365  Government National Mortgage Assoc                                     7.50      5,121,493
             10/15/25
  6,696,093  Government National Mortgage Assoc                                     8.00      6,978,055
             05/15/22 to 11/15/22
  4,151,987  Government National Mortgage Assoc                                     8.43      4,359,587
             08/01/27
 11,736,423  Government National Mortgage Assoc                                     8.50     12,329,209
             10/15/16 to 04/15/27
  4,061,817  Government National Mortgage Assoc                                     8.75      4,244,598
             01/15/28
 23,222,790  Government National Mortgage Assoc                                     9.00     24,777,965
             03/15/05 to 01/15/23
  4,126,515  Government National Mortgage Assoc                                     9.50      4,417,708
             10/15/09 to 10/15/21
  7,211,936  Government National Mortgage Assoc                                    10.00      7,962,912
             11/15/09 to 03/15/21
  3,523,306  Government National Mortgage Assoc                                    10.50      3,941,933
             09/15/15 to 08/15/20
 13,892,359  Government National Mortgage Assoc II                                  7.50     14,187,572
             11/20/25

------------------------
92

                                                                 GINNIE MAE FUND

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE         VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$11,043,625  Government National Mortgage Assoc II                                  8.00 % $ 11,437,544
             03/20/23 to 08/20/25
  6,781,466  Government National Mortgage Assoc II                                 10.00      7,379,049
             12/20/13 to 06/20/22
  2,833,917  Government National Mortgage Assoc II                                 11.00      3,180,165
             08/20/19 to 08/20/20
                                                                                           ------------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $138,256,424
             (Cost $137,231,669)

             U.S. TREASURY SECURITIES - 21.88%
$ 2,000,000  U.S. Treasury Bonds                                                    6.88 % $  2,255,620
             08/15/25
  7,500,000  U.S. Treasury Bonds                                                    7.25      8,564,028
             05/15/16
  5,000,000  U.S. Treasury Bonds                                                    7.63      6,114,050
             02/15/25
  3,000,000  U.S. Treasury Notes                                                    6.50      3,195,930
             08/15/05
 17,000,000  U.S. Treasury Notes                                                    7.25     18,904,510
             08/15/04
                                                                                           ------------
             TOTAL U.S. TREASURY SECURITIES                                                $ 39,034,138
             (Cost $37,619,062)

             SHORT-TERM INSTRUMENTS - 0.33%
$   587,000  Goldman Sachs Pooled Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities                         5.75   $    587,000
             01/02/96
             (Cost $587,000)

                                                           ---------------------

GINNIE MAE FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $175,437,731)* (Notes 1 and 3)                     99.72%               $ 177,877,562
              Other Assets and Liabilities, Net                         0.28                      507,085
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 178,384,647
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  2,735,525
Gross Unrealized Depreciation       (295,694)
                                ------------
NET UNREALIZED APPRECIATION     $  2,439,831
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
94

GROWTH AND INCOME FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS - 97.72%
             ADVERTISING - 1.93%
     94,800  Omnicom Group                                                   $  1,883,897  $  3,531,300

             AUTOMOBILE & RELATED - 4.46%
    100,000  Danaher Corp                                                    $  2,926,379  $  3,175,000
     80,981  Ford Motor Co                                                      1,994,402     2,348,449
     50,000  General Motors Corp                                                2,343,075     2,643,750
                                                                             ------------  ------------
                                                                             $  7,263,856  $  8,167,199

             BASIC INDUSTRIES - 8.51%
     57,000  Grace (W R) & Co                                                $  3,425,069  $  3,370,125
     43,570  Kimberly-Clark Corp                                                2,688,459     3,605,418
     27,000  Monsanto Co                                                        2,018,925     3,307,500
     81,000  United Healthcare Corp                                             4,058,126     5,305,500
                                                                             ------------  ------------
                                                                             $ 12,190,579  $ 15,588,543

             BIOTECHNOLOGY - 1.36%
     40,000  Genzyme Corp - General Division+                                $  2,381,668  $  2,495,000

             COMMERCIAL SERVICES - 3.23%
     60,000  CUC International Inc+                                          $  1,987,340  $  2,047,500
     88,000  Service Corp International                                         3,559,502     3,872,000
                                                                             ------------  ------------
                                                                             $  5,546,842  $  5,919,500

             COMPUTER SYSTEMS - 10.89%
     61,000  Cisco Systems Inc+                                              $  2,999,969  $  4,552,125
     68,800  Compaq Computer Corp+                                              2,599,978     3,302,400
     40,000  Digital Equipment Corp+                                            1,717,548     2,565,000
     50,000  Hewlett Packard Co                                                 4,306,696     4,187,500
     82,000  Komag Inc+                                                         5,116,832     3,782,250
     40,000  Reynolds & Reynolds Co Class A                                     1,559,619     1,555,000
                                                                             ------------  ------------
                                                                             $ 18,300,642  $ 19,944,275

------------------------
100

                                                          GROWTH AND INCOME FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
             CONGLOMERATES - 1.78%
     56,000  Harsco Corp                                                     $  2,331,065  $  3,255,000

             ELECTRICAL EQUIPMENT - 5.32%
     56,000  AMP Inc                                                         $  1,793,740  $  2,149,000
     40,000  Motorola Inc                                                       2,383,200     2,280,000
     67,000  Thermedics Inc+                                                    1,361,880     1,859,250
     25,200  Xerox Corp                                                         2,463,595     3,452,400
                                                                             ------------  ------------
                                                                             $  8,002,415  $  9,740,650

             ENERGY & RELATED - 9.45%
     30,000  Amoco Corp                                                      $  2,151,150  $  2,156,250
     76,000  Anadarko Petroleum Corp                                            3,302,052     4,113,500
     25,000  Mobil Corp                                                         2,187,350     2,800,000
     98,700  Sonat Inc                                                          2,982,761     3,516,188
     44,000  Texaco Inc                                                         3,012,028     3,454,000
     50,000  Union Pacific Resources Group Inc+                                 1,050,000     1,268,750
                                                                             ------------  ------------
                                                                             $ 14,685,341  $ 17,308,688

             FINANCE & RELATED - 12.62%
     55,000  BankAmerica Corp                                                $  2,767,155  $  3,561,250
     43,500  Citicorp                                                           1,788,959     2,925,375
    102,500  Household International Inc                                        3,739,481     6,060,313
    114,000  MBNA Corp                                                          4,068,393     4,203,750
    240,600  Mercury Financial Corp                                             2,042,418     3,187,950
     36,000  Patriot American Hospitality Inc+                                    903,496       927,000
     20,000  Post Properties Inc                                                  621,600       637,500
     80,000  Schwab (Charles) Corp                                              1,634,640     1,610,000
                                                                             ------------  ------------
                                                                             $ 17,566,142  $ 23,113,138

                                                           ---------------------

GROWTH AND INCOME FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
             FOOD & RELATED - 5.57%
     52,000  Anheuser-Busch Inc                                              $  3,199,518  $  3,477,500
     90,000  Heinz (H J) Co                                                     2,633,117     2,981,250
     41,399  Philip Morris Co Inc                                               2,674,194     3,746,610
                                                                             ------------  ------------
                                                                             $  8,506,829  $ 10,205,360

             GENERAL BUSINESS & RELATED - 1.54%
     62,000  Alco Standard Corp                                              $  2,112,700  $  2,828,750

             MANUFACTURING PROCESSING - 4.17%
     62,900  Allied Signal Inc                                               $  2,104,238  $  2,987,750
     38,300  Eastman Kodak Co                                                   1,982,139     2,566,100
     40,000  Thermo Electron Corp+                                              1,984,140     2,080,000
                                                                             ------------  ------------
                                                                             $  6,070,517  $  7,633,850

             MATERIAL MANUFACTURING - 2.47%
    127,000  Tyco International Inc                                          $  2,624,884  $  4,524,373

             PHARMACEUTICALS - 5.16%
     90,000  Smithkline Beecham Plc ADR (UK)                                 $  4,882,086  $  4,995,000
     46,000  Warner Lambert Co                                                  3,690,661     4,467,750
                                                                             ------------  ------------
                                                                             $  8,572,747  $  9,462,750

             RETAIL & RELATED - 7.61%
    103,400  Lowe's Co Inc                                                   $  3,380,172  $  3,463,900
    170,000  Mattel Inc                                                         4,969,825     5,227,500
    153,200  Rite Aid Corp                                                      3,708,593     5,247,100
                                                                             ------------  ------------
                                                                             $ 12,058,590  $ 13,938,500

             SEMICONDUCTORS - 2.79%
     90,000  Intel Corp                                                      $  3,444,728  $  5,107,500

------------------------
102

                                                          GROWTH AND INCOME FUND

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 6.70%
     91,000  Alltel Corp                                                     $  2,086,944  $  2,684,500
     50,000  AT & T Corp                                                        3,191,300     3,237,500
     95,000  Comsat Corp                                                        2,050,074     1,769,375
    235,000  Ericsson Telefonaktiebolaget L M Class B ADR                       4,755,450     4,582,500
                                                                             ------------  ------------
                                                                             $ 12,083,768  $ 12,273,875

             TRANSPORTATION - 2.16%
     60,000  Union Pacific Corp                                              $  3,761,582  $  3,960,000
                                                                             ------------  ------------
             TOTAL COMMON STOCKS                                             $149,388,792  $178,998,251

             PREFERRED STOCKS - 0.79%
             CONVERTIBLES - 0.79%
     80,000  First Chicago NBD Corp expires 02/15/1997                       $  1,535,911  $  1,440,000

                                                           ---------------------

GROWTH AND INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CORPORATE BONDS & NOTES - 0.72%
             CONVERTIBLE CORPORATE BONDS - 0.72%
$ 1,300,000  Magna International Inc                              5.00 %        10/15/02   $  1,326,000
             (Cost $1,300,000)

             SHORT-TERM INSTRUMENTS - 1.09%
             REPURCHASE AGREEMENTS - 1.09%
$ 1,998,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75          01/02/96   $  1,998,000
             (Cost $1,998,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $154,222,703)* (Notes 1 and 3)                    100.32%               $ 183,762,251
              Other Assets and Liabilities, Net                        (0.32)                    (592,229)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 183,170,022
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 32,357,188
Gross Unrealized Depreciation     (2,817,640)
                                ------------
NET UNREALIZED APPRECIATION     $ 29,539,548
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
104

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CORPORATE BONDS & NOTES - 2.58%
$ 1,000,000  Ford Credit Auto Loan Master Trust                   6.50 %        08/15/02   $  1,028,580
             (Cost $1,005,925)

             U.S. GOVERNMENT AGENCY SECURITIES - 30.95%
             ADJUSTABLE RATE MORTGAGES - 13.13%
$   181,245  FHLMC #390208 (COFI)                                 6.38 %        07/01/19   $    182,604
     45,186  FHLMC #400177 (CMT)                                  7.50          12/01/17         46,202
     73,489  FHLMC #755102 (CMT)                                  7.36          06/01/18         74,820
    258,376  FHLMC #755163 (CMT)                                  8.19          10/01/19        267,097
    561,928  FHLMC #755188 (CMT)                                  7.68          09/01/20        578,083
    308,732  FNMA #61151 (CMT)                                    7.84          09/01/26        318,186
    141,702  FNMA #70032 (CMT)                                    7.56          02/01/17        144,447
  1,355,982  FNMA #70277 (CMT)                                    8.05          05/01/19      1,393,272
    119,914  FNMA #70381 (COFI)                                   6.76          08/01/19        120,607
    379,394  FNMA #70615 (CMT)                                    7.48          05/01/19        387,456
    103,775  FNMA #70911 (COFI)                                   6.52          06/01/19        105,202
    496,168  FNMA #90031 (CMT)                                    7.52          01/01/20        506,092
    129,885  FNMA #118479 (COFI)                                  6.39          02/01/19        129,885
    958,386  FNMA #190826 (CMT)                                   7.54          03/01/24        988,930
                                                                                           ------------
                                                                                           $  5,242,883

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.14%
$ 2,000,000  FNMA Global Bond                                     6.85 %        05/26/00   $  2,053,440

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.84%
$ 1,018,078  GNMA #356587                                         8.00 %        06/15/23   $  1,060,715
    980,000  GNMA #395783                                         8.00          05/15/25      1,021,033
    980,000  GNMA #403212                                         8.00          09/15/24      1,021,033
  1,185,651  GNMA II #234031                                      8.00          08/20/17      1,223,935
                                                                                           ------------
                                                                                           $  4,326,716

------------------------
110

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 1.84%
$   664,496  FHLMC 1554-LA                                        5.58 %        08/15/08   $    649,332
     87,203  FNMA 1993-G19                                        7.50          04/25/23         87,666
                                                                                           ------------
                                                                                           $    736,998
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 12,360,037
             (Cost $12,329,796)

             U.S. TREASURY SECURITIES - 74.85%
             U.S. TREASURY BONDS - 7.77%
$ 3,000,000  U.S. Treasury Bonds                                  6.25 %        05/31/00   $  3,100,770

             U.S. TREASURY NOTES - 67.08%
$ 5,000,000  U.S. Treasury Notes                                  5.25 %        12/31/97   $  5,008,600
  5,000,000  U.S. Treasury Notes                                  5.50          12/31/00      5,025,800
  8,000,000  U.S. Treasury Notes                                  6.38          01/15/00      8,306,240
  7,000,000  U.S. Treasury Notes                                  7.13          09/30/99      7,422,170
  1,000,000  U.S. Treasury Notes                                  7.50          12/31/96      1,021,870
                                                                                           ------------
                                                                                           $ 26,784,680
             TOTAL U.S. TREASURY SECURITIES                                                $ 29,885,450
             (Cost $29,157,322)

             SHORT-TERM INSTRUMENTS - 2.80%
             REPURCHASE AGREEMENTS - 2.80%
$ 1,119,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75          01/02/96   $  1,119,000
             (Cost $1,119,000)

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $43,612,043)* (Notes 1 and 3)                     111.18%               $  44,393,067
              Other Assets and Liabilities, Net                       (11.18)                  (4,464,909)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $  39,928,158
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    816,895
Gross Unrealized Depreciation        (35,871)
                                ------------
NET UNREALIZED APPRECIATION     $    781,024
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
112

U.S. GOVERNMENT ALLOCATION FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES - 21.34%
             U.S. TREASURY BONDS - 21.34%
$ 1,800,000  U.S. Treasury Bonds                                  6.88 %        08/15/25   $  2,030,626
  1,300,000  U.S. Treasury Bonds                                  7.13          02/15/23      1,484,842
  3,600,000  U.S. Treasury Bonds                                  7.25          05/15/16      4,110,750
  1,700,000  U.S. Treasury Bonds                                  7.50          11/15/24      2,042,125
  1,600,000  U.S. Treasury Bonds                                  7.63          11/15/22      1,932,499
  2,900,000  U.S. Treasury Bonds                                  7.88          02/15/21      3,569,714
  4,000,000  U.S. Treasury Bonds                                  8.13          08/15/19      5,030,000
    900,000  U.S. Treasury Bonds                                  8.13          08/15/21      1,140,188
    900,000  U.S. Treasury Bonds                                  8.75          05/15/17      1,190,530
  3,200,000  U.S. Treasury Bonds                                  8.75          08/15/20      4,292,995
    800,000  U.S. Treasury Bonds                                  9.00          11/15/18      1,090,249
  1,300,000  U.S. Treasury Bonds                                  9.88          11/15/15      1,882,156
                                                                                           ------------
             TOTAL U.S. TREASURY SECURITIES                                                $ 29,796,674
             (Cost $27,206,366)

------------------------
120

                                                 U.S. GOVERNMENT ALLOCATION FUND

                                                                YIELD
                                                                  TO           MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 78.78%
             U.S. TREASURY BILLS - 78.78%
$27,029,000  U.S. Treasury Bills                                  4.06 %        01/11/96   $ 26,986,019
 13,619,000  U.S. Treasury Bills                                  4.54          01/18/96     13,584,153
  8,731,000  U.S. Treasury Bills                                  4.74          02/08/96      8,682,139
     52,000  U.S. Treasury Bills                                  4.78          02/29/96         51,601
 12,585,000  U.S. Treasury Bills                                  4.81          02/22/96     12,499,196
 48,439,000  U.S. Treasury Bills                                  5.03          03/07/96     48,013,027
    203,000  U.S. Treasury Bills                                  5.06          03/14/96        200,998
                                                                                           ------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $110,017,133
             (Cost $109,968,334)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $137,174,700)* (Notes 1 and 3)                    100.12%               $ 139,813,807
              Other Assets and Liabilities, Net                        (0.12)                    (160,115)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 139,653,692
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  2,643,148
Gross Unrealized Depreciation         (4,041)
                                ------------
NET UNREALIZED APPRECIATION     $  2,639,107
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                                             121

                           STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1995

                                                                      CALIFORNIA
                                       ASSET      CALIFORNIA            TAX-FREE
                                  ALLOCATION        TAX-FREE              INCOME
                                        FUND       BOND FUND                FUND
--------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)    $1,109,497,612    $  323,383,970    $   79,665,701
  Cash                                     0               571               422
Receivables:
  Dividends and interest           4,876,208         5,062,746           846,240
  Fund shares sold                   173,027           187,000                 0
  Investment securities sold               0           201,947                 0
Organization expenses, net
  of amortization                      7,097             5,743            15,380
Prepaid expenses                     214,726             4,423             1,748
TOTAL ASSETS                   1,114,768,670       328,846,400        80,529,491
LIABILITIES
Cash overdraft due to
  custodian (Note 2)                 236,705                 0                 0
Payables:
  Investment securities
    purchased                              0         3,563,763         2,231,926
  Distribution to
    shareholders                   8,703,822         1,322,674           234,694
  Fund shares redeemed                10,000                 0                 0
  Due to sponsor and
    distributor (Note 2)             200,264           295,317            18,625
  Due to adviser (Note 2)          1,377,646           284,572            54,519
  Other                               34,350            47,120            24,291
TOTAL LIABILITIES                 10,562,787         5,513,446         2,564,055
TOTAL NET ASSETS
                              $1,104,205,883    $  323,332,954    $   77,965,436
NET ASSETS CONSIST OF:
  Paid-in capital - Class
    A(1)                         913,317,550       289,034,395        77,408,542
  Paid-in capital - Class B       24,750,019        25,836,476               N/A
  Undistributed
    (overdistributed) net
    investment income (loss)               0                 0                 0
  Undistributed net realized
    gain (loss) on
    investments                    1,614,110        (5,451,052)         (172,071)
  Net unrealized
    appreciation
    (depreciation) of
    investments                  164,524,204        13,913,135           728,965
TOTAL NET ASSETS              $1,104,205,883    $  323,332,954    $   77,965,436
COMPUTATION OF NET ASSET
 VALUE AND OFFERING PRICE
Net assets - Class A(1)       $1,077,935,119    $  296,416,508    $   77,965,436
Shares outstanding - Class
  A(1)                            51,962,323        26,827,384         7,536,445
Net asset value per share -
  Class A(1)                  $        20.74    $        11.05    $        10.35
Maximum offering price per
  share - Class A(1)          $        21.72(2) $        11.57(2) $        10.67(3)
Net assets - Class B          $   26,270,764    $   26,916,446               N/A
Shares outstanding - Class B       2,100,948         2,389,620               N/A
Net asset value and offering
  price per share - Class B   $        12.50    $        11.26               N/A
INVESTMENTS AT COST (NOTE 3)  $  944,973,408    $  309,470,835    $   78,936,736
--------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1995

                                   CORPORATE     DIVERSIFIED            GINNIE
                                       STOCK          INCOME               MAE
                                        FUND            FUND              FUND
------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)    $  328,436,307  $   85,729,718    $  177,877,562
  Cash                                     0           1,827             1,556
Receivables:
  Dividends and interest             612,535         331,665         1,711,177
  Fund shares sold                         0          72,263            90,000
  Investment securities sold               0       1,136,550                 0
Organization expenses, net
  of amortization                          0          35,858            11,598
Prepaid expenses                      45,315          20,552            16,281
TOTAL ASSETS                     329,094,157      87,328,433       179,708,174
LIABILITIES
Cash overdraft due to
  custodian (Note 2)                 131,065               0                 0
Payables:
  Investment securities
    purchased                              0       1,321,798                 0
  Distribution to
    shareholders                   1,135,314         560,970           978,199
  Fund shares redeemed                     0               0                 0
  Due to sponsor and
    distributor (Note 2)             198,200           9,423           137,291
  Due to adviser (Note 2)            399,256          90,324           193,228
  Other                               22,452          29,879            14,809
TOTAL LIABILITIES                  1,886,287       2,012,394         1,323,527
TOTAL NET ASSETS
                              $  327,207,870  $   85,316,039    $  178,384,647
NET ASSETS CONSIST OF:
  Paid-in capital - Class
    A(1)                         187,037,545      68,252,787       180,185,663
  Paid-in capital - Class B              N/A       4,956,012        11,914,521
  Undistributed
    (overdistributed) net
    investment income (loss)               0               0                 0
  Undistributed net realized
    gain (loss) on
    investments                    1,114,527       1,545,551       (16,155,368)
  Net unrealized
    appreciation
    (depreciation) of
    investments                  139,055,798      10,561,689         2,439,831
TOTAL NET ASSETS              $  327,207,870  $   85,316,039    $  178,384,647
COMPUTATION OF NET ASSET
  VALUE AND OFFERING PRICE
Net assets - Class A(1)       $  327,207,870  $   79,977,088    $  166,157,490
Shares outstanding - Class
  A(1)                             7,893,164       5,994,404        14,904,153
Net asset value per share -
  Class A(1)                  $        41.45  $        13.34    $        11.15
Maximum offering price per
  share - Class A(1)          $        41.45  $        13.97(2) $        11.68(2)
Net assets - Class B                     N/A  $    5,338,951    $   12,227,157
Shares outstanding - Class B             N/A         427,515         1,114,541
Net asset value and offering
  price per share - Class B              N/A  $        12.49    $        10.97
INVESTMENTS AT COST (NOTE 3)  $  189,380,509  $   75,168,029    $  175,437,731
------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

------------------------
124

                           STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1995

                                                      SHORT-
                                                INTERMEDIATE
                                                        U.S.                U.S.
                                      GROWTH      GOVERNMENT          GOVERNMENT
                                  AND INCOME          INCOME          ALLOCATION
                                        FUND            FUND                FUND
--------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)    $  183,762,251    $   44,393,067    $  139,813,807
  Cash                                 1,670           227,089             4,858
Receivables:
  Dividends and interest             360,409           485,454           526,086
  Fund shares sold                    29,888                 0                 0
  Investment securities sold               0        10,120,572                 0
Organization expenses, net
  of amortization                     11,761            24,215            11,606
Prepaid expenses                      46,403             8,496            32,761
TOTAL ASSETS                     184,212,382        55,258,893       140,389,118
LIABILITIES
Cash overdraft due to
  custodian (Note 2)                       0                 0                 0
Payables:
  Investment securities
    purchased                              0        15,010,547                 0
  Distribution to
    shareholders                     353,748           182,806           537,022
  Fund shares redeemed               315,000                 0                 0
  Due to sponsor and
    distributor (Note 2)              48,656             3,183            26,895
  Due to adviser (Note 2)            294,446            36,170           150,634
  Other                               30,510            98,029            20,875
TOTAL LIABILITIES                  1,042,360        15,330,735           735,426
TOTAL NET ASSETS
                              $  183,170,022    $   39,928,158    $  139,653,692
NET ASSETS CONSIST OF:
  Paid-in capital - Class
    A(1)                         146,911,257        41,365,185       156,338,838
  Paid-in capital - Class B        4,496,076               N/A         3,955,125
  Undistributed
    (overdistributed) net
    investment income (loss)               0                 0                 0
  Undistributed net realized
    gain (loss) on
    investments                    2,223,141        (2,218,051)      (23,279,378)
  Net unrealized
    appreciation
    (depreciation) of
    investments                   29,539,548           781,024         2,639,107
TOTAL NET ASSETS              $  183,170,022    $   39,928,158    $  139,653,692
COMPUTATION OF NET ASSET
  VALUE AND OFFERING PRICE
Net assets - Class A(1)       $  178,488,454    $   39,928,158    $  135,576,602
Shares outstanding - Class
  A(1)                            10,343,439         3,994,452         9,047,560
Net asset value per share -
  Class A(1)                  $        17.26    $        10.00    $        14.98
Maximum offering price per
  share - Class A(1)          $        18.07(2) $        10.31(3) $        15.69(2)
Net assets - Class B          $    4,681,568               N/A    $    4,077,090
Shares outstanding - Class B         380,930               N/A           373,862
Net asset value and offering
  price per share - Class B   $        12.29               N/A    $        10.91
INVESTMENTS AT COST (NOTE 3)  $  154,222,703    $   43,612,043    $  137,174,700
--------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                  CALIFORNIA
                                       ASSET      CALIFORNIA        TAX-FREE
                                  ALLOCATION        TAX-FREE          INCOME
                                        FUND       BOND FUND            FUND
----------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                   $   12,448,964  $            0  $            0
  Interest                        35,237,803      18,157,370       2,414,748
TOTAL INVESTMENT INCOME           47,686,767      18,157,370       2,414,748
EXPENSES (NOTE 2)
  Advisory fees                    3,814,364       1,542,893         267,645
  Administration fees                306,436          93,013          16,793
  Custody fees                             0          55,013          10,407
  Shareholder servicing fees       3,064,364         930,128         166,349
  Portfolio accounting fees                0         123,508          61,353
  Transfer agency fees               490,624         183,849          45,280
  Distribution fees                  566,001         231,192          27,725
  Amortization of
    organization expenses              9,403           5,872           8,399
  Legal and audit fees               103,410          56,475          22,521
  Registration fees                  138,028          43,357          19,998
  Directors' fees                      5,000           5,000           5,000
  Shareholder reports                144,343          59,999          14,015
  Other                               49,595          77,451           9,501
TOTAL EXPENSES                     8,691,568       3,407,750         674,986
Less:
  Waived fees (Note 2)               (19,706)     (1,232,856)       (314,402)
Net Expenses                       8,671,862       2,174,894         360,584
NET INVESTMENT INCOME             39,014,905      15,982,476       2,054,164
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments         4,576,913         591,815         (43,204)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                  215,304,208      35,434,462       2,645,684
NET GAIN (LOSS) ON
 INVESTMENTS                     219,881,121      36,026,277       2,602,480
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS    $  258,896,026  $   52,008,753  $    4,656,644
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

------------------------
126

                   STATEMENT OF OPERATIONS- FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                      SHORT-
                                                                                                INTERMEDIATE
                                                                                                        U.S.
                                   CORPORATE     DIVERSIFIED          GINNIE          GROWTH      GOVERNMENT
                                       STOCK          INCOME             MAE      AND INCOME          INCOME
                                        FUND            FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                   $    7,225,361  $    2,254,175  $            0  $    3,116,428  $            0
  Interest                           110,982         319,781      13,291,508         513,058       1,323,136
TOTAL INVESTMENT INCOME            7,336,343       2,573,956      13,291,508       3,629,486       1,323,136
EXPENSES (NOTE 2)
  Advisory fees                    1,398,439         312,512         840,112         754,149         116,628
  Administration fees                 92,555          18,751          50,407          45,249           6,998
  Custody fees                             0          15,053          74,444          34,105           7,673
  Shareholder servicing fees         861,478         187,508         504,067         452,488          70,914
  Portfolio accounting fees                0          64,466          95,105          91,666          44,207
  Transfer agency fees               152,625          54,528         156,422         160,168          16,846
  Distribution fees                  137,173          58,167         111,269          87,549           8,986
  Amortization of
    organization expenses                  0          14,838           1,902           1,739           8,244
  Legal and audit fees                38,305          29,184          36,553          30,527          26,620
  Registration fees                   51,775          36,323          46,185          46,748          29,743
  Directors' fees                      5,000           5,000           5,000           2,813           5,935
  Shareholder reports                121,465          27,946          45,205          61,164           5,000
  Other                                8,938          25,031          15,375          43,866               0
TOTAL EXPENSES                     2,867,753         849,307       1,982,046       1,812,231         347,794
Less:
  Waived fees (Note 2)              (108,638)       (146,911)       (574,978)        (18,527)       (199,881)
Net Expenses                       2,759,115         702,396       1,407,068       1,793,704         147,913
NET INVESTMENT INCOME              4,577,228       1,871,560      11,884,440       1,835,782       1,175,223
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments         6,005,161       3,545,900       1,935,107       9,354,459      (1,740,504)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   76,552,587      10,976,829      13,236,756      25,841,652       1,047,532
NET GAIN (LOSS) ON
  INVESTMENTS                     82,557,748      14,522,729      15,171,863      35,196,111        (692,972)
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS   $   87,134,976  $   16,394,289  $   27,056,303  $   37,031,893  $      482,251
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

                                        U.S.
                                  GOVERNMENT
                                  ALLOCATION
                                        FUND
--------------------------------------------
INVESTMENT INCOME
  Dividends                   $            0
  Interest                         8,814,682
TOTAL INVESTMENT INCOME            8,814,682
EXPENSES (NOTE 2)
  Advisory fees                      680,049
  Administration fees                 40,803
  Custody fees                             0
  Shareholder servicing fees         408,029
  Portfolio accounting fees                0
  Transfer agency fees               126,816
  Distribution fees                   80,511
  Amortization of
    organization expenses              1,894
  Legal and audit fees                26,905
  Registration fees                   31,212
  Directors' fees                      4,987
  Shareholder reports                 49,857
  Other                                5,616
TOTAL EXPENSES                     1,456,679
Less:
  Waived fees (Note 2)               (31,101)
Net Expenses                       1,425,578
NET INVESTMENT INCOME              7,389,104
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments           380,148
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   11,177,439
NET GAIN (LOSS) ON
  INVESTMENTS                     11,557,587
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS   $   18,946,691
--------------------------------------------

The accompanying notes are an integral part of these financial statements.

------------------------
128

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                       ASSET ALLOCATION FUND
                              ------------------------------
                                     FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income       $   39,014,905  $   44,227,670
  Net realized gain (loss)
    on sale of investments         4,576,913      40,999,918
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                  215,304,208    (119,837,699)
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                      258,896,026     (34,610,111)
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income
    CLASS A(1)                   (38,781,909)    (44,227,697)
    CLASS B                         (232,996)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                    (2,902,594)    (40,796,983)
    CLASS B                          (60,209)              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                 112,740,980     254,121,721
  Reinvestment of dividends
    - Class A(1)                  84,335,697      31,759,403
  Cost of shares redeemed -
    Class A(1)                  (231,482,165)   (317,969,973)
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 - CLASS A (NOTE 4)(1)           (34,405,488)    (32,088,849)
  Proceeds from shares sold
    - Class B                     25,023,646               0
  Reinvestment of dividends
    - Class B                        159,719               0
  Cost of shares redeemed -
    Class B                         (433,346)              0
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 - CLASS B (NOTE 4)               24,750,019               0
INCREASE (DECREASE) IN NET
 ASSETS                          207,262,849    (151,723,640)
NET ASSETS:
Beginning net assets             896,943,034   1,048,666,674
ENDING NET ASSETS             $1,104,205,883  $  896,943,034
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         5,898,807      13,807,751
  Shares issued in
    reinvestment of
    dividends - Class A(1)         4,807,125       1,809,851
  Shares redeemed - Class
    A(1)                         (12,361,894)    (17,788,892)
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING - CLASS
 A(1)                             (1,655,962)     (2,171,290)
  Shares sold - Class B            2,123,672               0
  Shares issued in
    reinvestment of
    dividends - Class B               13,259               0
  Shares redeemed - Class B          (35,983)              0
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING - CLASS
 B                                 2,100,948               0
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                               CALIFORNIA TAX-FREE BOND FUND
                              ------------------------------
                                     FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $   15,982,476  $   22,512,196
  Net realized gain (loss)
    on sale of investments           591,815      (6,042,867)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   35,434,462     (52,684,575)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      52,008,753     (36,215,246)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                   (15,472,726)    (22,512,196)
    CLASS B                         (509,750)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0
    CLASS B                                0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  33,207,626      54,574,028
  Reinvestment of dividends
    - Class A(1)                  10,558,616      17,945,317
  Cost of shares redeemed -
    Class A(1)                   (88,142,779)   (240,793,430)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)          (44,376,537)   (168,274,085)
  Proceeds from shares sold
    - Class B                     26,079,671               0
  Reinvestment of dividends
    - Class B                        313,904               0
  Cost of shares redeemed -
    Class B                         (557,099)              0
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)              25,836,476               0
INCREASE (DECREASE) IN NET
  ASSETS                          17,486,216    (227,001,527)
NET ASSETS:
Beginning net assets             305,846,738     532,848,265
ENDING NET ASSETS             $  323,332,954  $  305,846,738
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         3,122,899       5,123,672
  Shares issued in
    reinvestment of
    dividends - Class A(1)         1,007,045       1,700,768
  Shares redeemed - Class
    A(1)                          (8,380,512)    (23,326,239)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                            (4,250,568)    (16,501,799)
  Shares sold - Class B            2,411,791               0
  Shares issued in
    reinvestment of
    dividends - Class B               28,834               0
  Shares redeemed - Class B          (51,005)              0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                2,389,620               0
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

---------------------
130

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                  CALIFORNIA TAX-FREE INCOME
                                                        FUND            CORPORATE STOCK FUND
                              ------------------------------  ------------------------------
                                     FOR THE         FOR THE         FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994   DEC. 31, 1995   DEC. 31, 1994
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $    2,054,164  $    2,293,335  $    4,577,228  $    4,803,450
  Net realized gain (loss)
    on sale of investments           (43,204)       (128,868)      6,005,161       8,380,262
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                    2,645,684      (2,827,879)     76,552,587     (12,258,997)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                       4,656,644        (663,412)     87,134,976         924,715
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                    (2,054,164)     (2,293,335)     (4,577,228)     (4,801,337)
    CLASS B                              N/A             N/A             N/A             N/A
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0      (4,890,634)     (8,103,675)
    CLASS B                              N/A             N/A             N/A             N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  51,648,405      31,971,989      42,931,593      40,412,415
  Reinvestment of dividends
    - Class A(1)                   1,618,516       1,875,590      17,597,071       3,563,379
  Cost of shares redeemed -
    Class A(1)                   (26,901,737)    (34,766,280)    (47,253,329)    (54,056,667)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)           26,365,184        (918,701)     13,275,335     (10,080,873)
  Proceeds from shares sold
    - Class B                            N/A             N/A             N/A             N/A
  Reinvestment of dividends
    - Class B                            N/A             N/A             N/A             N/A
  Cost of shares redeemed -
    Class B                              N/A             N/A             N/A             N/A
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)                     N/A             N/A             N/A             N/A
INCREASE (DECREASE) IN NET
  ASSETS                          28,967,664      (3,875,448)     90,942,449     (22,061,170)
NET ASSETS:
Beginning net assets              48,997,772      52,873,220     236,265,421     258,326,591
ENDING NET ASSETS             $   77,965,436  $   48,997,772  $  327,207,870  $  236,265,421
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         5,048,517       3,151,634       1,167,520       1,236,832
  Shares issued in
    reinvestment of
    dividends - Class A(1)           159,491         186,105         505,005         111,768
  Shares redeemed - Class
    A(1)                          (2,650,715)     (3,463,657)     (1,299,326)     (1,655,852)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                             2,557,293        (125,918)        373,199        (307,252)
  Shares sold - Class B                  N/A             N/A             N/A             N/A
  Shares issued in
    reinvestment of
    dividends - Class B                  N/A             N/A             N/A             N/A
  Shares redeemed - Class B              N/A             N/A             N/A             N/A
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                      N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                     DIVERSIFIED INCOME FUND
                              ------------------------------
                                     FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $    1,871,560  $    1,214,151
  Net realized gain (loss)
    on sale of investments         3,545,900        (273,760)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   10,976,829      (1,076,102)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      16,394,289        (135,711)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                    (1,819,692)     (1,214,150)
    CLASS B                          (51,868)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                    (1,621,942)              0
    CLASS B                         (104,647)              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  36,625,693      32,526,614
  Reinvestment of dividends
    - Class A(1)                   3,084,339       1,367,156
  Cost of shares redeemed -
    Class A(1)                   (17,324,191)    (14,069,676)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)           22,385,841      19,824,094
  Proceeds from shares sold
    - Class B                      5,158,139               0
  Reinvestment of dividends
    - Class B                        122,225               0
  Cost of shares redeemed -
    Class B                         (324,353)              0
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)               4,956,011               0
INCREASE (DECREASE) IN NET
  ASSETS                          40,137,992      18,474,233
NET ASSETS:
Beginning net assets              45,178,047      26,703,814
ENDING NET ASSETS             $   85,316,039  $   45,178,047
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         2,981,021       2,942,632
  Shares issued in
    reinvestment of
    dividends - Class A(1)           244,288         124,853
  Shares redeemed - Class
    A(1)                          (1,429,340)     (1,279,735)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                             1,795,969       1,787,750
  Shares sold - Class B              446,270               0
  Shares issued in
    reinvestment of
    dividends - Class B                9,860               0
  Shares redeemed - Class B          (28,616)              0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                  427,514               0
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

---------------------
132

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                             GINNIE MAE FUND          GROWTH AND INCOME FUND
                              ------------------------------  ------------------------------
                                     FOR THE         FOR THE         FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994   DEC. 31, 1995   DEC. 31, 1994
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $   11,884,440  $   17,212,338  $    1,835,782  $    1,780,057
  Net realized gain (loss)
    on sale of investments         1,935,107     (12,854,822)      9,354,459       3,087,861
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   13,236,756     (14,085,918)     25,841,652      (5,394,205)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      27,056,303      (9,728,402)     37,031,893        (526,287)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                   (11,629,261)    (17,212,338)     (1,827,656)     (1,780,057)
    CLASS B                         (255,179)              0          (8,126)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0      (6,952,008)     (3,087,861)
    CLASS B                                0               0        (179,310)              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  24,703,217      36,339,249      61,077,854      41,116,188
  Reinvestment of dividends
    - Class A(1)                   6,911,844      10,397,568      11,706,310       2,095,312
  Cost of shares redeemed -
    Class A(1)                   (51,605,131)   (152,037,792)    (35,699,783)    (36,528,266)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)          (19,990,070)   (105,300,975)     37,084,381       6,683,234
  Proceeds from shares sold
    - Class B                     12,424,092               0       4,557,982               0
  Reinvestment of dividends
    - Class B                         69,456               0         184,612               0
  Cost of shares redeemed -
    Class B                         (579,027)              0        (246,518)              0
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)              11,914,521               0       4,496,076               0
INCREASE (DECREASE) IN NET
  ASSETS                           7,096,314    (132,241,715)     69,645,250       1,289,029
NET ASSETS:
Beginning net assets             171,288,333     303,530,048     113,524,772     112,235,743
ENDING NET ASSETS             $  178,384,647  $  171,288,333  $  183,170,022  $  113,524,772
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         2,279,437       3,335,882       3,775,466       2,805,058
  Shares issued in
    reinvestment of
    dividends - Class A(1)           646,128         970,355         726,595         145,120
  Shares redeemed - Class
    A(1)                          (4,839,906)    (14,322,410)     (2,208,631)     (2,509,634)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                            (1,914,341)    (10,016,173)      2,293,430         440,544
  Shares sold - Class B            1,161,521               0         386,746               0
  Shares issued in
    reinvestment of
    dividends - Class B                6,474               0          14,982               0
  Shares redeemed - Class B          (53,454)              0         (20,798)              0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                1,114,541               0         380,930               0
--------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                     SHORT-INTERMEDIATE U.S.
                                      GOVERNMENT INCOME FUND
                              ------------------------------
                                     FOR THE
                                  YEAR ENDED         FOR THE
                                    DEC. 31,      YEAR ENDED
                                     1995(2)   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $    1,175,223  $      557,955
  Net realized gain (loss)
    on sale of investments        (1,740,504)       (477,511)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                    1,047,532        (260,085)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                         482,251        (179,641)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                    (1,175,223)       (557,955)
    CLASS B                              N/A             N/A
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0
    CLASS B                              N/A             N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  38,655,106      15,266,240
  Reinvestment of dividends
    - Class A(1)                     931,554         457,026
  Cost of shares redeemed -
    Class A(1)                   (10,567,251)    (11,941,036)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)           29,019,409       3,782,230
  Proceeds from shares sold
    - Class B                            N/A             N/A
  Reinvestment of dividends
    - Class B                            N/A             N/A
  Cost of shares redeemed -
    Class B                              N/A             N/A
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)                     N/A             N/A
INCREASE (DECREASE) IN NET
  ASSETS                          28,326,437       3,044,634
NET ASSETS:
Beginning net assets              11,601,721       8,557,087
ENDING NET ASSETS             $   39,928,158  $   11,601,721
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         3,742,963       1,559,723
  Shares issued in
    reinvestment of
    dividends - Class A(1)            95,287          47,074
  Shares redeemed - Class
    A(1)                          (1,079,388)     (1,227,993)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                             2,758,862         378,804
  Shares sold - Class B                  N/A             N/A
  Shares issued in
    reinvestment of
    dividends - Class B                  N/A             N/A
  Shares redeemed - Class B              N/A             N/A
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                      N/A             N/A
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) "PROCEEDS FROM SHARES SOLD" AND "SHARES SOLD" INCLUDE $15,832,186 AND 1,612,905, RESPECTIVELY, AS A RESULT OF THE MERGER OF THE VARIABLE RATE GOVERNMENT FUND. SEE NOTE 6.
The accompanying notes are an integral part of these financial statements.

---------------------
134

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                  U.S. GOVERNMENT ALLOCATION
                                                        FUND
                              ------------------------------
                                     FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $    7,389,104  $   12,431,161
  Net realized gain (loss)
    on sale of investments           380,148     (23,621,944)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   11,177,439      (6,365,346)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      18,946,691     (17,556,129)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                    (7,305,279)    (12,431,161)
    CLASS B                          (83,825)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0
    CLASS B                                0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  24,249,760      34,301,793
  Reinvestment of dividends
    - Class A(1)                   6,172,643       7,265,846
  Cost of shares redeemed -
    Class A(1)                   (46,347,301)   (154,720,634)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)          (15,924,898)   (113,152,995)
  Proceeds from shares sold
    - Class B                      4,453,188               0
  Reinvestment of dividends
    - Class B                         43,367               0
  Cost of shares redeemed -
    Class B                         (541,430)              0
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)               3,955,125               0
INCREASE (DECREASE) IN NET
  ASSETS                            (412,186)   (143,140,285)
NET ASSETS:
Beginning net assets             140,065,878     283,206,163
ENDING NET ASSETS             $  139,653,692  $  140,065,878
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         1,653,710       2,282,827
  Shares issued in
    reinvestment of
    dividends - Class A(1)           428,154         508,903
  Shares redeemed - Class
    A(1)                          (3,211,044)    (10,646,426)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                            (1,129,180)     (7,854,696)
  Shares sold - Class B              420,344               0
  Shares issued in
    reinvestment of
    dividends - Class B                4,057               0
  Shares redeemed - Class B          (50,540)              0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                  373,861               0
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) "PROCEEDS FROM SHARES SOLD" AND "SHARES SOLD" INCLUDE $15,832,186 AND 1,612,905, RESPECTIVELY, AS A RESULT OF THE MERGER OF THE VARIABLE RATE GOVERNMENT FUND. SEE NOTE 6.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                                             135

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
136

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                    ASSET ALLOCATION FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                               YEAR       YEAR       YEAR
                                                              ENDED      ENDED      ENDED
                                                           DEC. 31,   DEC. 31,   DEC. 31,
                                                               1995       1994       1993
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $16.73     $18.80     $17.89
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.74       0.77       0.77
  Net realized and unrealized gain (loss) on investments       4.07      (1.31)      1.88
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               4.81      (0.54)      2.65
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.74)     (0.77)     (0.77)
  Distributions from net realized gain                        (0.06)     (0.76)     (0.97)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.80)     (1.53)     (1.74)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $20.74     $16.73     $18.80
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)                             29.18%      (2.82)%    15.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                         $1,077,935  $896,943  $1,048,667
  Number of shares outstanding, end of period (000)          51,962     53,618     55,790
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                  0.84%      0.84%      0.86%
  Ratio of net investment income to average net
    assets(2)                                                 3.81%      4.30%      4.20%
Portfolio turnover                                              15%        49%        40%
-----------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                           N/A        N/A      0.86%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                  N/A        N/A      4.20%
-----------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                            ASSET ALLOCATION FUND (CONT.)
                                                          -------------------------------
                                                               CLASS A (CONT.)    CLASS B
                                                          --------------------  ---------
                                                               YEAR       YEAR       YEAR
                                                              ENDED      ENDED      ENDED
                                                           DEC. 31,   DEC. 31,   DEC. 31,
                                                               1992       1991       1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.65     $14.45     $10.00
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.87       0.92       0.22
  Net realized and unrealized gain (loss) on investments       0.31       2.28       2.53
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               1.18       3.20       2.75
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.87)      0.00      (0.22)
  Distributions from net realized gain                        (0.07)      0.00      (0.03)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.94)      0.00      (0.25)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $17.89     $17.65     $12.50
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)                              7.00%     22.13%     27.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                          $542,226   $367,251    $26,271
  Number of shares outstanding, end of period (000)          30,303     20,811      2,101
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                  0.95%      0.95%      1.53%
  Ratio of net investment income to average net
    assets(2)                                                 5.22%      5.88%      2.71%
Portfolio turnover                                               5%        25%        15%
-----------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                         0.97%        N/A      1.76%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                5.20%        N/A      2.48%
-----------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

---------------------
138

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                      CALIFORNIA TAX-FREE BOND FUND
                              -----------------------------------------------------
                                                                 CLASS A    CLASS B
                              ------------------------------------------  ---------
                                   YEAR       YEAR       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1995       1994       1993       1992       1995
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $9.84     $11.20     $10.41     $10.00     $10.00
                              ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.55       0.56       0.56       0.53       0.48
  Net realized and
    unrealized gain (loss)
    on investments                 1.21      (1.36)      0.84       0.41       1.26
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       1.76      (0.80)      1.40       0.94       1.74
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.55)     (0.56)     (0.56)     (0.53)     (0.48)
  Distributions from net
    realized gain                  0.00       0.00      (0.05)      0.00       0.00
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.55)     (0.56)     (0.61)     (0.53)     (0.48)
                              ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $11.05      $9.84     $11.20     $10.41     $11.26
                              ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 18.24%      (7.27)%    13.82%    10.35%     17.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $296,417   $305,847   $532,848   $242,409    $26,916
  Number of shares
    outstanding, end of
    period (000)                 26,827     31,078     47,580     23,298      2,390
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         0.68%      0.65%      0.64%      0.19%      1.32%
  Ratio of net investment
    income to average net
    assets(2)                     5.18%      5.35%      5.05%      5.67%      4.31%
Portfolio turnover                   9%         3%         7%        18%         9%
-----------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.07%      1.06%      1.01%      1.07%      1.72%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        4.79%      4.94%      4.68%      4.79%      3.91%
-----------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           CALIFORNIA TAX-FREE INCOME FUND
                                                ------------------------------------------
                                                     YEAR       YEAR       YEAR     PERIOD
                                                    ENDED      ENDED      ENDED      ENDED
                                                 DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                     1995       1994       1993    1992(4)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $9.84     $10.36     $10.05     $10.00
                                                ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.38       0.40       0.39       0.02
  Net realized and unrealized gain (loss) on
    investments                                      0.51      (0.52)      0.31       0.05
                                                ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     0.89      (0.12)      0.70       0.07
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.38)     (0.40)     (0.39)     (0.02)
  Distributions from net realized gain               0.00       0.00       0.00       0.00
                                                ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                            (0.38)     (0.40)     (0.39)     (0.02)
                                                ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $10.35      $9.84     $10.36     $10.05
                                                ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)                    9.14%      (1.10)%     7.10%     0.84%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                 $77,965    $48,998    $52,873     $7,821
  Number of shares outstanding, end of period
    (000)                                           7,536      4,979      5,105        778
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)        0.65%      0.16%      0.34%      0.00%
  Ratio of net investment income to average
    net assets(2)                                   3.70%      4.03%      3.74%      3.56%
Portfolio turnover                                    31%        33%        11%         0%
------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets
  prior to waived fees and reimbursed expenses      1.22%      1.21%      1.23%      1.55%
(2) Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                               3.13%      2.98%      2.85%      2.01%
------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.

The accompanying notes are an integral part of these financial statements.

---------------------
140

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               CORPORATE STOCK FUND
                              -----------------------------------------------------
                                   YEAR       YEAR       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1995       1994       1993       1992       1991
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $31.42     $33.00     $31.40     $30.38     $23.60
                              ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.59       0.63       0.59       0.62       0.62
  Net realized and
    unrealized gain (loss)
    on investments                10.65      (0.50)      2.19       1.35       6.16
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      11.24       0.13       2.78       1.97       6.78
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.59)     (0.63)     (0.59)     (0.62)      0.00
  Distributions from net
    realized gain                 (0.62)     (1.08)     (0.59)     (0.33)      0.00
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (1.21)     (1.71)     (1.18)     (0.95)      0.00
                              ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $41.45     $31.42     $33.00     $31.40     $30.38
                              ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 35.99%      0.42%      8.91%      6.59%     28.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $327,208   $236,265   $258,327   $230,457   $204,926
  Number of shares
    outstanding, end of
    period (000)                  7,893      7,520      7,827      7,340      6,745
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         0.96%      0.97%      0.97%      0.93%      0.97%
  Ratio of net investment
    income to average net
    assets(2)                     1.59%      1.92%      1.81%      2.05%      2.30%
Portfolio turnover                   6%         7%         5%         4%         4%
-----------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.00%      1.00%      0.99%      1.00%        N/A
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        1.55%      1.89%      1.79%      1.98%        N/A
-----------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      DIVERSIFIED INCOME FUND
                                        -----------------------------------------------------
                                                                           CLASS A    CLASS B
                                        ------------------------------------------  ---------
                                             YEAR       YEAR       YEAR     PERIOD       YEAR
                                            ENDED      ENDED      ENDED      ENDED      ENDED
                                         DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                             1995       1994       1993    1992(4)       1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $10.76     $11.08     $10.29     $10.00     $10.00
                                        ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.35       0.33       0.30       0.02       0.20
  Net realized and unrealized gain
    (loss) on investments                    2.86      (0.32)      0.96       0.29       2.75
                                        ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS             3.21       0.01       1.26       0.31       2.95
LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.35)     (0.33)     (0.30)     (0.02)     (0.20)
  Distributions from net realized gain      (0.28)      0.00      (0.17)      0.00      (0.26)
                                        ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                    (0.63)     (0.33)     (0.47)     (0.02)     (0.46)
                                        ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD             $13.34     $10.76     $11.08     $10.29     $12.49
                                        ---------  ---------  ---------  ---------  ---------
                                        ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)           30.17%      0.08%     12.33%      3.10%     29.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)         $79,977    $45,178    $26,704     $1,379     $5,339
  Number of shares outstanding, end of
    period (000)                            5,994      4,198      2,411        134        428
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                               1.10%      1.06%      0.46%      0.00%      1.73%
  Ratio of net investment income to
    average net assets(2)                   3.02%      3.16%      3.51%      4.09%      2.40%
Portfolio turnover                            70%        62%        46%         1%        70%
---------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                       1.31%      1.34%      1.66%      3.49%      2.57%
(2) Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses              2.81%      2.88%      2.31%      0.60%      1.57%
---------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(5)  THE FUND COMMENCED OPERATIONS ON JANUARY 3, 1991.
The accompanying notes are an integral part of these financial statements.

---------------------
142

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                               GINNIE MAE FUND
                              ----------------------------------------------------------------
                                                                            CLASS A    CLASS B
                              -----------------------------------------------------  ---------
                                   YEAR       YEAR       YEAR       YEAR     PERIOD       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1995       1994       1993       1992    1991(5)       1995
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $10.18     $11.31     $11.34     $11.42     $10.00     $10.00
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.76       0.77       0.83       0.83       0.83       0.66
  Net realized and
    unrealized gain (loss)
    on investments                 0.97      (1.13)     (0.03)     (0.08)      0.59       0.97
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       1.73      (0.36)      0.80       0.75       1.42       1.63
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.76)     (0.77)     (0.83)     (0.83)      0.00      (0.66)
  Distributions from net
    realized gain                  0.00       0.00       0.00       0.00       0.00       0.00
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.76)     (0.77)     (0.83)     (0.83)      0.00      (0.66)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $11.15     $10.18     $11.31     $11.34     $11.42     $10.97
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 17.53%      (3.23)%     7.19%     6.86%     14.30%     16.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $166,157   $171,288   $303,530   $184,692     $4,870    $12,227
  Number of shares
    outstanding, end of
    period (000)                 14,904     16,618     26,835     16,289      3,053      1,115
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         0.82%      0.73%      0.46%      0.46%      1.04%      1.47%
  Ratio of net investment
    income to average net
    assets(2)                     7.09%      7.20%      7.19%      7.93%      7.66%      6.01%
Portfolio turnover                 118%        69%       121%        73%       241%       118%
----------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.15%      1.07%      1.02%      1.26%      1.05%      2.12%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        6.76%      6.86%      6.63%      7.13%      7.65%      5.36%
----------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(5)  THE FUND COMMENCED OPERATIONS ON JANUARY 3, 1991.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

---------------------
144

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        GROWTH AND INCOME FUND
                              ----------------------------------------------------------------
                                                                            CLASS A    CLASS B
                              -----------------------------------------------------  ---------
                                   YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1995       1994       1993       1992       1991       1995
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $14.10     $14.75     $13.88     $12.84     $10.29     $10.00
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.19       0.22       0.23       0.27       0.41       0.05
  Net realized and
    unrealized gain (loss)
    on investments                 3.87      (0.27)      0.93       1.44       2.14       2.79
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       4.06      (0.05)      1.16       1.71       2.55       2.84
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.19)     (0.22)     (0.23)     (0.27)      0.00      (0.05)
  Distributions from net
    realized gain                 (0.71)     (0.38)     (0.06)     (0.40)      0.00      (0.50)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.90)     (0.60)     (0.29)     (0.67)      0.00      (0.55)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $17.26     $14.10     $14.75     $13.88     $12.84     $12.29
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 28.90%      (0.29)%     8.44%    13.45%     24.77%     28.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $178,488   $113,525   $112,236    $44,883    $10,323     $4,682
  Number of shares
    outstanding, end of
    period (000)                 10,343      8,050      7,609      3,233        804        381
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         1.18%      1.11%      0.93%      0.42%      0.05%      1.87%
  Ratio of net investment
    income to average net
    assets(2)                     1.23%      1.51%      1.72%      2.31%      3.50%      0.43%
Portfolio turnover                 100%        71%        55%        80%        13%       100%
----------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.21%      1.15%      1.11%      1.10%      1.16%      2.21%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        1.20%      1.47%      1.54%      1.63%      2.39%      0.09%
----------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

---------------------
146

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               U.S. GOVERNMENT ALLOCATION FUND
                                      SHORT-INTERMEDIATE U.S.  -------------------------------
                                       GOVERNMENT INCOME FUND                          CLASS A
                              -------------------------------  -------------------------------
                                   YEAR       YEAR     PERIOD       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1995       1994    1993(4)       1995       1994       1993
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $9.39      $9.99     $10.00     $13.76     $15.71     $15.41
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.55       0.46       0.06       0.79       0.87       0.96
  Net realized and
    unrealized gain (loss)
    on investments                 0.61      (0.60)     (0.01)      1.22      (1.95)      1.69
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       1.16      (0.14)      0.05       2.01      (1.08)      2.65
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.55)     (0.46)     (0.06)     (0.79)     (0.87)     (0.96)
  Distributions from net
    realized gain                  0.00       0.00       0.00       0.00       0.00      (1.39)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.55)     (0.46)     (0.06)     (0.79)     (0.87)     (2.35)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $10.00      $9.39      $9.99     $14.98     $13.76     $15.71
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 12.67%      (1.42)%     0.40%    14.91%      (6.99)%    17.46%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                       $39,928    $11,602     $8,557   $135,577   $140,066   $283,206
  Number of shares
    outstanding, end of
    period (000)                  3,994      1,236        857      9,048     10,177     18,031
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         0.71%      0.25%      0.00%      1.04%      1.01%      0.99%
  Ratio of net investment
    income to average net
    assets(2)                     5.64%      4.75%      3.49%      5.41%      5.94%      5.92%
Portfolio turnover                 472%       288%        N/A       292%       112%       150%
----------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.67%      2.28%      2.45%      1.07%      1.08%      1.02%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        4.68%      2.72%      1.04%      5.38%      5.87%      5.89%
----------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON OCTOBER 27, 1993.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

---------------------
148

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                              U.S. GOVERNMENT ALLOCATION FUND
                                                      (CONT.)
                              -------------------------------
                                   CLASS A (CONT.)    CLASS B
                              --------------------  ---------
                                   YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,
                                   1992       1991       1995
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $15.41     $13.14     $10.00
                              ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.87       0.94       0.49
  Net realized and
    unrealized gain (loss)
    on investments                 0.04       1.33       0.91
                              ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       0.91       2.27       1.40
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.87)      0.00      (0.49)
  Distributions from net
    realized gain                 (0.04)      0.00       0.00
                              ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.91)      0.00      (0.49)
                              ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $15.41     $15.41     $10.91
                              ---------  ---------  ---------
                              ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                  6.30%     17.21%     14.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $127,504    $30,098     $4,077
  Number of shares
    outstanding, end of
    period (000)                  8,272      1,954        374
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         1.00%      1.01%      1.65%
  Ratio of net investment
    income to average net
    assets(2)                     6.06%      6.77%      4.31%
Portfolio turnover                  33%       147%       292%
----------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.08%        N/A      2.36%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        5.98%        N/A      3.60%
----------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)
  Net realized and unrealized gain (loss) on
    investments
TOTAL FROM INVESTMENT OPERATIONS
LESS DISTRIBUTIONS:
  Dividends from net investment income
  Distributions from net realized gain
TOTAL FROM DISTRIBUTIONS
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN (NOT ANNUALIZED)(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)
  Number of shares outstanding, end of period
    (000)
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)
  Ratio of net investment income to average
    net assets(2)
Portfolio turnover
------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses
(2) Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses
------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

---------------------
150

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company commenced operations on January 1, 1992, at which time the merger described in Note 5 was consummated, and consists of eight separate diversified Funds: the Asset Allocation, Corporate Stock, Diversified Income, Ginnie Mae, Growth and Income, Money Market Mutual, Short-Intermediate U.S. Government Income and U.S. Government Allocation Funds; and three non-diversified funds: the California Tax-Free Bond, California Tax-Free Income and California Tax-Free Money Market Mutual Funds. The financial statements of the California Tax-Free Money Market Mutual and Money Market Mutual Funds are presented separately from these financial statements.

These Funds invest in a range of securities, generally including money market instruments, equities and U.S. government securities.

Each of the funds presented in this book (the "Funds"), with the exception of the California Tax-Free Income, Corporate Stock, and Short- Intermediate U.S. Government Income Funds, commenced offering Class B shares on January 1, 1995. The two classes of shares differ principally in the applicable sales charges, shareholder servicing fees and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution and service fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of asssets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

---------------------
148

                                                   NOTES TO FINANCIAL STATEMENTS

SECURITY VALUATION

Investments in securities for which the primary market is a national securities exchange or the Nasdaq National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued in a range between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value as determined by procedures set by the Fund's Board of Directors.

Cash equivalents relating to firm commitment purchase agreements are segregated by the custodian and may not be sold while the current commitment is outstanding.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accredited and premiums are amortized as required by the Internal Revenue Code.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The adviser to the Funds pools the Fund's cash and invests in repurchase agreements entered into by the Funds. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at December 31, 1995, are collateralized by U.S. Government obligations. The repurchase agreements were entered into on December 29, 1995.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Asset Allocation, Corporate Stock, Diversified Income, and Growth and Income Funds are declared and distributed quarterly. Dividends to shareholders from net investment income of the California Tax-Free Bond, California Tax-Free Income, Ginnie Mae, Short-Intermediate U.S. Government Income and U.S. Government Allocation Funds are declared daily and distributed monthly. Any dividends to

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

The Company's policy with respect to each Fund is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of the Fund's net investment income and any net realized capital gain to its shareholders. Therefore, no federal or state income tax provision is required. As of December 31, 1995, the California Tax-Free Income Fund has capital loss carryforwards of $128,868 which will expire in the year 2002 and $43,203 which will expire in 2003. The California Tax-Free Bond Fund has a capital loss carryforward of $5,451,042 which will expire in the year 2002. The U.S. Government Allocation Fund has a capital loss carryforward of $23,204,215 which will expire in the year 2002. The Short-Intermediate U.S. Government Income Fund has capital loss carryforwards of $127,148, $200,718, $1,798,834, and $84,610 which will expire in 2000, 2001, 2002, and 2003, respectively. Certain of these loss carryforwards resulted from transactions entered into by the Variable Rate Government Fund prior to the merger with the Short-Intermediate U.S. Government Income Fund. The utilization of these loss carryforwards from the Variable Rate Government Fund may be subject to limitations as a result of rules in the Internal Revenue Code applicable to corporate changes of ownership. The Ginnie Mae Fund has capital loss carryforwards of $3,300,546 which will expire in the year 2001 and $12,854,823 which will expire in the year 2002.

The Board intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income and gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on the sale of investments in the accompanying Statements of Changes in Net Assets.

As a result of permanent book-to-tax differences due to the treatment of equalization accounting, used in 1993, tax returns of capital existed for the Ginnie Mae Fund. However, reclassification adjustments for equalization and tax returns of capital offset each other. The per share effect of the tax return of capital in 1993 was less than one cent per share for Asset Allocation Fund and U.S. Government Allocation Fund and $0.02 for the Ginnie Mae Fund.

ORGANIZATION EXPENSES

Stephens Inc. ("Stephens"), the Funds' administrator, sponsor and distributor,

---------------------
150

                                                   NOTES TO FINANCIAL STATEMENTS
has charged the Funds for expenses incurred in connection with the organization and initial registration of the Fund and/or Class. These expenses are being amortized by the Funds on a straightline basis over 60 months from the date each Fund and/or Class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management. Under the contracts with the California Tax-Free Bond, California Tax-Free Income, Diversified Income and Short-Intermediate U.S. Government Income Funds, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the average daily net assets of the respective Fund. Under the contracts with the Asset Allocation, Corporate Stock, Ginnie Mae, Growth and Income, and U.S. Government Allocation Funds. WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of average daily net assets up to $250 million, 0.40% of average daily net assets of the next $250 million, and 0.30% in excess of $500 million.

In connection with the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds, the Company has entered into subadvisory contracts with Wells Fargo Nikko Investment Advisors ("WFNIA"). WFNIA is an affiliate of Wells Fargo & Company. Pursuant to such agreements, WFB has agreed to pay WFNIA a subadvisory fee. In addition, Wells Fargo Institutional Trust Company N.A. ("WFITC"), a subsidiary of WFNIA, acts as custodian for these Funds. Custody and portfolio accounting fees are paid to WFITC from the sub-advisory fee paid to WFNIA.

Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced WFNIA as investment sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. BGFA was created by the reorganization of WFNIA with and into an affiliate of WFITC.

Pursuant to a sub-advisory contract with each Fund and subject to the overall supervision of WFB, the investment adviser to each Fund, BGFA is responsible for day-to-day portfolio management of each Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in each Fund's portfolio. BGFA is entitled to receive from WFB as compensation for its sub-advisory services monthly fees at the annual rate of 0.20%, 015% and 0.08% of the average daily net assets of the Asset Allocation, U.S. Government Allocation and Corporate Stock Funds, respectively. BGFA is also entitled to receive from WFB annual fees of $40,000 each for its services to the U.S. Government Allocation and Corporate Stock Funds.

BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
Street, San Francisco, CA 94105. As of January 1, 1996 BGFA and its affiliates provide investment advisory services for over $220 billion of assets under management. As of January 1, 1996, WFB provides investment advisory services for approximately $33 billion of assets.

Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and WFITC was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds' custodian. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its services to the Funds so long as BGFA is entitled to receive fees for providing investment advisory services to the Funds. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.

The Company has entered into contracts with WFB on behalf of all of the Funds except the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of the respective Funds.

For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of average daily net assets, 0.045% of the next $50 million, and 0.02% of the average daily net assets over $100 million.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to act as transfer agent for the Funds. Under the contract, WFB is paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per Fund, unless net assets of the respective Fund are under $20 million. For as long as the assets remain under $20 million a Fund will not be charged any transfer agent fees by WFB.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder servicing. Pursuant to the contract, WFB is entitled to an annual fee for providing shareholder servicing of 0.30% of the respective Fund's average daily net assets.

The Company has entered into administration and distribution agreements on behalf of the Funds with Stephens. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services to the Funds. For providing supervisory and administrative services, each Fund pays Stephens a monthly fee at the annual rate of 0.03% of such Fund's average daily net assets.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the following non multi-class funds: the California Tax-Free Income, Corporate Stock, and Short-

---------------------
152

                                                   NOTES TO FINANCIAL STATEMENTS
Intermediate U.S. Government Income Funds. The Company has also adopted, pursuant to Rule 12b-1 of the 1940 Act, separate Distribution Plans for Class A and Class B shares of the multi-class funds.

The Distribution Plan for the non multi-class funds and the separate Distribution Plan for each of the Class A shares of the multi-class funds provides that each Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying on an annual basis 0.05% of the Class A's or non multi-class Fund's average daily net assets for costs incurred. Each of these funds may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses attributable to joint distribution activities will be allocated among the Funds in proportion to their relative net asset sizes.

The separate Class B Distribution Plan for the multi-class funds provides that the Funds may pay, as compensation for distribution-related services, a monthly fee at an annual rate of 0.70% of each such Fund's average daily net assets attributable to Class B shares.

                                                                   DISTRIBUTION   DISTRIBUTION
                                                                           FEES           FEES
FUND                                                                    CLASS A        CLASS B
----------------------------------------------------------------------------------------------
Asset Allocation Fund                                               $ 506,479      $  59,522
California Tax-Free Bond Fund                                         149,164         82,028
Diversified Income Fund                                                43,182         14,985
Ginnie Mae Fund                                                        81,915         29,354
Growth and Income Fund                                                 74,482         13,067
U.S. Government Allocation Fund                                        67,043         13,468

WAIVED FEES

The following amounts of fees and expenses have been waived by WFB for the year ended December 31, 1995:

                                                                        FEES WAIVED
FUND                                                                         BY WFB
-----------------------------------------------------------------------------------
Asset Allocation Fund                                                   $    19,706
California Tax-Free Bond Fund                                             1,232,856
California Tax-Free Income Fund                                             314,402
Corporate Stock Fund                                                        108,638
Diversified Income Fund                                                     146,911
Ginnie Mae Fund                                                             574,978
Growth and Income Fund                                                       18,527
Short-Intermediate U.S. Government Income Fund                              199,881
U.S. Government Allocation Fund                                              31,101

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens, respectively.

Certain officers and directors of the Company are also officers of Stephens. As of December 31, 1995, Stephens owned 6,311shares of the California Tax-Free Bond Fund, 11,228 shares of the California Tax-Free Income Fund and 11,339 shares of the Diversified Income Fund.

Stephens has retained $1,184,736 as sales charges from the proceeds of Class A capital shares sold and $66,575 from the proceeds of Class B capital shares redeemed by the Company for the year ended December 31, 1995. Wells Fargo Securities Inc., a subsidiary of WFB, received $333,234 as sales charges from the proceeds of Class A capital shares sold by the Company for the year ended December 31, 1995.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the year ended December 31, 1995, were as follows:

AGGREGATE                    ASSET   CALIFORNIA   CALIFORNIA
 PURCHASES              ALLOCATION     TAX-FREE     TAX-FREE    CORPORATE  DIVERSIFIED
 AND SALES OF:                FUND    BOND FUND  INCOME FUND   STOCK FUND  INCOME FUND
--------------------------------------------------------------------------------------
U.S. GOVERNMENT
 OBLIGATIONS:
  Purchases at cost   $  3,210,000  $         0  $         0  $         0  $         0
  Sales proceeds       422,194,531            0            0            0            0
OTHER SECURITIES:
  Purchases at cost    119,731,930   27,057,332   39,393,662   16,072,363   64,777,860
  Sales proceeds        53,149,119   40,202,450   15,296,421   16,077,985   40,584,769

                                                        SHORT-
                                                  INTERMEDIATE              U.S.
                                                          U.S.        GOVERNMENT
AGGREGATE PURCHASES     GINNIE MAE    GROWTH AND    GOVERNMENT        ALLOCATION
 AND SALES OF:                FUND   INCOME FUND   INCOME FUND              FUND
--------------------------------------------------------------------------------
U.S. GOVERNMENT
 OBLIGATIONS:
  Purchases at cost   $155,156,563  $          0  $82,621,249     $  214,955,269
  Sales proceeds       135,966,523             0   59,925,207        332,625,095
OTHER SECURITIES:
  Purchases at cost     46,377,956   117,111,717   23,199,819                  0
  Sales proceeds        57,025,032   142,979,376   16,571,316                  0
--------------------------------------------------------------------------------

---------------------
154

                                                   NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARES TRANSACTIONS

As of December 31, 1995, there were 10 billion shares of $0.001 par value capital stock authorized by the Company. At December 31, 1995, each Fund was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares, except that the California Tax-Free Money Market Mutual Fund was authorized to issue 3 billion, each class of the Ginnie Mae Fund was authorized to issue 3 hundred million shares, the Money Market Mutual Fund was authorized to issue 8 billion and each class of the U.S. Government Allocation Fund was authorized to issue 3 hundred million shares. Transactions in capital shares are disclosed in detail in the Statements of Changes in Net Assets.

5. REORGANIZATION OF WELLS FARGO INVESTMENT TRUST FOR RETIREMENT PROGRAMS

At special meetings held on December 31, 1991, unitholders owning a majority of the outstanding units of each of the Wells Fargo Investment Trust for Retirement Programs Funds (the "Trust") as of the close of business on November 8, 1991, approved an Agreement and Plan of Reorganization (the "Agreement") among the Trust, for itself and on behalf of each of the six funds comprising the Trust (each a "Predecessor Fund"); the Stagecoach Funds, Inc., a Maryland corporation ("Stagecoach"); Stephens Inc., a Delaware corporation ("Stephens"); and Wells Fargo in its capacity as the Trustee of the Trust, and in its individual capacity. The Agreement provided, among other things, for the transfer of the assets of each Predecessor Fund to a corresponding series of Stagecoach (each a "Stagecoach Fund"). The Agreement provided that in consideration therefore, each Stagecoach Fund would assume certain identified liabilities of the corresponding Predecessor Fund and would deliver to the corresponding Predecessor Fund the number of full and fractional shares of common stock of the Stagecoach Fund having an aggregate net asset value equivalent to the aggregate net asset value of the assets transferred to the Stagecoach Fund by the corresponding Predecessor Fund (collectively, the "Reorganization").

On January 1, 1992, the Reorganizations closed, and each Predecessor Fund made a pro rata liquidating distribution to its unitholders of the shares of the corresponding Stagecoach Fund it had received.

All of the expenses connected with the Reorganizations were paid by Wells Fargo or Stephens.

All information contained in this Semi-Annual Report which reflects financial data on the Stagecoach Funds for periods prior to 1992 refers to the corresponding Predecessor Funds.

6. SHAREHOLDER MEETINGS

A. MERGER OF FUNDS TO COMBINE VARIABLE RATE GOVERNMENT FUND INTO SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

At a special meeting of the shareholders of the Variable Rate Government Fund on August 7, 1995, an Agreement and

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
Plan of Reorganization was approved to combine the Variable Rate Government Fund into the Short-Intermediate U.S. Government Income Fund. This reorganization was completed on August 28, 1995.

B. ASSET ALLOCATION, CORPORATE STOCK, AND U.S. GOVERNMENT ALLOCATION FUNDS APPROVAL OF REORGANIZATION TO MASTER/FEEDER STRUCTURE, NEW SUB-ADVISORY CONTRACTS AND THE USE OF CERTAIN FUTURES CONTRACTS AND RELATED TRANSACTIONS

On behalf of its Asset Allocation, Corporate Stock and U.S. Government Allocation Funds, the Company requested shareholder approval of a proposal to reorganize each Fund into a master/feeder structure. The Company also requested shareholder approval of new sub-advisory contracts for each Fund and proposed new corresponding master portfolio with WFB, as adviser, and BGFA (the successor entity to WFNIA), as sub-adviser. This action was necessary because of the purchase by a subsidiary of Barclays Bank PLC of WFNIA. Finally the Company requested shareholder approval of an investment policy to permit each Fund to engage in the purchase and sale of certain futures contracts and related transactions. Engaging in these transactions would permit each Fund to maintain liquid assets while investing pursuant to its investment strategy.

At a special meeting of shareholders scheduled for December 5, 1995, as adjourned to December 12, 1995 for the U.S. Government Allocation Fund and to December 19, 1995 for the Asset Allocation and Corporate Stock Funds, shareholders voted on the proposals listed elsewhere in this annual report. The proposals received the required majority of votes and were adopted for each Fund.

---------------------
156

                                                    INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, Corporate Stock Fund, Diversified Income Fund, Ginnie Mae Fund, Growth and Income Fund, Short-Intermediate U.S. Government Income Fund, and U.S. Government Allocation Fund (nine of the funds comprising Stagecoach Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For Asset Allocation Fund, Corporate Stock Fund, Ginnie Mae Fund, Growth and Income Fund and U.S. Government Allocation Fund, all periods indicated in the accompanying financial highlights ending prior to January 1, 1992 were audited by other auditors whose report dated February 19, 1992, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of December 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1996

                                                           ---------------------
                                                                             157

                             STAGECOACH FUNDS, INC.

                    SEC REGISTRATION NOS. 33-42927; 811-6419

                                     PART C

                               OTHER INFORMATION


Item 24.         Financial Statements and Exhibits

         (a)     Financial Statements:

                 The following audited financial statements for the Company's Asset Allocation, California Tax-Free Bond, California Tax-Free Income, Corporate Stock, Diversified Income, Ginnie Mae, Growth and Income, Short-Intermediate U.S. Government Income and U.S. Government Allocation Funds are included in Part B, Item 23:

                 Portfolio of Investments - December 31, 1995
                 Statement of Assets and Liabilities - December 31, 1995 Statement of Operations for the year ended December 31, 1995 Statement of Changes in Net Assets for the year ended December 31, 1995 Financial Highlights for the year ended December 31, 1995 Notes to Financial Statements - December 31, 1995

         (b)     Exhibits:

       Exhibit
       Number                                             Description
       -----                                              -----------

       1                  -         Amended and Restated Articles of Incorporation dated November 22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed
                                    November 29, 1995.

       2                  -         By-Laws, incorporated by reference to the Initial Registration Statement, filed
                                    September 30, 1991.

       3                  -         Not Applicable

       4                  -         Not Applicable

       5(a)(i)(A)         -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset Allocation
                                    Fund, incorporated by reference to  Post-Effective Amendment No. 2 to the
                                    Registration Statement, filed April 17, 1992.

           (i)(B)         -         Sub-Advisory Contract with BZW Barclays Global Fund Advisors on behalf of the Asset
                                    Allocation Fund, filed herewith.


            (ii)(A)       -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the U.S. Government
                                    Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                    Registration Statement, filed April 17, 1992.

            (ii)(B)       -         Sub-Advisory Contract with BZW Barclays Global Fund Advisors on behalf of the U.S.
                                    Government Allocation Fund, filed herewith.

            (iii)         -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free
                                    Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment
                                    No. 2 to the Registration Statement, filed April 17, 1992.

            (iv)          -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free
                                    Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                    Registration Statement, filed April 17, 1992.

            (v)           -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

            (vi)          -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income
                                    Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                    Registration Statement, filed April 17, 1992.

            (vii)(A)      -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

            (vii)(B)      -         Sub-Advisory Contract with BZW Barclays Global Fund Advisors on behalf of the
                                    Corporate Stock Fund, filed herewith.

            (viii)        -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual
                                    Fund, incorporated by reference to Post-Effective Amendment No. 3 to the
                                    Registration Statement, filed May 1, 1992.

            (ix)          -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free
                                    Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the
                                    Registration Statement, filed September 10, 1992.

            (x)           -         Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Diversified Income
                                    Fund, incorporated by reference to Post-Effective Amendment No. 17 to the
                                    Registration Statement, filed November 29, 1995.

       5(b)(i)            -         Administration Agreement with Stephens Inc. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

        (b)(ii)           -         Administration Agreement with Stephens Inc. on behalf of the U.S. Government
                                    Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                    Registration Statement, filed April 17, 1992.

        (b)(iii)          -         Administration Agreement with Stephens Inc. on behalf of the California Tax-Free
                                    Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                    Registration Statement, filed April 17, 1992.




        (b)(iv)           -         Administration Agreement with Stephens Inc. on behalf of the California Tax-Free
                                    Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment
                                    No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(v)            -         Administration Agreement with Stephens Inc. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

        (b)(vi)           -         Administration Agreement with Stephens Inc. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

        (b)(vii)          -         Administration Agreement with Stephens Inc. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

        (b)(viii)         -         Administration Agreement with Stephens Inc. on behalf of the Money Market Mutual
                                    Fund, incorporated by reference to Post-Effective Amendment No. 3 to the
                                    Registration Statement, filed May 1, 1992.

        (b)(ix)           -         Form of Administration Agreement with Stephens Inc. on behalf of the California Tax-
                                    Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the
                                    Registration Statement, filed September 10, 1992.

        (b)(x)            -         Form of Administration Agreement with Stephens Inc. on behalf of the Diversified
                                    Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the
                                    Registration Statement, filed September 10, 1992.

        (b)(xi)           -         Administration Agreement with Stephens Inc. on behalf of the Short-Intermediate U.S.
                                    Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

        (b)(xii)          -         Administration Agreement with Stephens Inc. on behalf of the National Tax-Free Money
                                    Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

        (b)(xiii)         -         Administration Agreement with Stephens Inc. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                                    Statement, filed December 18, 1995.

       6(a)               -         Amended Distribution Agreement with Stephens Inc., incorporated by reference to
                                    Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(i)            -         Selling Agreement with Marketing One Securities, Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

        (b)(ii)           -         Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed
                                    April 17, 1992.

       7                  -         Not Applicable


       8(a)               -         Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment
                                    No. 2 to the Registration Statement, filed April 17, 1992.

        (b)               -         Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                    Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (c)               -         Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment
                                    No. 2 to the Registration Statement, filed April 17, 1992.

        (d)               -         Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free
                                    Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment
                                    No. 2 to the Registration Statement, filed April 17, 1992.

        (e)               -         Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free
                                    Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                    Registration Statement, filed April 17, 1992.

        (f)               -         Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth and Income
                                    Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                    Registration Statement, filed April 17, 1992.

        (g)               -         Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

        (h)               -         Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                                    Statement, filed May 1, 1992.

        (i)               -         Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free
                                    Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the
                                    Registration Statement, filed November 29, 1995.

        (j)               -         Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Diversified Income
                                    Fund, incorporated by reference to Post-Effective Amendment No. 17 to the
                                    Registration Statement, filed November 29, 1995.

        (k)               -         Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate
                                    U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment
                                    No. 8 to the Registration Statement, filed February 10, 1994.

        (l)               -         Form of Custody Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-
                                    Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment
                                    No. 17 to the Registration Statement, filed November 29, 1995.

        (m)               -         Form of Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive
                                    Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the
                                    Registration Statement, filed December 18, 1995.


       9(a)(i)            -         Agency Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed
                                    April 17, 1992.

       9(a)(ii)           -         Form of Agency Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-
                                    Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment
                                    No. 17 to the Registration Statement, filed November 29, 1995.

       9(a)(iii)          -         Form of Agency Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive
                                    Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the
                                    Registration Statement, filed December 18, 1995.

       9(b)(i)            -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-
                                    Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(ii)           -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(iii)          -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Money
                                    Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

        (b)(iv)           -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    California Tax-Free Income Fund, incorporated by reference to Post-Effective
                                    Amendment No. 17 to the Registration Statement, filed November 29, 1995.

        (b)(v)            -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Short-
                                    Intermediate U.S. Government Income Fund, incorporated by reference to Post-
                                    Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

        (b)(vi)           -         Form of Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-
                                    Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

        (b)(vii)          -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B
                                    Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective
                                    Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(viii)         -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B
                                    Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-
                                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(ix)           -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B
                                    Shares of the Diversified Income Fund, incorporated by reference to Post-Effective
                                    Amendment No. 15 to the Registration Statement, filed May 1, 1995.


        (b)(x)            -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B
                                    Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment
                                    No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xi)           -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B
                                    Shares of the Growth and Income Fund, incorporated by reference to Post-Effective
                                    Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xii)          -         Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B
                                    Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-
                                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xiii)         -         Form of Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Class B Shares of the Aggressive Growth Fund, incorporated by reference to Post-
                                    Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

        (b)(xiv)          -         Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-
                                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xv)           -         Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to
                                    Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xvi)          -         Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Class A Shares of the Diversified Income Fund, incorporated by reference to Post-
                                    effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xvii)         -         Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective
                                    Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xviii)        -         Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Class A Shares of the Growth and Income Fund, incorporated by reference to Post-
                                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xix)          -         Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to
                                    Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (b)(xx)           -         Form of Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the
                                    Class A Shares of the Aggressive Growth Fund, incorporated by reference to Post-
                                    Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

        (c)               -         Cross Indemnification Agreement, incorporated by reference to Post-Effective
                                    Amendment No. 11 to the Registration Statement of Stagecoach Inc., filed July 27,
                                    1994.

        (d)(i)            -         Servicing Plan on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                                    Statement, filed November 29, 1995.

        (d)(ii)           -         Servicing Plan on behalf of the Class B Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

        (d)(iii)          -         Servicing Plan on behalf of the Class B Shares of the California Tax-Free Bond Fund,
                                    incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

        (d)(iv)           -         Servicing Plan on behalf of the Class B Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

        (d)(v)            -         Servicing Plan on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed
                                    May 1, 1995.

        (d)(vi)           -         Servicing Plan on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

        (d)(vii)          -         Servicing Plan on behalf of the Class B Shares of the U.S. Government Allocation
                                    Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                    Registration Statement, filed May 1, 1995.

        (d)(viii)         -         Servicing Plan on behalf of the Class B Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                                    Statement, filed December 18, 1995.

        (d)(ix)           -         Servicing Plan on behalf of the Class A Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                                    Statement, filed December 18, 1995.

       10                 -         Opinion and Consent of Counsel, filed herewith.

       11                 -         Consent of Auditors -- KPMG Peat Marwick LLP, filed herewith.

       12                 -         Not Applicable

       13                 -         Investment letter, incorporated by reference to Item 24(b) of Pre-Effective
                                    Amendment No. 1 to the Registration Statement, filed November 29, 1991.

       14                 -         Not Applicable

       15(a)(i)           -         Distribution Plan on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                    Statement, filed April 17, 1992.

         (a)(ii)          -         Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                    1992.

         (a)(iii)         -         Distribution Plan on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May
                                    1, 1992.

         (a)(iv)          -         Distribution Plan on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed
                                    September 10, 1992.

         (a)(v)           -         Distribution Plan on behalf of the Short-Intermediate U.S. Government Income Fund,
                                    incorporated by reference to Post-Effective Amendment No. 8 to the Registration
                                    Statement, filed February 10, 1994.

         (a)(vi)          -         Distribution Plan on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                                    Statement, filed November 29, 1995.

         (b)(i)           -         Distribution Plan on behalf of the Class B Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

         (b)(ii)          -         Distribution Plan on behalf of the Class B Shares of the California Tax-Free Bond
                                    Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                    Registration Statement, filed May 1, 1995.

         (b)(iii)         -         Distribution Plan on behalf of the Class B Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

         (b)(iv)          -         Distribution Plan on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

         (b)(v)           -         Distribution Plan on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

         (b)(vi)          -         Distribution Plan on behalf of the Class B Shares of the U.S. Government Allocation
                                    Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                    Registration Statement, filed May 1, 1995.

         (b)(vii)         -         Distribution Plan on behalf of the Class B Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                                    Statement, filed December 18, 1995.

         (c)(i)           -         Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation
                                    Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                    Registration Statement, filed May 1, 1995.

         (c)(ii)          -         Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free
                                    Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                    Registration Statement, filed May 1, 1995.

         (c)(iii)         -         Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income
                                    Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                    Registration Statement, filed May 1, 1995.

         (c)(iv)          -         Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                    Statement, filed May 1, 1995.

         (c)(v)           -         Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income
                                    Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                    Registration Statement, filed May 1, 1995.

         (c)(vi)          -         Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government
                                    Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                    Registration Statement, filed May 1, 1995.

         (c)(vii)         -         Distribution Plan on behalf of the Class A Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                                    Statement, filed December 18, 1995.

       16(a)              -         Schedules for Computation of Performance Data, incorporated by reference to Post-
                                    Effective Amendment No. 2, filed April 17, 1992.

       16(b)              -         Schedules for Computation of Performance Data, incorporated by reference to Post-
                                    Effective Amendment No. 15, filed May 1, 1995.

       17                 -         Powers of Attorney, incorporated by reference to Initial Registration Statement, filed September 30, 1991.

       18(a)              -         Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective Amendment
                                    No. 14 to the Registration Statement, filed April 14, 1995.

       18(b)              -         Amended Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective
                                    Amendment No. 19 to the Registration Statement, filed December 18, 1995.

       27(1)              -         Financial Data Schedule for the Corporate Stock Fund, filed herewith.

       27(2)(A)           -         Financial Data Schedule for the Class A Shares of the Asset Allocation Fund, filed herewith.

       27(2)(B)           -         Financial Data Schedule for the Class B Shares of the Asset Allocation Fund, filed herewith.

       27(3)(A)           -         Financial Data Schedule for the Class A Shares of the U.S. Government Allocation
                                    Fund, filed herewith.

       27(3)(B)           -         Financial Data Schedule for the Class B Shares of the U.S. Government Allocation
                                    Fund, filed herewith.


Item 25.    Persons Controlled by or under Common Control with Registrant

            No person is controlled by or under common control with Registrant.


Item 26.    Number of Holders of Securities

            As of December 31, 1995, the number of record holders of each class of Securities of the Registrant was as follows:

                      Title of Class                                      Number of Record Holders
                      --------------                                      ------------------------
                                                                    Class A*                    Class B
                                                                    --------                    -------
Aggressive Growth Fund                                                 N/A                        N/A

Asset Allocation Fund                                                68,157                     1,390

U.S. Government Allocation Fund                                      13,687                       146

California Tax-Free Money Market Mutual Fund                         30,571                       N/A

California Tax-Free Bond Fund                                         9,182                       641

Growth and Income Fund                                               20,734                       411

Ginnie Mae Fund                                                      13,105                       325

Corporate Stock Fund                                                 28,407                       N/A

Money Market Mutual Fund                                            141,756                     4,389**

California Tax-Free Income Fund                                       2,599                       N/A

Diversified Income Fund                                               9,304                       273

Short-Intermediate U.S. Government                                    4,114                       N/A
          Income Fund

National Tax-Free Money Market                                          1                         N/A
          Mutual Fund


* For purposes of this chart, shares of single class Funds are included under the designation "Class A".

**     Designates the number of Class S Shares outstanding.

Item 27.     Indemnification

             The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

             (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and
    (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

                 (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28.     Business and Other Connections of Investment Adviser.

             Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment adviser to several of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

         To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.



Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
-------------------                   -----------------------------------------
H. Jesse Arnelle                      Senior Partner of Arnelle & Hastie
Director                              455 Market Street
                                      San Francisco, CA 94105

                                      Director of FPL Group, Inc.
                                      700 Universe Blvd.
                                      P.O. Box 14000
                                      North Palm Beach, FL 33408

William R. Breuner                    General Partner in Breuner Associates, Breuner Properties and
Director                              Breuner-Pavarnick Real Estate Developers.  Retired Chairman of the
                                      Board of Directors of John Breuner Co.
                                      2300 Clayton Road, Suite 1570
                                      Concord, CA 94520


                                      Vice Chairman of the California State Railroad
                                      Museum Foundation.
                                      111  I  Street
                                      Old Sacramento, CA 95814

William S. Davila                     President and Director of The Vons Companies, Inc.
Director                              618 Michillinda Avenue
                                      Arcadia, CA  91007

                                      Officer of Western Association of Food Chains
                                      825 Colorado Blvd. No. 203
                                      Los Angeles, CA 90041

Rayburn S. Dezember                   Director of CalMat Co.
Director                              3200 San Fernando Road
                                      Los Angeles, CA  90065

                                      Director of Tejon Ranch Co.
                                      P.O. Box 1000
                                      Lebec, CA  93243

                                      Director of Turner Casting Corp.
                                      P.O. Box 1099
                                      Cudahy, CA 90201

                                      Director of The Bakersfield Californian
                                      P.O. Box 440
                                      1707  I  Street
                                      Bakersfield, CA 93302

                                      Director of Kern County Economic Development Corp.
                                      P.O. Box 1229
                                      2700 M Street, Suite 225
                                      Bakersfield, CA 93301

                                      Chairman of the Board of Trustees of Whittier College
                                      13406 East Philadelphia Avenue
                                      P.O. Box 634
                                      Whittier, CA 90608

Paul Hazen                            Chairman of the Board of Directors of
Chairman of the                       Wells Fargo & Company
Board of Directors                    420 Montgomery Street
                                      San Francisco, CA  94105

                                      Director of Pacific Telesis Group
                                      130 Kearny Street
                                      San Francisco, CA  94108

                                      Director of Phelps Dodge Corp.
                                      2600 North Central Avenue
                                      Phoenix, AZ 85004

                                      Director of Safeway Inc.
                                      Fourth and Jackson Streets
                                      Oakland, CA  94660

Robert K. Jaedicke                    Accounting Professor and Dean Emeritus of
Director                              Graduate School of Business, Stanford University
                                      MBA Admissions Office
                                      Stanford, CA  94305

                                      Director of Homestake Mining Co.
                                      650 California Street
                                      San Francisco, CA 94108


                                      Director of California Water Service Company
                                      1720 North First Street
                                      San Jose, CA 95112

                                      Director of Boise Cascade Corp.
                                      1111 West Jefferson Street
                                      P.O. Box 50
                                      Boise, ID  83728

                                      Director of Enron Corp.
                                      1400 Smith Street
                                      Houston, TX  77002

                                      Director of GenCorp, Inc.
                                      175 Ghent Road
                                      Fairlawn, OH  44333

Paul A. Miller                        Chairman of Executive Committee and Director of
Director                              Pacific Enterprises
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

                                      Trustee of Mutual Life Insurance Company of New York
                                      1740 Broadway
                                      New York, NY  10019

                                      Director of Newhall Management Corporation
                                      23823 Valencia Blvd.
                                      Valencia, CA 91355

                                      Trustee of University of Southern California
                                      University Park  TGF 200
                                      665 Exposition Blvd.
                                      Los Angeles, CA 90089

Ellen M. Newman                       President of Ellen Newman Associates
Director                              323 Geary Street,  Suite 507
                                      San Francisco, CA 94102

                                      Chair of Board of Trustees of
                                      University of California at San Francisco Foundation
                                      250 Executive Park Blvd., Suite 2000
                                      San Francisco, CA  94143

                                      Director of American Conservatory Theater
                                      30 Grant Avenue
                                      San Francisco, CA 94108

                                      Director of California Chamber of Commerce
                                      1201 K Street, 12th Floor
                                      Sacramento, CA 95814

Philip J. Quigley                     Chairman, Chief Executive Officer and
Director                              Director of Pacific Telesis Group
                                      130 Kearney Street, Rm. 3700
                                      San Francisco, CA 94108

                                      Director of Varian Associates
                                      3050 Hansen Way
                                      P.O. Box 10800
                                      Palo Alto, CA 94303

Carl E. Reichardt                     Chairman and Chief Executive Officer of the
Director                              Board of Directors of Wells Fargo & Company
                                      420 Montgomery Street
                                      San Francisco, CA 94105

                                      Director of Ford Motor Company
                                      The American Road
                                      Dearborn, MI  48121

                                      Director of Hospital Corporation of America,
                                      HCA-Hospital Corp. of America
                                      One Park Plaza
                                      Nashville, TN  37203

                                      Director of Pacific Gas and Electric Company
                                      77 Beale Street
                                      San Francisco, CA 94105

                                      Director of Newhall Management Corporation
                                      23823 Valencia Blvd.
                                      Valencia, CA 91355

Donald B. Rice                        President, Chief Operating Officer and Director of
Director                              Teledyne, Inc.
                                      2049 Century Park East
                                      Los Angeles, CA  90067

                                      Director of Vulcan Materials Company
                                      One Metroplex Drive
                                      Birmingham, AL  35209

                                      Retired Secretary of the Air Force

Susan G. Swenson                      President and Chief Executive Officer of Cellular One
Director                              651 Gateway Blvd.
                                      San Francisco, CA 94080

Chang-Lin Tien                        Chancellor of University of California at Berkeley
Director                              UC at Berkeley
                                      Berkeley, CA 94720



John A. Young                         President, Director and Chief Executive Officer of
Director                              Hewlett-Packard Company
                                      3000 Hanover Street
                                      Palo Alto, CA  94304

                                      Director of Chevron Corporation
                                      225 Bush Street
                                      San Francisco, CA  94104

William F. Zuendt                     Director of 3Com Corp.
President                             5400 Bayfront Plaza
                                      P.O. Box 58145
                                      Santa Clara, CA  95052

                                      Director of MasterCard International
                                      888 Seventh Avenue
                                      New York, NY 10106

                                      Trustee of Golden Gate University
                                      536 Mission Street
                                      San Francisco, CA 94163


         BZW Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of BZW Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as the sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. As of May 1, 1996, BGFA will no longer serve as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. As of this date, BGFA will serve as sub-adviser to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of MIT in which such funds invest substantially all of their assets.

         The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and Position                     Principal Business(es) During at
at BGFA                               Least the Last Two Fiscal Years
-------                               -------------------------------
Frederick L.A. Grauer           Chairman and Director of WFNIA and WFITC+
Chairman, Director


Donald L. Luskin                Chief Executive Officer of WFNIA's Defined Contribution Group+
Vice Chairman & Director

Irving Cohen                    Chief Financial Officer and Chief Operating Officer of Barclays Bank PLC,
Director                        New York Branch and Chief Operating Officer of Barclays Group, Inc. (USA)*:
                                previously Chief Financial Officer of Barclays de Zoete Wedd Securities Inc.
                                (1994)*

Andrea M. Zolberti              Chief Financial Officer of WFNIA and WFITC+
Chief Financial Officer
Vincent J. Bencivenga           Previously Vice President at State Street Bank & Trust Company++
Chief Fiduciary Officer


  *      222 Broadway, New York, New York, 10038.

  +      45 Fremont Street, San Francisco, California 94105.

 ++      One Financial Center, Boston, Massachusetts 02111.

         Prior to January 1, 1996 Wells Fargo Nikko Investment Advisors ("WFNIA") served as the sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "The Funds and Management" in the Prospectus and "Management of the Company" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.     Principal Underwriters.

             (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., Stagecoach Inc. and Stagecoach Trust; and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., and Nations Government Income Term Trust 2004, Inc., and Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies and Nations Fund Trust, Nations Funds, Inc., Nations Fund Portfolios, Inc. and The Capitol Mutual Funds, which are open-end management investment companies.

             (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the

Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

             (c) Not Applicable.

Item 30.     Location of Accounts and Records.

             (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

             (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

             (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

             (d) BGFA maintains all Records relating to its services as sub-adviser for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

             (e) Stephens maintains all Records relating to its services as sponsor, administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.     Management Services.

             Other than as set forth under the captions "The Fund, the Master Portfolio and Management" and "Management and Servicing Fees" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.     Undertakings.

             (a) Not Applicable.

             (b) Not Applicable.

             (c) Insofar as indemnification for liability arising under the
                 Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

             (d) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10W of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

             (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 28th day of February, 1996.

                                      STAGECOACH FUNDS, INC.

                                      By  /s/ Richard H. Blank, Jr.
                                          -------------------------------
                                          (Richard H. Blank, Jr.)
                                          Chief Operating Officer



             Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


    Signature                              Title
    ----------                             -----
    /s/R. Greg Feltus                      Director, Chairman and
    ---------------------------            President (Principal Executive Officer)
    (R. Greg Feltus)

    /s/Richard H. Blank, Jr.               Chief Operating Officer,
    ---------------------------            Secretary and Treasurer
    (Richard H. Blank, Jr.)

    /s/Jack S. Euphrat                     Director
    ---------------------------
    (Jack S. Euphrat)


    /s/Thomas S. Goho                      Director
    ---------------------------
    (Thomas S. Goho)


    /s/Zoe Ann Hines                       Director
    ---------------------------
    (Zoe Ann Hines)


    /s/W. Rodney Hughes                    Director
    ---------------------------
    (W. Rodney Hughes)


    /s/Robert M. Joses                     Director
    ---------------------------
    (Robert M. Joses)


    /s/J. Tucker Morse                     Director
    ---------------------------
    (J. Tucker Morse)


*By: /s/Richard H. Blank, Jr.
    ---------------------------
    (Richard H. Blank, Jr.)
    As Attorney-in-Fact

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 28th day of February, 1996.


                                      MASTER INVESTMENT TRUST

                                      By  /s/ Richard H. Blank, Jr.
                                          -----------------------------------
                                           (Richard H. Blank, Jr., Secretary)



    Signature                                      Title
    ---------                                      -----


    /s/ R. Greg Feltus                             Trustee, Chairman and President
    ---------------------------                    (Principal Executive Officer)
    (R. Greg Feltus)

    /s/ Richard H. Blank, Jr.                      Secretary and Treasurer (Chief
    ---------------------------                    Operating Officer)
    (Richard H. Blank, Jr.)

    /s/Jack S. Euphrat                             Trustee
    ---------------------------
    (Jack S. Euphrat)

    /s/ Thomas S. Goho                             Trustee
    ---------------------------
    (Thomas S. Goho)

    /s/ Zoe Ann Hines                              Trustee
    ---------------------------
    (Zoe Ann Hines)

    /s/ W. Rodney Hughes                           Trustee
    ---------------------------
    (W. Rodney Hughes)

    /s/ Robert M. Joses                            Trustee
    ---------------------------
    (Robert M. Joses

    /s/ J. Tucker Morse                            Trustee
    ---------------------------
    (J. Tucker Morse


*By: /s/Richard H. Blank, Jr.
    ---------------------------
    (Richard H. Blank, Jr.)
    As Attorney-in-Fact

                             STAGECOACH FUNDS, INC.
                          FILE NOS. 33-42927; 811-6419

                                 EXHIBIT INDEX


EXHIBIT NUMBER                                               DESCRIPTION

EX-99.B5(a)(i)(B)               -   Sub-Advisory Contract with BZW Barclays Global Fund Advisors on behalf of the Asset Allocation Fund

EX-99.B5(a)(ii)(B)              -   Sub-Advisory Contract with BZW Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund

EX-99.B5(a)(vii)(B)             -   Sub-Advisory Contract with BZW Barclays Global Fund Advisors on behalf of the Corporate Stock Fund
EX-99.B10                       -   Opinion and Consent of Counsel

EX-99.B11                       -   Consent of Auditors -- KPMG Peat Marwick LLP

EX-27.1                         -   Financial Data Schedule - Corporate Stock Fund

EX-27.2(A)                      -   Financial Data Schedule - Asset Allocation Fund Class A

EX-27.2(B)                      -   Financial Data Schedule - Asset Allocation Fund Class B

EX-27.3(A)                      -   Financial Data Schedule - U.S. Government Allocation Fund Class A

EX-27.3(B)                      -   Financial Data Schedule - U.S. Government Allocation Fund Class B